AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 2002


                                             1933 ACT REGISTRATION NO. 333-37728
                                             1940 ACT REGISTRATION NO. 811-07325

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 7 [X]


                                       AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 31 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-4708

                     (Name and address of agent for service)

                                   Copies to:


             CHRISTOPHER E. PALMER                            ADAM SCARAMELLA
                 SHEA & GARDNER                      VICE PRESIDENT, CORPORATE COUNSEL
        1800 MASSACHUSETTS AVENUE, N.W.         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
            WASHINGTON, D.C. 20036                         213 WASHINGTON STREET
                (202) 828-2093                         NEWARK, NEW JERSEY 07102-2992
                                                              (973) 802-4940


It is proposed that this filing will become effective (check appropriate space):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on                 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[X] on November 15, 2002 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      Title of Securities Being Registered:
                  Interests in Individual Variable Annuity Contracts

This filing is made to reflect the addition of two new versions of the Strategic Partners Annuity One variable annuity contract that add certain additional and modified features to the existing versions of the contract. The prospectus and statement of additional information included in this filing are designed for use in connection with these new contract versions. This filing does not supersede the prospectuses and statement of additional information included in Post-Effective Amendment No. 5 to the registrant's registration statement, filed April 25, 2002, which includes the prospectuses and statement of additional information for the existing versions of the contract.

STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: JANUARY 6, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
DAVIS SELECTED ADVISERS L.P.
DEUTSCHE ASSET MANAGEMENT INC.
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.
VICTORY CAPITAL MANAGEMENT INC.


You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------


To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated January 6, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 56 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Summary of Contract Expenses.......................     14
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     25
                                                Short Term Cancellation Right or "Free Look".......     26

                                           Section 2: What Investment Options Can I Choose?........     27
                                                Variable Investment Options........................     27
                                                Fixed Interest Rate Options........................     28
                                                Transfers Among Options............................     29
                                                Market Timing......................................     29
                                                Other Available Features...........................     29
                                                Voting Rights......................................     30
                                                Substitution.......................................     30

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     31
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     31
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     31
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     31
                                                    Option 3: Interest Payment Option..............     31
                                                    Other Annuity Options..........................     31
                                                    Tax Considerations.............................     32
                                                Guaranteed Minimum Income Benefit..................     32
                                                    GMIB Option 1 -- Single Life Payout Option.....     33
                                                    GMIB Option 2 -- Joint Life Payout Option......     33
                                                Income Appreciator Benefit.........................     34

                                           Section 4: What is the Death Benefit?...................     36
                                                Beneficiary........................................     36
                                                Calculation of the Death Benefit...................     36
                                                Guaranteed Minimum Death Benefit...................     36
                                                Special Rules If Joint Owners......................     37
                                                Payout Options.....................................     37
                                                Earnings Appreciator Benefit.......................     38
                                                Spousal Continuance Benefit........................     39

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     41
                                                Purchase Payments..................................     41
                                                Allocation of Purchase Payments....................     41
                                                Credits............................................     41
                                                Calculating Contract Value.........................     42

--------------------------------------------------------------------------------


                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     43
                                                Insurance and Administrative Cost..................     43
                                                Earnings Appreciator Benefit Charge................     43
                                                Guaranteed Minimum Income Benefit Charge...........     44
                                                Income Appreciator Benefit Charge..................     44
                                                Contract Maintenance Charge........................     45
                                                Withdrawal Charge..................................     45
                                                Waiver of Withdrawal Charges.......................     46
                                                Taxes Attributable to Premium......................     46
                                                Transfer Fee.......................................     46
                                                Company Taxes......................................     46
                                           Section 7: How Can I Access My Money?...................     47
                                                Withdrawals During the Accumulation Phase..........     47
                                                Automated Withdrawals..............................     47
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     47
                                                Suspension of Payments or Transfers................     49
                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     50
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     50
                                                Contracts Held by Tax-Favored Plans................     52
                                           Section 9: Other Information............................     56
                                                Pruco Life Insurance Company.......................     56
                                                The Separate Account...............................     56
                                                Sale and Distribution of the Contract..............     56
                                                Assignment.........................................     56
                                                Financial Statements...............................     57
                                                Statement of Additional Information................     57
                                                Householding.......................................     57
                                                IRA Disclosure Statement...........................     58
                                           Appendix................................................     62
                                                Accumulation Unit Values...........................     63



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE


When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes.


ADJUSTED PURCHASE PAYMENT


Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the earnings appreciator benefit.


ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.


BENEFICIARY


The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has different withdrawal charges and insurance and administrative costs than the Contract Without Credit.


CONTRACT WITHOUT CREDIT


A version of the annuity contract that does not provide a credit and has different withdrawal charges and insurance and administrative costs than the Contract With Credit.


CREDIT


If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.


DEATH BENEFIT


If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


automatically made to selected variable investment options. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.



EARNINGS APPRECIATOR BENEFIT (EAB)



An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.


FIXED INTEREST RATE OPTIONS


Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option).



GMDB PROTECTED VALUE



The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The protected value will be subject to certain age restrictions and time durations, however it will still be increased by subsequent invested purchase payments, reduced by withdrawals.



GMDB ROLL-UP



We may use the GMDB roll-up value to compute the GMDB protected value of the guaranteed minimum death benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% (if the sole owner or the older of the owner and joint owner is less than 80 years old on the contract date) or 3% (if the sole owner or the older of the owner and joint owner is between 80 and 85 years old on the contract date) starting on the date that each invested purchase payment is made, reduced by withdrawals.



GMDB STEP-UP



We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.



     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.



     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.



GMIB PROTECTED VALUE



The GMIB protected value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract.



GMIB ROLL-UP



We will use GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. If the annuitant is 75 years old or less on the contract date, the GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by withdrawals.



GOOD ORDER



An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


GUARANTEED MINIMUM DEATH BENEFIT (GMDB)



An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the GMDB roll-up value, the GMDB step-up value, or the larger of the two.



GUARANTEED MINIMUM INCOME BENEFIT (GMIB)



An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates.



IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit
(IAB) during the accumulation phase.



IAB CREDIT



An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit (IAB) during the accumulation phase.



INCOME APPRECIATOR BENEFIT (IAB)



An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.


INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS


Your purchase payments less any deduction we make for any premium or other tax charge.


JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS


Your total purchase payments less any withdrawals you have made.



PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.


SEPARATE ACCOUNT


We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.


TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 50.


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?


The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options and two fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.


   There are two basic versions of the Strategic Partners Annuity One variable annuity.


Contract With Credit.


- provides for a bonus credit that we add to each purchase payment that you make,


- has different withdrawal charges and insurance and administrative costs than the Contract Without Credit,



Contract Without Credit.


-  does not provide a credit,


- has different withdrawal charges and insurance and administrative costs than the Contract With Credit.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.


   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.



   You can invest your money in any or all of the variable investment options and the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.


   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.


   The contract offers a choice of income and death benefit options, which may also be available to you.


   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP MFS Mid-Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.


   Two guaranteed fixed interest rate options are also available:



- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least between 1.5% to 3% per year depending on your state's applicable law. We may also offer an additional interest crediting rate for one year that will be in addition to the one-year base interest rate, which we will only credit on new investments to this option.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be no less than a certain "GMIB protected value" applied to the guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 31.


SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "GMDB protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:



- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"



- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or



-  the greater of the GMDB step-up value or GMDB roll-up value.

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SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


If on the date we receive due proof of death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 40.



   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 37.



   For an additional fee, you may also choose, if it is available under your contract, the earnings appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?


Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.



   You may purchase this contract only if you are age 85 or younger, certain age limits apply to certain features and benefits described herein.


SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.


- Each year we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.



- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:


   --  1.40% if you do not choose the guaranteed minimum death benefit,


   -- 1.65% if you choose the GMDB roll-up or GMDB step-up guaranteed minimum death benefit option, and



   -- 1.75% if you choose the guaranteed minimum death benefit option of the greater of the GMDB roll-up or GMDB step-up.



  The insurance and administrative cost is an additional 0.10% annually for the Contract With Credit.



- We will deduct an additional charge if you choose the earnings appreciator benefit supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.



- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.30% of the GMIB protected value.



- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.


- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

- The mutual funds in which the variable investment options invest also incur fees and expenses. For the year 2001, these daily charges ranged on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.


- If, you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 4-8% for the Contract With Credit.



   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 14 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 44.


SECTION 7
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 to 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 4-8%.


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THIS SUMMARY INCLUDES THE 2001 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS, BUT DOES NOT INCLUDE ANY CHARGE FOR PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.


The chart below summarizes maximum charges for Strategic Partners Annuity One. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 44. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.



WITHDRAWAL CHARGE (see Note 1 on page 15)
-----------------------------------------------
     CONTRACT        CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


MAXIMUM TRANSFER FEE                                         ALL CONTRACTS
--------------------                                             -----
         first 12 transfers per contract year                    $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                    $  30

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (see Note 3 below)
------------------------------------------------------------------
                                                                 $  60
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
           Step-Up:                                               1.65%
         Guaranteed Minimum Death Benefit Option--Greater of
           Roll-Up and Step-Up:                                   1.75%
         Additional Charge for Contract With Credit (see
           Note 4 below)                                          0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
----------------------------------------------------------
  UPON CERTAIN WITHDRAWALS (see Note 5 below)
-------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.30%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS (see Note 6 below)
---------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS (see Note 7 below)
---------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.30%



NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 46.


NOTE 2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.


NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. We currently assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).



NOTE 4: We impose this additional charge of 0.10% on the version of the Contract With Credit after expiration of the free look period, irrespective of which death benefit option you choose.



NOTE 5: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 32. This charge is equal to 0.30% of the "GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first five percent withdrawal occurs. See "Effect of Withdrawals" on page
33. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. In the future, we may make other guaranteed minimum income benefit options available. Those other options may involve different fees.



NOTE 6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last calculated. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



NOTE 7: We impose this charge only if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 16)


These are the historical fund
expenses for the year ended
December 31, 2001. Fund expenses
are not fixed or guaranteed by the
Strategic Partners Annuity One
contract and will vary from year to
year.

THE PRUDENTIAL SERIES FUND INC.:

(1) Each "SP" Portfolio has expense
reimbursements in effect, and the
table shows total expenses both
with and without these expense
reimbursements. These expense
reimbursements are voluntary and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of The Prudential Series Fund
invests in a combination of
underlying portfolios of The
Prudential Series Fund. The Total
Expenses and Total Expenses After
Expense Reimbursement for each
Asset Allocation Portfolio are
calculated as a blend of the fees
of the underlying portfolios, plus
a 0.05% advisory fee payable to the
investment adviser, Prudential
Investments LLC.

JANUS ASPEN SERIES GROWTH
PORTFOLIO --
SERVICE SHARES:

(3) Table reflects expenses for the
fiscal year ended December 31,
2001. All expenses are shown
without the effect of any offset
arrangements.

(4) Long-term shareholders may pay
more than the economic equivalent
of the maximum front-end sales
charges permitted by the National
Association of Securities Dealers,
Inc.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                    0.60%           0.04%            0.64%               0.64%
         Prudential Equity Portfolio                           0.45%           0.04%            0.49%               0.49%
         Prudential Global Portfolio                           0.75%           0.09%            0.84%               0.84%
         Prudential Money Market Portfolio                     0.40%           0.03%            0.43%               0.43%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         Prudential Value Portfolio                            0.40%           0.04%            0.44%               0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.90%            1.74%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           2.50%            3.45%               1.07%
         SP AIM Core Equity Portfolio                          0.85%           1.70%            2.55%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.67%            1.57%               1.10%
         SP Alliance Technology Portfolio                      1.15%           2.01%            3.16%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.52%            1.27%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.35%            1.06%               0.87%
         SP Davis Value Portfolio                              0.75%           0.28%            1.03%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           2.37%            3.27%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.66%            1.46%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           1.89%            2.84%               1.15%
         SP Jennison International Growth Portfolio            0.85%           1.01%            1.86%               1.24%
         SP Large Cap Value Portfolio                          0.80%           1.18%            1.98%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           2.29%            3.04%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           1.31%            2.11%               1.00%
         SP PIMCO High Yield Portfolio                         0.60%           0.48%            1.08%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.22%            0.82%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.81%            1.41%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.66%            1.56%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           1.71%            2.61%               1.01%


                                                              INVESTMENT
                                                              ADVISORY           12b-1           OTHER
                                                                FEES             FEE(2)        EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(3, 4)
------------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%           0.25%            0.01%               0.91%


* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 15.


The "Expense Examples" on the following pages are calculated using the figures in the "Total Actual Expenses After Expense Reimbursement" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS ANNUITY ONE. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS ANNUITY ONE WITH OTHER VARIABLE ANNUITY CONTRACTS.

Example 1a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract Without Credit;


- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, or Income Appreciator Benefit;


- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

Example 1b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


Example 2a: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit; Income Appreciator Benefit; and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Contract Without Credit;


- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;



-  You choose the Guaranteed Minimum Income Benefit;



-  You choose the Earnings Appreciator Benefit;



-  You choose the Income Appreciator Benefit;


- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


Example 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit; Income Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


Example 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 4a: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 4b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following pages.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER. THESE
EXAMPLES DO NOT DEPICT EVERY
POSSIBLE COMBINATION OF CHARGES
UNDER THE CONTRACTS.

These examples assume that the
current expense reimbursements
remain in effect during the life of
the contract. If the expense
reimbursements terminated, expenses
could increase.


The values shown in the 10 year
column are the same for Example 1a
and Example 1b, the same for
Example 2a and 2b, the same for
Example 3a and 3b, the same for
Example 4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in the initial
year of this contract. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.05% of
contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 1a:                       EXAMPLE 1b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Equity Portfolio                   $827   $1,059   $1,317   $2,264   $197     $609    $1,047    $2,264
         Prudential Global Portfolio                   $862   $1,165   $1,495   $2,626   $232     $715    $1,225    $2,626
         Prudential Money Market Portfolio             $821   $1,041   $1,286   $2,201   $191     $591    $1,016    $2,201
         Prudential Stock Index Portfolio              $817   $1,029   $1,265   $2,159   $187     $579      $995    $2,159
         Prudential Value Portfolio                    $822   $1,044   $1,291   $2,212   $192     $594    $1,021    $2,212
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $882   $1,226   $1,596   $2,826   $252     $776    $1,326    $2,826
         SP AIM Aggressive Growth Portfolio            $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP AIM Core Equity Portfolio                  $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP Alliance Large Cap Growth Portfolio        $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Alliance Technology Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Balanced Asset Allocation Portfolio        $870   $1,189   $1,535   $2,706   $240     $739    $1,265    $2,706
         SP Conservative Asset Allocation Portfolio    $865   $1,174   $1,510   $2,656   $235     $724    $1,240    $2,656
         SP Davis Value Portfolio                      $861   $1,162   $1,490   $2,615   $231     $712    $1,220    $2,615
         SP Deutsche International Equity Portfolio    $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Growth Asset Allocation Portfolio          $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         SP INVESCO Small Company Growth Portfolio     $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Jennison International Growth Portfolio    $902   $1,285   $1,695   $3,022   $272     $835    $1,425    $3,022
         SP Large Cap Value Portfolio                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP MFS Capital Opportunities Portfolio        $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP MFS Mid-Cap Growth Portfolio               $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP PIMCO High Yield Portfolio                 $860   $1,159   $1,485   $2,605   $230     $709    $1,215    $2,605
         SP PIMCO Total Return Portfolio               $854   $1,141   $1,455   $2,544   $224     $691    $1,185    $2,544
         SP Prudential U.S. Emerging Growth Portfolio  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP Small/Mid Cap Value Portfolio              $883   $1,229   $1,601   $2,836   $253     $779    $1,331    $2,836
         SP Strategic Partners Focused Growth
           Portfolio                                   $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $869   $1,816   $1,530   $2,696   $239     $736    $1,260    $2,696

These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 2a:                         EXAMPLE 2b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                           $961   $1,399   $1,861   $3,322   $303      $929    $1,579    $3,322
         Prudential Equity Portfolio                $947..   $1,354   $1,788   $3,181   $289      $884    $1,506    $3,181
         Prudential Global Portfolio                $982..   $1,461   $1,963   $3,517   $324      $991    $1,681    $3,517
         Prudential Money Market Portfolio          $942..   $1,340   $1,764   $3,133   $284      $870    $1,482    $3,133
         Prudential Stock Index Portfolio           $937..   $1,325   $1,739   $3,085   $279      $855    $1,457    $3,085
         Prudential Value Portfolio                 $943..   $1,343   $1,768   $3,143   $285      $873    $1,486    $3,143
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,001.. $1,516   $2,054   $3,689   $343    $1,046    $1,772    $3,689
         SP AIM Aggressive Growth Portfolio         $1,004.. $1,525   $2,068   $3,716   $346    $1,055    $1,786    $3,716
         SP AIM Core Equity Portfolio               $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP Alliance Large Cap Growth Portfolio     $1,007.. $1,534   $2,082   $3,743   $349    $1,064    $1,800    $3,743
         SP Alliance Technology Portfolio           $1,027.. $1,592   $2,177   $3,919   $369    $1,122    $1,895    $3,919
         SP Balanced Asset Allocation Portfolio     $989..   $1,481   $1,996   $3,581   $331    $1,011    $1,714    $3,581
         SP Conservative Asset Allocation
           Portfolio                                $984..   $1,466   $1,972   $3,535   $326      $996    $1,690    $3,535
         SP Davis Value Portfolio                   $980..   $1,455   $1,953   $3,499   $322      $985    $1,671    $3,499
         SP Deutsche International Equity
           Portfolio                                $1,007.. $1,534   $2,082   $3,743   $349    $1,064    $1,800    $3,743
         SP Growth Asset Allocation Portfolio       $994..   $1,496   $2,020   $3,626   $336    $1,026    $1,738    $3,626
         SP INVESCO Small Company Growth Portfolio  $1,012.. $1,548   $2,106   $3,787   $354    $1,078    $1,824    $3,787
         SP Jennison International Growth
           Portfolio                                $1,021.. $1,574   $2,148   $3,867   $363    $1,104    $1,866    $3,867
         SP Large Cap Value Portfolio               $987..   $1,475   $1,987   $3,563   $329    $1,005    $1,705    $3,563
         SP MFS Capital Opportunities Portfolio     $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP MFS Mid-Cap Growth Portfolio            $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP PIMCO High Yield Portfolio              $979..   $1,452   $1,948   $3,490   $321      $982    $1,666    $3,490
         SP PIMCO Total Return Portfolio            $973..   $1,434   $1,919   $3,434   $315      $964    $1,637    $3,434
         SP Prudential U.S. Emerging Growth
           Portfolio                                $987..   $1,475   $1,987   $3,563   $329    $1,005    $1,705    $3,563
         SP Small/Mid Cap Value Portfolio           $1,002.. $1,519   $2,058   $3,698   $344    $1,049    $1,776    $3,698
         SP Strategic Partners Focused Growth
           Portfolio                                $998..   $1,507   $2,039   $3,662   $340    $1,037    $1,757    $3,662

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $988..   $1,478   $1,992   $3,572   $330    $1,008    $1,710    $3,572


These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                               $973   $1,433   $1,827   $2,518   $221     $681    $1,169    $2,518
         Prudential Equity Portfolio                      $957   $1,386   $1,747   $2,355   $205     $634    $1,089    $2,355
         Prudential Global Portfolio                      $993   $1,496   $1,932   $2,731   $241     $744    $1,274    $2,731
         Prudential Money Market Portfolio                $951   $1,366   $1,715   $2,289   $199     $614    $1,057    $2,289
         Prudential Stock Index Portfolio                 $946   $1,354   $1,693   $2,245   $194     $602    $1,035    $2,245
         Prudential Value Portfolio                       $952   $1,370   $1,720   $2,300   $200     $618    $1,062    $2,300
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1,014   $1,559   $2,037   $2,939   $262     $807    $1,379    $2,939
         SP AIM Aggressive Growth Portfolio             $1,017   $1,568   $2,052   $2,970   $265     $816    $1,394    $2,970
         SP AIM Core Equity Portfolio                   $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP Alliance Large Cap Growth Portfolio         $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Alliance Technology Portfolio               $1,041   $1,639   $2,171   $3,203   $289     $887    $1,513    $3,203
         SP Balanced Asset Allocation Portfolio         $1,002   $1,521   $1,974   $2,814   $250     $769    $1,316    $2,814
         SP Conservative Asset Allocation Portfolio       $997   $1,505   $1,948   $2,762   $245     $753    $1,290    $2,762
         SP Davis Value Portfolio                         $992   $1,493   $1,927   $2,720   $240     $741    $1,269    $2,720
         SP Deutsche International Equity Portfolio     $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Growth Asset Allocation Portfolio           $1,007   $1,537   $2,000   $2,867   $255     $785    $1,342    $2,867
         SP INVESCO Small Company Growth Portfolio      $1,026   $1,593   $2,093   $3,052   $274     $841    $1,435    $3,052
         SP Jennison International Growth Portfolio     $1,035   $1,621   $2,140   $3,143   $283     $869    $1,482    $3,143
         SP Large Cap Value Portfolio                   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP MFS Capital Opportunities Portfolio         $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP MFS Mid-Cap Growth Portfolio                $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP PIMCO High Yield Portfolio                    $991   $1,490   $1,922   $2,709   $239     $738    $1,264    $2,709
         SP PIMCO Total Return Portfolio                  $985   $1,471   $1,890   $2,646   $233     $719    $1,232    $2,646
         SP Prudential U.S. Emerging Growth Portfolio   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP Small/Mid Cap Value Portfolio               $1,015   $1,562   $2,042   $2,949   $263     $810    $1,384    $2,949
         SP Strategic Partners Focused Growth
           Portfolio                                    $1,011   $1,549   $2,021   $2,908   $259     $797    $1,363    $2,908

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1,001   $1,518   $1,969   $2,804   $249     $766    $1,311    $2,804


These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 4a:                         EXAMPLE 4b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                         $1,356   $1,952   $2,391   $3,552   $326      $997    $1,693    $3,552
         Prudential Equity Portfolio                $1,340   $1,906   $2,315   $3,406   $310      $951    $1,617    $3,406
         Prudential Global Portfolio                $1,378   $2,016   $2,496   $3,752   $348    $1,061    $1,798    $3,752
         Prudential Money Market Portfolio          $1,335   $1,891   $2,290   $3,357   $305      $935    $1,592    $3,357
         Prudential Stock Index Portfolio           $1,330   $1,875   $2,264   $3,308   $300      $920    $1,566    $3,308
         Prudential Value Portfolio                 $1,336   $1,894   $2,295   $3,367   $306      $938    $1,597    $3,367
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,397   $2,074   $2,590   $3,930   $367    $1,118    $1,892    $3,930
         SP AIM Aggressive Growth Portfolio         $1,400   $2,083   $2,605   $3,957   $370    $1,127    $1,907    $3,957
         SP AIM Core Equity Portfolio               $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP Alliance Large Cap Growth Portfolio     $1,403   $2,092   $2,619   $3,985   $373    $1,136    $1,921    $3,985
         SP Alliance Technology Portfolio           $1,424   $2,152   $2,717   $4,166   $394    $1,197    $2,019    $4,166
         SP Balanced Asset Allocation Portfolio     $1,385   $2,038   $2,531   $3,818   $355    $1,082    $1,833    $3,818
         SP Conservative Asset Allocation
           Portfolio                                $1,380   $2,022   $2,506   $3,771   $350    $1,067    $1,808    $3,771
         SP Davis Value Portfolio                   $1,376   $2,010   $2,486   $3,734   $346    $1,055    $1,788    $3,734
         SP Deutsche International Equity
           Portfolio                                $1,403   $2,092   $2,619   $3,985   $373    $1,136    $1,921    $3,985
         SP Growth Asset Allocation Portfolio       $1,390   $2,053   $2,555   $3,865   $360    $1,097    $1,857    $3,865
         SP INVESCO Small Company Growth Portfolio  $1,409   $2,107   $2,644   $4,031   $379    $1,151    $1,946    $4,031
         SP Jennison International Growth
           Portfolio                                $1,418   $2,134   $2,688   $4,112   $388    $1,179    $1,990    $4,112
         SP Large Cap Value Portfolio               $1,383   $2,031   $2,521   $3,799   $353    $1,076    $1,823    $3,799
         SP MFS Capital Opportunities Portfolio     $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP MFS Mid-Cap Growth Portfolio            $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP PIMCO High Yield Portfolio              $1,375   $2,007   $2,481   $3,724   $345    $1,052    $1,783    $3,724
         SP PIMCO Total Return Portfolio            $1,368   $1,989   $2,451   $3,667   $338    $1,033    $1,753    $3,667
         SP Prudential U.S. Emerging Growth
           Portfolio                                $1,383   $2,031   $2,521   $3,799   $353    $1,076    $1,823    $3,799
         SP Small/Mid Cap Value Portfolio           $1,398   $2,077   $2,595   $3,939   $368    $1,121    $1,897    $3,939
         SP Strategic Partners Focused Growth
           Portfolio                                $1,394   $2,065   $2,575   $3,902   $364    $1,109    $1,877    $3,902

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $1,384   $2,034   $2,526   $3,809   $354    $1,079    $1,828    $3,809


These examples do not show past or future expenses. Actual expenses may be higher or lower.

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

                       This page intentionally left blank

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)


   There are two basic versions of Strategic Partners Annuity One variable annuity.



Contract With Credit.



- provides for a bonus credit that we add to each purchase payment that you make,



- has different withdrawal charges and insurance and administrative costs than the Contract Without Credit,



Contract Without Credit.



-  does not provide a credit, and



- has different withdrawal charges and insurance and administrative costs than the Contract With Credit.



   Unless we state otherwise, when we use the word contract, it applies to both versions.



   Because of the different withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.



   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options and two guaranteed fixed interest rate options. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.



   As mentioned above, two guaranteed fixed interest rate options are available:



- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year between 1.5% to 3% depending on your state's applicable law. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or


- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS AND 2 FIXED INTEREST RATE OPTIONS.


The 27 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS


Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.


The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Jennison Portfolio, Prudential Global Portfolio, SP Jennison
    International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC

    Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

    Prudential Value Portfolio: Deutsche Asset Management Inc., Jennison Associates LLC, and Victory Capital Management Inc.

    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

    SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

    SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth
    Portfolio: Massachusetts Financial Services Company

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS


We offer two fixed interest rate options:



-  a one-year fixed interest rate option, and


-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").


   We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made.



   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will never be less than a certain minimum. For the DCA Fixed Rate Option, the minimum interest rate is 3%. For the one-year fixed rate option, the minimum rate is between 1.5% to 3%, depending on your state's applicable law.



   You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.



   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option,


 28
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS


You can transfer money among the variable investment options and the one-year fixed interest rate option as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.


   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We currently charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)


MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------


We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date).


   The Strategic Partners Annuity One variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Annuity One Contract," page 44.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD


Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.


OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

TAX CONSIDERATIONS


If your contract is held under a tax-favored plan, as discussed on page 51, you should consider the minimum distribution requirements mentioned on page 53 when selecting your annuity option.


   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT


The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked.



   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by the effect of withdrawals. Depending on applicable state law, the guaranteed minimum income benefit is not available under all contracts. In addition, the guaranteed minimum income benefit is subject to certain age restrictions described below.



- The annuitant must be 75 or younger in order for you to elect guaranteed minimum income benefit.



- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.30% of the GMIB protected value, described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.30% of the GMIB protected value.) See "What are the Expenses Associated with the Strategic Partners Annuity One Contract?" on page 44.



- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The waiting period is the period extending from the contract date to the 7th contract anniversary but, if the guaranteed minimum income benefit has been reset (as described below), the waiting period is the 7 year period beginning with the date of the most recent reset.



   Once the waiting period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.



GMIB ROLL-UP



The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.



   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:



    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,



    -  the 7th contract anniversary, or



    -  7 years from the most recent GMIB reset (as described below).


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.



EFFECT OF WITHDRAWALS.



In each contract year, withdrawals will first reduce the GMIB protected value on a dollar for dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by the GMIB protected value minus the amount of the withdrawal that does not exceed 5%.



   Here is an example of the impact of a withdrawal on the GMIB protected value:



   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $105,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is 3% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 3%.



GMIB RESET FEATURE



You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset.



PAYOUT AMOUNT



The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:



1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the guaranteed annuity purchase rates and based on the annuity payout option as described below.



2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.


GMIB ANNUITY PAYOUT OPTIONS


We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.


GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends

                                                                              33
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CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

first, we will reduce the amount of each payment to 50% of the original amount.


   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.



   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 95.



INCOME APPRECIATOR BENEFIT



The income appreciator benefit (or "IAB") is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.



   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.



- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit



- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Annuity One Contract?" on page 43.



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.



   Once activated, you can receive the income appreciator benefit:



    --   at annuitization as part of an annuity payment (IAB Option 1);



    -- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or



    -- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).



   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 48.



   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 49.



CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT



We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 40), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any


 34
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



You can activate the income appreciator benefit at annuitization under IAB Option 1, as described below. You can also activate the income appreciator benefit during accumulation period under IAB Options 2 and 3. For more information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 48.



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or



2. the guaranteed minimum income benefit protected value plus the remaining income appreciator benefit amount, calculated using the guaranteed annuity purchase rates shown in the contract.



If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, the amount payable will be subject to the guaranteed minimum income benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The income appreciator benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;



- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



-  the date of annuitization; or



-  the date the contract terminates.


                                                                              35
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 40. Upon death, the beneficiary will receive the greater of the following:



1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death.



2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the GMDB protected value of that death benefit.



GUARANTEED MINIMUM DEATH BENEFIT



The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option. The GMDB protected value option can be equal to the GMDB roll-up, the GMDB step-up, or the greater of the GMDB roll-up and the GMDB step-up. The GMDB protected value is calculated daily.



GMDB ROLL-UP



IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.



   We stop increasing the GMDB protected value by the effective annual interest rate on the later of:



- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or



-  the 5th contract anniversary.



However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.



   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.



   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.



   We stop increasing the GMDB protected value by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.



   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


year), then proportionally by any amounts exceeding the 3%.



GMDB STEP-UP



IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.



   We stop increasing the GMDB protected value by any appreciation in the contract value on the later of:



- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or



-  the 5th contract anniversary.



However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.



   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.



   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:



- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 40), then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 40. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.



PAYOUT OPTIONS


The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.


   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.



      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.



      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the GMIB, IAB and spousal continuance benefit.


   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 49.


   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


EARNINGS APPRECIATOR BENEFIT



The earnings appreciator benefit (or "EAB") is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any earnings appreciator benefit payment we make will be in addition to any other death benefit payment we make under the contract.



   The earnings appreciator benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the earnings appreciator benefit.



   If you want the earnings appreciator benefit, you generally must elect it at the time you apply for the contract. If you elect the earnings appreciator benefit, you may not later revoke it.



   Upon our receipt of due proof of death in good order, we will determine an earnings appreciator benefit by multiplying the earnings appreciator benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.



   For purposes of computing earnings and purchase payments under the earnings appreciator benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.



   EAB percentage:



-  40% if the owner is age 70 or younger on the date the application is signed.



- 25% if the owner is between ages 71 and 75 on the date the application is signed.



- 15% if the owner is between ages 76 and 79 on the date the application is signed.



If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.



   If the surviving spouse is continuing the contract in accordance with the spousal continuance benefit (See "Spousal Continuance Benefit" page 40), the following conditions apply:



- In calculating the earnings appreciator benefit, we will use the age of the surviving spouse at the time


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   that the spousal continuance benefit is activated to determine the applicable EAB percentage.



- We will not allow the surviving spouse to continue the earnings appreciator benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the spousal continuance benefit is activated.



- If the earnings appreciator benefit is continued, we will calculate any applicable earnings appreciator benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the spousal continuance benefit) as the first purchase payment.



TERMINATING THE EARNINGS APPRECIATOR BENEFIT



The earnings appreciator benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract,



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit,



-  the date the contract terminates, or



-  the date you annuitize the contract.



SPOUSAL CONTINUANCE BENEFIT



This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In such cases, the surviving spouse cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming each of those conditions is present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.



   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable or fixed interest rate options in the same proportions that existed immediately prior to the spousal continuance adjustment.



   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit.



   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the sum of all invested purchase payments (adjusted for withdrawals),



plus the amount of any applicable earnings appreciator benefit.



   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the GMDB roll-up,



plus the amount of any applicable earnings appreciator benefit.



   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the GMDB step-up,



plus the amount of any applicable earnings appreciator benefit.



   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:



-  the contract value,



-  the GMDB roll-up, or



-  the GMDB step-up,



plus the amount of any applicable earnings appreciator benefit.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.



   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the guaranteed minimum death benefit provisions of the contract.



   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
32. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.



   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 39. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments over the remainder of the 10-year payment period, or until the surviving spouse attains age 95, whichever occurs first.



   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. In most states, and subject to some restrictions, you can make additional purchase payments of $500 or more at any time during the accumulation phase. In some states, you cannot make subsequent purchase payments if you purchase the Contract With Credit. You may purchase this contract only if you are age 85 or younger, certain age limits apply to certain features and benefits described herein. However, no subsequent purchase payments may be made after the earliest of the 85th birthday of (i) the owner, (ii) the joint owner or (iii) the annuitant.


   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.


   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.



   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.


CREDITS


If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.


   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,



- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and


- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.


   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right


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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.


CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:


1) adding up the total amount of money allocated to a specific investment option,



2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and


3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of between 1.5% and 3% a year, depending on your state's applicable law, on that portion of the contract value allocated to the one-year fixed interest-rate option. For the DCA Fixed Interest Rate Option, we guarantee a minimum interest rate of 3% annually.


 42
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

            PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.


INSURANCE AND ADMINISTRATIVE COST



Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.



   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.



   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:


   -  1.40% on an annual basis if you choose the base death benefit,


   - 1.65% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and



   - 1.75% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.



   The insurance and administrative cost is an additional 0.10% annually (of account value attributable to the variable investment options for the Contract with Credit).



EARNINGS APPRECIATOR BENEFIT CHARGE



We will impose an additional charge if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.


   We calculate the charge on each of the following events:


   -  each contract anniversary,



   -  on the annuity date,



   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,



   -  upon a full or partial withdrawal, and


   -  upon a subsequent purchase payment.


   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the earnings appreciator benefit charge was last calculated.



   Although the earnings appreciator benefit charge may be calculated more often, it is deducted only:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,


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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   -  upon a full withdrawal, and



   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable earnings appreciator benefit charge.



   We withdraw this charge from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable earnings appreciator benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the earnings appreciator benefit charge as made from earnings for purposes of calculating other charges.



GUARANTEED MINIMUM INCOME BENEFIT CHARGE



We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.30% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:



-  each contract anniversary,



-  when you begin the income phase of the contract,



- when you decide no longer to participate in the guaranteed minimum income benefit,



-  upon a full withdrawal, and



- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.



   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the guaranteed minimum income benefit was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you.



   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.30% of the GMIB protected value.



   We will not impose the guaranteed minimum income benefit charge after the income phase begins, after you revoke the guaranteed minimum income benefit, or after you choose your GMIB payout option.



INCOME APPRECIATOR BENEFIT CHARGE



We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,



   -  upon a full or partial withdrawal, and



   -  upon a subsequent purchase payment.



   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the income appreciator benefit charge was last calculated.



   Although the income appreciator benefit charge may be calculated more often, it is deducted only:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,



   -  upon a full withdrawal, and



   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.



   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full


 44
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.



   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.


CONTRACT MAINTENANCE CHARGE


We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.


WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.


  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%



   In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges.


   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.


   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.


   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is

                                                                              45
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        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.


   Withdrawal charges will never be greater than permitted by applicable law.


   If you surrender your contract, and later change your mind, we currently allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements allow us to offer this administrative option. Reinstatement will not reverse the tax consequences or tax reporting associated with the surrender. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" page 49.



WAIVER OF WITHDRAWAL CHARGES



CRITICAL CARE ACCESS


   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.


MINIMUM DISTRIBUTION REQUIREMENTS



If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 49.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 46
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE


Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.



   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees proportionately from the investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.


   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



The income appreciator benefit (or "IAB") is discussed on page 34. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE, YOU MAY LOSE ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments and we will add this payment amount to the automatic withdrawal payment amount over a ten-year payment period. You may specify the automatic withdrawal payment amount, which must be at least $100. (You may ask us to combine the amount withdrawn under the income appreciator benefit program with the automated withdrawal feature described above, in which case each combined payment must be at least $100.)



   The maximum automatic withdrawal payment amount that you may withdraw under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of contract


                                                                              47
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        7:

HOW CAN I ACCESS MY MONEY? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


value as of the date you activate the income appreciator benefit. Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable or fixed interest rate options in the same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



WITHDRAWALS OUTSIDE OF IAB OPTIONS 2 AND 3



An "excess withdrawal" occurs if:



- you make withdrawals in addition to the automatic withdrawal payment amount provided under IAB Option 2 or you make withdrawals under IAB Option 3, AND



- the total of these additional withdrawals made in a contract year exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated.


 48
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9


   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated do not reduce the remaining income appreciator benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.


SUSPENSION OF PAYMENTS OR TRANSFERS


The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:


- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

            PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


   Subject to approval by your state, we offer supplemental benefits such as the earnings appreciator benefit and the income appreciator benefit. Although we believe these benefits are investment protection features that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the features should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit and guaranteed minimum income benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.



   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and the guaranteed minimum income benefit, and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days of notice from us.


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your

 50
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

                                                                              51
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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 58 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).


   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2002 to 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for

 52
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, the annual contribution allowed by law less any contributions to a traditional IRA. The annual contribution allowed by law for Roth IRAs increases in the same manner as the increases for traditional IRAs as described on page 52), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish.


                                                                              53
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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 44.



   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 55.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 58.


                                                                              55
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or


- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.


The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less compensation with respect to contracts issued to customers over 80 years old.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

ASSIGNMENT


You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 37. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of


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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Annuity One are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                              57
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000 -- $44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $11,000 in 2002, with a permitted catch-up contribution of $1,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000. An employee who is a participant in a SEP agreement

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See page 57 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Beginning in 2002, funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan even if additional contributions have been made to the account.


                                                                              59
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IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.


(b) DISTRIBUTION AFTER AGE 59 1/2


Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS proposed regulations for distributions beginning in 2002. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 22, 2000 to December 31, 2000 and January 1, 2001 to December 31, 2001. During those periods, the highest combination of asset-based charges amounted to 1.70%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 2.40%, while the lowest combination of asset-based charges remains at 1.40%. In the Statement of Additional Information, we set out historical unit values corresponding to the other combinations of asset-based charges available during those prior periods. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00269                      $0.81573                         2,804,198
         1/1/2001 to 12/31/2001                 $0.81573                      $0.65768                        13,472,779

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99803                      $0.87656                           371,999
         1/1/2001 to 12/31/2001                 $0.87656                      $0.71233                         2,021,873

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00040                      $1.01353                         3,827,370
         1/1/2001 to 12/31/2001                 $1.01353                      $1.04061                        28,517,423
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99966                      $0.91141                         1,122,383
         1/1/2001 to 12/31/2001                 $0.91141                      $0.79064                         7,243,090

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.92990                           612,611
         1/1/2001 to 12/31/2001                 $0.92990                      $0.75207                         2,321,220

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.85666                           599,327
         1/1/2001 to 12/31/2001                 $0.85666                      $0.63765                         1,875,278
SP AIM CORE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83933                           907,104
         1/1/2001 to 12/31/2001                 $0.83933                      $0.64005                         4,254,779

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.85233                         1,254,905
         1/1/2001 to 12/31/2001                 $0.85233                      $0.71906                         5,750,267

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.75990                         1,305,959
         1/1/2001 to 12/31/2001                 $0.75990                      $0.56163                         2,243,267
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.98004                         1,201,198
         1/1/2001 to 12/31/2001                 $0.98004                      $0.91008                        13,774,348

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.00456                           831,559
         1/1/2001 to 12/31/2001                 $1.00456                      $0.98804                        12,182,545
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.01293                         3,263,900
         1/1/2001 to 12/31/2001                 $1.01293                      $0.89451                        17,121,317

      * COMMENCEMENT OF BUSINESS                                                             THIS CHART
                                                                             CONTINUES ON THE NEXT PAGE

      * COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.94430                           727,420
         1/1/2001 to 12/31/2001                 $0.94430                      $0.72585                         4,573,063

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.95179                         1,422,198
         1/1/2001 to 12/31/2001                 $0.95179                      $0.82679                        10,013,607

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83474                           441,462
         1/1/2001 to 12/31/2001                 $0.83474                      $0.68188                         2,522,640

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.84672                           943,082
         1/1/2001 to 12/31/2001                 $0.84672                      $0.53757                         4,590,254

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.04410                           557,079
         1/1/2001 to 12/31/2001                 $1.04410                      $0.94081                         4,822,405

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.91251                           810,786
         1/1/2001 to 12/31/2001                 $0.91251                      $0.69040                         2,722,542

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.97366                         1,181,291
         1/1/2001 to 12/31/2001                 $0.97366                      $0.75936                         4,194,730

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.01546                           722,150
         1/1/2001 to 12/31/2001                 $1.01546                      $1.04100                         7,856,471

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.04774                         1,448,492
         1/1/2001 to 12/31/2001                 $1.04774                      $1.12247                        18,070,959

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.83561                         1,515,243
         1/1/2001 to 12/31/2001                 $0.83561                      $0.67759                         6,095,282

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $1.10899                         1,013,389
         1/1/2001 to 12/31/2001                 $1.10899                      $1.12776                         5,986,116

      * COMMENCEMENT OF BUSINESS                                                             THIS CHART
                                                                             CONTINUES ON THE NEXT PAGE

      * COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $0.99989                      $0.79227                           693,204
         1/1/2001 to 12/31/2001                 $0.79227                      $0.66171                         3,503,249

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $1.00400                      $0.83038                         1,473,096
         1/1/2001 to 12/31/2001                 $0.83038                      $0.61510                         4,870,436

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 1.00266                     $ 0.81505                        4,493,317
         1/1/2001 to 12/31/2001                 $ 0.81505                     $ 0.65525                       18,580,183

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99801                     $ 0.87590                          436,450
         1/1/2001 to 12/31/2001                 $ 0.87590                     $ 0.70961                        2,884,282

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 1.00038                     $ 1.01298                        3,183,106
         1/1/2001 to 12/31/2001                 $ 1.01298                     $ 1.03708                       17,605,242

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99963                     $ 0.91059                          849,860
         1/1/2001 to 12/31/2001                 $ 0.91059                     $ 0.78747                        8,065,181

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.92916                        1,073,826
         1/1/2001 to 12/31/2001                 $ 0.92916                     $ 0.74916                        3,546,887

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.85596                          898,874
         1/1/2001 to 12/31/2001                 $ 0.85596                     $ 0.63522                        3,045,738

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.83861                        1,337,786
         1/1/2001 to 12/31/2001                 $ 0.83861                     $ 0.63760                        5,822,149

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.85163                        1,592,163
         1/1/2001 to 12/31/2001                 $ 0.85163                     $ 0.71633                        8,117,901

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.75927                        2,337,710
         1/1/2001 to 12/31/2001                 $ 0.75927                     $ 0.55947                        4,812,766

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.97922                        1,836,214
         1/1/2001 to 12/31/2001                 $ 0.97922                     $ 0.90679                       18,809,220

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.00374                          288,927
         1/1/2001 to 12/31/2001                 $ 1.00374                     $ 0.98439                       10,395,749

      * COMMENCEMENT OF BUSINESS                                                             THIS CHART
                                                                             CONTINUES ON THE NEXT PAGE

      * COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.01213                        3,194,985
         1/1/2001 to 12/31/2001                 $ 1.01213                     $ 0.89127                       21,617,427

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.94350                          752,798
         1/1/2001 to 12/31/2001                 $ 0.94350                     $ 0.72306                        6,757,406

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.95105                        1,300,041
         1/1/2001 to 12/31/2001                 $ 0.95105                     $ 0.82369                       17,314,002

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.83404                          782,539
         1/1/2001 to 12/31/2001                 $ 0.83404                     $ 0.67926                        3,991,681

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.84597                        1,178,408
         1/1/2001 to 12/31/2001                 $ 0.84597                     $ 0.53544                        6,127,723

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.04325                          305,406
         1/1/2001 to 12/31/2001                 $ 1.04325                     $ 0.93729                        5,030,228

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.91177                          690,992
         1/1/2001 to 12/31/2001                 $ 0.91177                     $ 0.68787                        3,167,301

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.97285                        1,175,567
         1/1/2001 to 12/31/2001                 $ 0.97285                     $ 0.75655                        5,759,019

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.01459                          444,968
         1/1/2001 to 12/31/2001                 $ 1.01459                     $ 1.03690                        6,272,409

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.04684                          793,489
         1/1/2001 to 12/31/2001                 $ 1.04684                     $ 1.11822                       17,147,878

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.83496                        1,729,790
         1/1/2001 to 12/31/2001                 $ 0.83496                     $ 0.67514                        7,641,248

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 1.10805                          866,330
         1/1/2001 to 12/31/2001                 $ 1.10805                     $ 1.12346                        6,562,121

      * COMMENCEMENT OF BUSINESS                                                             THIS CHART
                                                                             CONTINUES ON THE NEXT PAGE

      * COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 0.99986                     $ 0.79161                          997,234
         1/1/2001 to 12/31/2001                 $ 0.79161                     $ 0.65929                        3,749,277

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         9/22/2000* to 12/31/2000               $ 1.00397                     $ 0.82976                        1,295,174
         1/1/2001 to 12/31/2001                 $ 0.82976                     $ 0.61281                        4,290,126

* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: JANUARY 6, 2003


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
DAVIS SELECTED ADVISERS L.P.
DEUTSCHE ASSET MANAGEMENT INC.
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.
VICTORY CAPITAL MANAGEMENT INC.


You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------


To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated January 6, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 58 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CONTENTS

--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Summary of Contract Expenses.......................     14
                                                Expense Examples...................................     17

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     25
                                                Short Term Cancellation Right or "Free Look".......     26

                                           Section 2: What Investment Options Can I Choose?........     27
                                                Variable Investment Options........................     27
                                                Fixed Interest Rate Options........................     28
                                                Transfers Among Options............................     29
                                                Market Timing......................................     29
                                                Other Available Features...........................     30
                                                Voting Rights......................................     30
                                                Substitution.......................................     31

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     32
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     32
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     32
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     32
                                                    Option 3: Interest Payment Option..............     32
                                                    Other Annuity Options..........................     32
                                                    Tax Considerations.............................     33
                                                Guaranteed Minimum Income Benefit..................     33
                                                    GMIB Option 1 -- Single Life Payout Option.....     34
                                                    GMIB Option 2 -- Joint Life Payout Option......     34
                                                Income Appreciator Benefit.........................     35

                                           Section 4: What is the Death Benefit?...................     37
                                                Beneficiary........................................     37
                                                Calculation of the Death Benefit...................     37
                                                Guaranteed Minimum Death Benefit...................     37
                                                Special Rules If Joint Owners......................     38
                                                Payout Options.....................................     38
                                                Earnings Appreciator Benefit.......................     39
                                                Spousal Continuance Benefit........................     40

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     42
                                                Purchase Payments..................................     42
                                                Allocation of Purchase Payments....................     42
                                                Credits............................................     42
                                                Calculating Contract Value.........................     43

--------------------------------------------------------------------------------


                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     44
                                                Insurance and Administrative Cost..................     44
                                                Earnings Appreciator Benefit Charge................     44
                                                Guaranteed Minimum Income Benefit Charge...........     45
                                                Income Appreciator Benefit Charge..................     45
                                                Contract Maintenance Charge........................     46
                                                Withdrawal Charge..................................     46
                                                Waiver of Withdrawal Charges.......................     47
                                                Taxes Attributable to Premium......................     47
                                                Transfer Fee.......................................     47
                                                Company Taxes......................................     47
                                           Section 7: How Can I Access My Money?...................     48
                                                Withdrawals During the Accumulation Phase..........     48
                                                Automated Withdrawals..............................     48
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     48
                                                Suspension of Payments or Transfers................     50
                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Plus Contract?............     51
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     51
                                                Contracts Held by Tax-Favored Plans................     53
                                           Section 9: Other Information............................     57
                                                Pruco Life Insurance Company.......................     57
                                                The Separate Account...............................     57
                                                Sale and Distribution of the Contract..............     57
                                                Assignment.........................................     57
                                                Financial Statements...............................     58
                                                Statement of Additional Information................     58
                                                Householding.......................................     58
                                                IRA Disclosure Statement...........................     59
                                           Appendix................................................     63
                                                Accumulation Unit Values...........................     64




                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES



                                                                               3
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 4

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE


When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes.


ADJUSTED PURCHASE PAYMENT


Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the earnings appreciator benefit.


ANNUITANT

The person whose life determines the amount of income payments that we will pay.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has different withdrawal charges and insurance and administrative costs than the Contract Without Credit.


CONTRACT WITHOUT CREDIT


A version of the annuity contract that does not provide a credit and has different withdrawal charges and insurance and administrative costs than the Contract With Credit.


CREDIT


If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.


DEATH BENEFIT


If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

automatically made to selected variable investment options. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.


EARNINGS APPRECIATOR BENEFIT (EAB)



An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.


FIXED INTEREST RATE OPTIONS


Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option).



GMDB PROTECTED VALUE



The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The protected value will be subject to certain age restrictions and time durations, however it will still be increased by subsequent invested purchase payments, reduced by withdrawals.



GMDB ROLL-UP



We may use the GMDB roll-up value to compute the GMDB protected value of the guaranteed minimum death benefit. The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% (if the sole owner or the older of the owner and joint owner is less than 80 years old on the contract date) or 3% (if the sole owner or the older of the owner and joint owner is between 80 and 85 years old on the contract date) starting on the date that each invested purchase payment is made, reduced by withdrawals.



GMDB STEP-UP



We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.



     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.



     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.



GMIB PROTECTED VALUE



The GMIB protected value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract.



GMIB ROLL-UP



We will use GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. If the annuitant is 75 years old or less on the contract date, the GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by withdrawals.



GOOD ORDER



An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


GUARANTEED MINIMUM DEATH BENEFIT (GMDB)



An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the GMDB roll-up value, the GMDB step-up value, or the larger of the two.



GUARANTEED MINIMUM INCOME BENEFIT (GMIB)



An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates.



IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit
(IAB) during the accumulation phase.



IAB CREDIT



An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit (IAB) during the accumulation phase.



INCOME APPRECIATOR BENEFIT (IAB)



An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.


INCOME OPTIONS


Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.


INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS


Your purchase payments less any deduction we make for any premium or other tax charge.


JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS


Your total purchase payments less any withdrawals you have made.


PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.


SEPARATE ACCOUNT


We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.


TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 51.


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?


The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options and two fixed interest rate options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.


   There are two basic versions of the Strategic Partners Plus variable annuity.


Contract With Credit.


- provides for a bonus credit that we add to each purchase payment that you make,


- has different withdrawal charges and insurance and administrative costs than the Contract Without Credit,



Contract Without Credit.


-  does not provide a credit,


- has different withdrawal charges and insurance and administrative costs than the Contract With Credit.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.


   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.



   You can invest your money in any or all of the variable investment options and the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.


   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.


   The contract offers a choice of income and death benefit options, which may also be available to you.


   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP MFS Mid-Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Evergreen Variable Annuity Trust

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund
       (domestic balanced/equity & fixed income)


   Evergreen VA Global Leaders
       (international and global growth/equity)


   Evergreen VA Growth Fund

   Evergreen VA Masters Fund
       (domestic growth/all cap/equity)

   Evergreen VA Omega Fund
       (domestic growth/all cap/equity)

   Evergreen VA Small Cap Value Fund

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.


   Two guaranteed fixed interest rate options are also available:



- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least between 1.5% to 3% per year depending on your state's applicable law. We may also offer an additional interest crediting rate for one year that will be in addition to the one-year base interest rate, which we will only credit on new investments to this option.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.


SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be no less than a certain "GMIB protected value" applied to the guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 32.


SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "GMDB

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SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:


- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"



- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or



-  the greater of the GMDB step-up value or GMDB roll-up value.



If on the date we receive due proof of death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 40.


   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 37.


   For an additional fee, you may also choose, if it is available under your contract, the earnings appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.


SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?


Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.



   You may purchase this contract only if you are age 85 or younger, certain age limits apply to certain features and benefits described herein.


SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.


- Each year we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.



- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:


   --  1.40% if you do not choose the guaranteed minimum death benefit,


   -- 1.65% if you choose the GMDB roll-up or GMDB step-up guaranteed minimum death benefit option, and



   -- 1.75% if you choose the guaranteed minimum death benefit option of the greater of the GMDB roll-up or GMDB step-up.



  The insurance and administrative cost is an additional 0.10% annually for the Contract With Credit.



- We will deduct an additional charge if you choose the earnings appreciator benefit supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.


- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


   events. The charge for this benefit is equal to 0.30% of the GMIB protected value.



- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.


- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.


- The mutual funds in which the variable investment options invest also incur fees and expenses. For the year 2001, these daily charges ranged on an annual basis from 0.39% to 1.30% of a fund's average daily net assets.



- If, you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 4-8% for the Contract With Credit.



   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 14 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 44.


SECTION 7
HOW CAN I ACCESS MY MONEY?


You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1 to 7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 4-8%.


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION


This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THIS SUMMARY INCLUDES THE 2001 EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS, BUT DOES NOT INCLUDE ANY CHARGE FOR PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

The chart below summarizes maximum charges for Strategic Partners Plus. For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 44. For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.


WITHDRAWAL CHARGE (see Note 1 on page 15)
-----------------------------------------------
     CONTRACT        CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0               8%            7%
         1               8%            6%
         2               8%            5%
         3               8%            4%
         4               7%            3%
         5               6%            2%
         6               5%            1%
         7               0%            0%
                        ---            --

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


MAXIMUM TRANSFER FEE                                         ALL CONTRACTS
--------------------                                             -----
         first 12 transfers per contract year                    $   0
         each transfer after the first 12 in a contract year
           (see Note 2 below)                                    $  30

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL (see Note 3 below)
------------------------------------------------------------------
                                                                 $  60
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
           TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
           Step-Up:                                               1.65%
         Guaranteed Minimum Death Benefit Option--Greater of
           Roll-Up and Step-Up:                                   1.75%
         Additional Charge for Contract With Credit (see
           Note 4 below)                                          0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
----------------------------------------------------------
  UPON CERTAIN WITHDRAWALS (see Note 5 below)
-------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.30%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS (see Note 6 below)
---------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS (see Note 7 below)
---------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.30%


NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 46.

NOTE 2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.


NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. We currently assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).



NOTE 4: We impose this additional charge of 0.10% on the version of the Contract With Credit after expiration of the free look period, irrespective of which death benefit option you choose.



NOTE 5: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 33. This charge is equal to 0.30% of the "GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first five percent withdrawal occurs. See "Effect of Withdrawals" on page
34. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time. In the future, we may make other guaranteed minimum income benefit options available. Those other options may involve different fees.



NOTE 6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last calculated. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



NOTE 7: We impose this charge only if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



NOTES FOR ANNUAL MUTUAL FUND
EXPENSES
  (Appearing on Page 16)


These are the historical fund
expenses for the year ended
December 31, 2001. Fund expenses
are not fixed or guaranteed by the
Strategic Partners Plus contract
and will vary from year to year.

THE PRUDENTIAL SERIES FUND INC.:

(1) Each "SP" Portfolio has expense
reimbursements in effect, and the
table shows total expenses both
with and without these expense
reimbursements. These expense
reimbursements are voluntary and
may be terminated at any time.

(2) Each Asset Allocation Portfolio
of The Prudential Series Fund
invests in a combination of
underlying portfolios of The
Prudential Series Fund. The Total
Expenses and Total Expenses After
Expense Reimbursement for each
Asset Allocation Portfolio are
calculated as a blend of the fees
of the underlying portfolios, plus
a 0.05% advisory fee payable to the
investment adviser, Prudential
Investments LLC.


EVERGREEN VARIABLE ANNUITY TRUST:



(3) From time to time, the Fund's
Investment advisor may, at its
discretion, reduce or waive its
fees or reimburse the Fund for
certain of expenses in order to
reduce expense ratios. The Fund's
investment advisor may cease the
waivers or reimbursement at any
time.


JANUS ASPEN SERIES GROWTH
PORTFOLIO --
SERVICE SHARES:

(4) Table reflects expenses for the
fiscal year ended December 31,
2001. All expenses are shown
without the effect of any offset
arrangements.

(5) Long-term shareholders may pay
more than the economic equivalent
of the maximum front-end sales
charges permitted by the National
Association of Securities Dealers,
Inc.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL EXPENSES AFTER
                                                            INVESTMENT         OTHER                               EXPENSE
                                                           ADVISORY FEES      EXPENSES      TOTAL EXPENSES      REIMBURSEMENT*
THE PRUDENTIAL SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                    0.60%           0.04%            0.64%               0.64%
         Prudential Equity Portfolio                           0.45%           0.04%            0.49%               0.49%
         Prudential Global Portfolio                           0.75%           0.09%            0.84%               0.84%
         Prudential Money Market Portfolio                     0.40%           0.03%            0.43%               0.43%
         Prudential Stock Index Portfolio                      0.35%           0.04%            0.39%               0.39%
         Prudential Value Portfolio                            0.40%           0.04%            0.44%               0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2)                                        0.84%           0.90%            1.74%               1.04%
         SP AIM Aggressive Growth Portfolio                    0.95%           2.50%            3.45%               1.07%
         SP AIM Core Equity Portfolio                          0.85%           1.70%            2.55%               1.00%
         SP Alliance Large Cap Growth Portfolio                0.90%           0.67%            1.57%               1.10%
         SP Alliance Technology Portfolio                      1.15%           2.01%            3.16%               1.30%
         SP Balanced Asset Allocation Portfolio(2)             0.75%           0.52%            1.27%               0.92%
         SP Conservative Asset Allocation Portfolio(2)         0.71%           0.35%            1.06%               0.87%
         SP Davis Value Portfolio                              0.75%           0.28%            1.03%               0.83%
         SP Deutsche International Equity Portfolio            0.90%           2.37%            3.27%               1.10%
         SP Growth Asset Allocation Portfolio(2)               0.80%           0.66%            1.46%               0.97%
         SP INVESCO Small Company Growth Portfolio             0.95%           1.89%            2.84%               1.15%
         SP Jennison International Growth Portfolio            0.85%           1.01%            1.86%               1.24%
         SP Large Cap Value Portfolio                          0.80%           1.18%            1.98%               0.90%
         SP MFS Capital Opportunities Portfolio                0.75%           2.29%            3.04%               1.00%
         SP MFS Mid Cap Growth Portfolio                       0.80%           1.31%            2.11%               1.00%
         SP PIMCO High Yield Portfolio                         0.60%           0.48%            1.08%               0.82%
         SP PIMCO Total Return Portfolio                       0.60%           0.22%            0.82%               0.76%
         SP Prudential U.S. Emerging Growth Portfolio          0.60%           0.81%            1.41%               0.90%
         SP Small/Mid Cap Value Portfolio                      0.90%           0.66%            1.56%               1.05%
         SP Strategic Partners Focused Growth Portfolio        0.90%           1.71%            2.61%               1.01%
EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund(3)                        0.61%           0.36%            0.97%               0.97%
         Evergreen VA Capital Growth Fund(3)                   0.80%           0.24%            1.04%               1.04%
         Evergreen VA Foundation Fund                          0.75%           0.18%            0.93%               0.93%
         Evergreen VA Global Leaders Fund(3)                   0.87%           0.28%            1.15%              1.00%*
         Evergreen VA Growth Fund(3)                           0.70%           0.20%            0.90%               0.90%
         Evergreen VA Masters Fund(3)                          0.87%           0.19%            1.06%              1.00%*
         Evergreen VA Omega Fund                               0.52%           0.20%            0.72%               0.72%
         Evergreen VA Small Cap Value Fund(3)                  0.87%           0.20%            1.07%              1.00%*



                                                              INVESTMENT
                                                              ADVISORY           12b-1           OTHER
                                                                FEES             FEE(2)        EXPENSES         TOTAL EXPENSES
JANUS ASPEN SERIES(4, 5)
------------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares                         0.65%           0.25%            0.01%               0.91%



* Reflects fee waivers and reimbursement of expenses, if any. See notes on page 15.


The "Expense Examples" on the following pages are calculated using the figures in the "Total Actual Expenses After Expense Reimbursement" column in the above table. The examples assume that expense waivers and reimbursements will be the same for each of the periods shown.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


EXPENSE EXAMPLES

--------------------------------------------------------------------------------


THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY STRATEGIC PARTNERS PLUS. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF STRATEGIC PARTNERS PLUS WITH OTHER VARIABLE ANNUITY CONTRACTS.



Example 1a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Contract Without Credit;


- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, or Income Appreciator Benefit;


- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.


Example 1b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


Example 2a: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit; Income Appreciator Benefit; and You Withdraw All Your Assets


This example assumes that:

-  You invest $10,000 in the Contract Without Credit;


- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;



-  You choose the Guaranteed Minimum Income Benefit;



-  You choose the Earnings Appreciator Benefit;



-  You choose the Income Appreciator Benefit;


- You allocate all of your assets to only one of the variable investment options;

-  The investment has a 5% return each year;

-  The mutual fund's operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


Example 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit; Income Appreciator Benefit and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.


Example 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 4a: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets


This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.


Example 4b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets


This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

Your actual costs may be higher or lower, but examples of what your costs would be based on these assumptions appear on the following pages.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER. THESE
EXAMPLES DO NOT DEPICT EVERY
POSSIBLE COMBINATION OF CHARGES
UNDER THE CONTRACTS.

These examples assume that the
current expense reimbursements
remain in effect during the life of
the contract. If the expense
reimbursements terminated, expenses
could increase.


The values shown in the 10 year
column are the same for Example 1a
and Example 1b, the same for
Example 2a and 2b, the same for
Example 3a and 3b, the same for
Example 4a and 4b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.


The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect in the initial
year of this contract. Based on
these estimates, the contract
maintenance charge is included as
an annual charge of 0.05% of
contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.


A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.


The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITHOUT CREDIT:
BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 1a:                       EXAMPLE 1b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                            $842   $1,105   $1,394   $2,421   $212     $655    $1,124    $2,421
         Prudential Equity Portfolio                   $827   $1,059   $1,317   $2,264   $197     $609    $1,047    $2,264
         Prudential Global Portfolio                   $862   $1,165   $1,495   $2,626   $232     $715    $1,225    $2,626
         Prudential Money Market Portfolio             $821   $1,041   $1,286   $2,201   $191     $591    $1,016    $2,201
         Prudential Stock Index Portfolio              $817   $1,029   $1,265   $2,159   $187     $579      $995    $2,159
         Prudential Value Portfolio                    $822   $1,044   $1,291   $2,212   $192     $594    $1,021    $2,212
         SP Aggressive Growth Asset Allocation
           Portfolio                                   $882   $1,226   $1,596   $2,826   $252     $776    $1,326    $2,826
         SP AIM Aggressive Growth Portfolio            $885   $1,235   $1,610   $2,856   $255     $785    $1,340    $2,856
         SP AIM Core Equity Portfolio                  $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP Alliance Large Cap Growth Portfolio        $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Alliance Technology Portfolio              $908   $1,303   $1,724   $3,080   $278     $853    $1,454    $3,080
         SP Balanced Asset Allocation Portfolio        $870   $1,189   $1,535   $2,706   $240     $739    $1,265    $2,706
         SP Conservative Asset Allocation Portfolio    $865   $1,174   $1,510   $2,656   $235     $724    $1,240    $2,656
         SP Davis Value Portfolio                      $861   $1,162   $1,490   $2,615   $231     $712    $1,220    $2,615
         SP Deutsche International Equity Portfolio    $888   $1,243   $1,625   $2,885   $258     $793    $1,355    $2,885
         SP Growth Asset Allocation Portfolio          $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         SP INVESCO Small Company Growth Portfolio     $893   $1,258   $1,650   $2,934   $263     $808    $1,380    $2,934
         SP Jennison International Growth Portfolio    $902   $1,285   $1,695   $3,022   $272     $835    $1,425    $3,022
         SP Large Cap Value Portfolio                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP MFS Capital Opportunities Portfolio        $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP MFS Mid-Cap Growth Portfolio               $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         SP PIMCO High Yield Portfolio                 $860   $1,159   $1,485   $2,605   $230     $709    $1,215    $2,605
         SP PIMCO Total Return Portfolio               $854   $1,141   $1,455   $2,544   $224     $691    $1,185    $2,544
         SP Prudential U.S. Emerging Growth Portfolio  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         SP Small/Mid Cap Value Portfolio              $883   $1,229   $1,601   $2,836   $253     $779    $1,331    $2,836
         SP Strategic Partners Focused Growth
           Portfolio                                   $879   $1,217   $1,581   $2,796   $249     $767    $1,311    $2,796

EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                   $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         Evergreen VA Capital Growth Fund              $877   $1,211   $1,571   $2,776   $247     $761    $1,301    $2,776
         Evergreen VA Foundation Fund                  $868   $1,183   $1,525   $2,686   $238     $733    $1,255    $2,686
         Evergreen VA Global Leaders Fund              $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         Evergreen VA Growth Fund                      $875   $1,205   $1,561   $2,756   $245     $755    $1,291    $2,756
         Evergreen VA Masters Fund                     $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786
         Evergreen VA Omega Fund                       $849   $1,126   $1,429   $2,493   $219     $676    $1,159    $2,493
         Evergreen VA Small Cap Value Fund             $878   $1,214   $1,576   $2,786   $248     $764    $1,306    $2,786

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares              $869   $1,816   $1,530   $2,696   $239     $736    $1,260    $2,696


These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 2a:                         EXAMPLE 2b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                           $961   $1,399   $1,861   $3,322   $303      $929    $1,579    $3,322
         Prudential Equity Portfolio                $947..   $1,354   $1,788   $3,181   $289      $884    $1,506    $3,181
         Prudential Global Portfolio                $982..   $1,461   $1,963   $3,517   $324      $991    $1,681    $3,517
         Prudential Money Market Portfolio          $942..   $1,340   $1,764   $3,133   $284      $870    $1,482    $3,133
         Prudential Stock Index Portfolio           $937..   $1,325   $1,739   $3,085   $279      $855    $1,457    $3,085
         Prudential Value Portfolio                 $943..   $1,343   $1,768   $3,143   $285      $873    $1,486    $3,143
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,001.. $1,516   $2,054   $3,689   $343    $1,046    $1,772    $3,689
         SP AIM Aggressive Growth Portfolio         $1,004.. $1,525   $2,068   $3,716   $346    $1,055    $1,786    $3,716
         SP AIM Core Equity Portfolio               $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP Alliance Large Cap Growth Portfolio     $1,007.. $1,534   $2,082   $3,743   $349    $1,064    $1,800    $3,743
         SP Alliance Technology Portfolio           $1,027.. $1,592   $2,177   $3,919   $369    $1,122    $1,895    $3,919
         SP Balanced Asset Allocation Portfolio     $989..   $1,481   $1,996   $3,581   $331    $1,011    $1,714    $3,581
         SP Conservative Asset Allocation
           Portfolio                                $984..   $1,466   $1,972   $3,535   $326      $996    $1,690    $3,535
         SP Davis Value Portfolio                   $980..   $1,455   $1,953   $3,499   $322      $985    $1,671    $3,499
         SP Deutsche International Equity
           Portfolio                                $1,007.. $1,534   $2,082   $3,743   $349    $1,064    $1,800    $3,743
         SP Growth Asset Allocation Portfolio       $994..   $1,496   $2,020   $3,626   $336    $1,026    $1,738    $3,626
         SP INVESCO Small Company Growth Portfolio  $1,012.. $1,548   $2,106   $3,787   $354    $1,078    $1,824    $3,787
         SP Jennison International Growth
           Portfolio                                $1,021.. $1,574   $2,148   $3,867   $363    $1,104    $1,866    $3,867
         SP Large Cap Value Portfolio               $987..   $1,475   $1,987   $3,563   $329    $1,005    $1,705    $3,563
         SP MFS Capital Opportunities Portfolio     $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP MFS Mid-Cap Growth Portfolio            $997..   $1,504   $2,035   $3,653   $339    $1,034    $1,753    $3,653
         SP PIMCO High Yield Portfolio              $979..   $1,452   $1,948   $3,490   $321      $982    $1,666    $3,490
         SP PIMCO Total Return Portfolio            $973..   $1,434   $1,919   $3,434   $315      $964    $1,637    $3,434
         SP Prudential U.S. Emerging Growth
           Portfolio                                $987..   $1,475   $1,987   $3,563   $329    $1,005    $1,705    $3,563
         SP Small/Mid Cap Value Portfolio           $1,002.. $1,519   $2,058   $3,698   $344    $1,049    $1,776    $3,698
         SP Strategic Partners Focused Growth
           Portfolio                                $998..   $1,507   $2,039   $3,662   $340    $1,037    $1,757    $3,662
EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund..............    $998   $1,507   $2,039   $3,662   $340    $1,037    $1,757    $3,662
         Evergreen VA Capital Growth Fund.........  $1,000   $1,513   $2,049   $3,680   $342    $1,043    $1,767    $3,680
         Evergreen VA Foundation Fund.............    $989   $1,481   $1,996   $3,581   $331    $1,011    $1,714    $3,581
         Evergreen VA Global Leaders Fund.........    $998   $1,507   $2,039   $3,662   $340    $1,037    $1,757    $3,662
         Evergreen VA Growth Fund.................    $974   $1,437   $1,924   $3,443   $316      $967    $1,642    $3,443
         Evergreen VA Masters Fund................    $998   $1,507   $2,039   $3,662   $340    $1,037    $1,757    $3,662
         Evergreen VA Omega Fund..................    $965   $1,411   $1,881   $3,360   $307      $941    $1,599    $3,360
         Evergreen VA Small Cap Value Fund........    $999   $1,510   $2,044   $3,671   $341    $1,040    $1,762    $3,671
JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $988..   $1,478   $1,992   $3,572   $330    $1,008    $1,710    $3,572


These examples do not show past or future expenses. Actual expenses may be higher or lower.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                               $973   $1,433   $1,827   $2,518   $221     $681    $1,169    $2,518
         Prudential Equity Portfolio                      $957   $1,386   $1,747   $2,355   $205     $634    $1,089    $2,355
         Prudential Global Portfolio                      $993   $1,496   $1,932   $2,731   $241     $744    $1,274    $2,731
         Prudential Money Market Portfolio                $951   $1,366   $1,715   $2,289   $199     $614    $1,057    $2,289
         Prudential Stock Index Portfolio                 $946   $1,354   $1,693   $2,245   $194     $602    $1,035    $2,245
         Prudential Value Portfolio                       $952   $1,370   $1,720   $2,300   $200     $618    $1,062    $2,300
         SP Aggressive Growth Asset Allocation
           Portfolio                                    $1,014   $1,559   $2,037   $2,939   $262     $807    $1,379    $2,939
         SP AIM Aggressive Growth Portfolio             $1,017   $1,568   $2,052   $2,970   $265     $816    $1,394    $2,970
         SP AIM Core Equity Portfolio                   $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP Alliance Large Cap Growth Portfolio         $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Alliance Technology Portfolio               $1,041   $1,639   $2,171   $3,203   $289     $887    $1,513    $3,203
         SP Balanced Asset Allocation Portfolio         $1,002   $1,521   $1,974   $2,814   $250     $769    $1,316    $2,814
         SP Conservative Asset Allocation Portfolio       $997   $1,505   $1,948   $2,762   $245     $753    $1,290    $2,762
         SP Davis Value Portfolio                         $992   $1,493   $1,927   $2,720   $240     $741    $1,269    $2,720
         SP Deutsche International Equity Portfolio     $1,020   $1,577   $2,068   $3,001   $268     $825    $1,410    $3,001
         SP Growth Asset Allocation Portfolio           $1,007   $1,537   $2,000   $2,867   $255     $785    $1,342    $2,867
         SP INVESCO Small Company Growth Portfolio      $1,026   $1,593   $2,093   $3,052   $274     $841    $1,435    $3,052
         SP Jennison International Growth Portfolio     $1,035   $1,621   $2,140   $3,143   $283     $869    $1,482    $3,143
         SP Large Cap Value Portfolio                   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP MFS Capital Opportunities Portfolio         $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP MFS Mid-Cap Growth Portfolio                $1,010   $1,546   $2,016   $2,898   $258     $794    $1,358    $2,898
         SP PIMCO High Yield Portfolio                    $991   $1,490   $1,922   $2,709   $239     $738    $1,264    $2,709
         SP PIMCO Total Return Portfolio                  $985   $1,471   $1,890   $2,646   $233     $719    $1,232    $2,646
         SP Prudential U.S. Emerging Growth Portfolio   $1,000   $1,515   $1,964   $2,794   $248     $763    $1,306    $2,794
         SP Small/Mid Cap Value Portfolio               $1,015   $1,562   $2,042   $2,949   $263     $810    $1,384    $2,949
         SP Strategic Partners Focused Growth
           Portfolio                                    $1,011   $1,549   $2,021   $2,908   $259     $797    $1,363    $2,908

EVERGREEN VARIABLE ANNUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund                    $1,278   $1,718   $2,004   $2,794   $248     $763    $1,306    $2,794
         Evergreen VA Capital Growth Fund               $1,287   $1,747   $2,051   $2,887   $257     $791    $1,353    $2,887
         Evergreen VA Foundation Fund                   $1,278   $1,718   $2,004   $2,794   $248     $763    $1,306    $2,794
         Evergreen VA Global Leaders Fund               $1,288   $1,750   $2,056   $2,898   $258     $794    $1,358    $2,898
         Evergreen VA Growth Fund                       $1,285   $1,740   $2,040   $2,867   $255     $785    $1,342    $2,867
         Evergreen VA Masters Fund                      $1,288   $1,750   $2,056   $2,898   $258     $794    $1,358    $2,898
         Evergreen VA Omega Fund                        $1,258   $1,659   $1,904   $2,593   $228     $703    $1,206    $2,593
         Evergreen VA Small Cap Value Fund              $1,288   $1,750   $2,056   $2,898   $258     $794    $1,358    $2,898

JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares               $1,001   $1,518   $1,969   $2,804   $249     $766    $1,311    $2,804


These examples do not show past or future expenses. Actual expenses may be higher or lower.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 4a:                         EXAMPLE 4b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                         $1,356   $1,952   $2,391   $3,552   $326      $997    $1,693    $3,552
         Prudential Equity Portfolio                $1,340   $1,906   $2,315   $3,406   $310      $951    $1,617    $3,406
         Prudential Global Portfolio                $1,378   $2,016   $2,496   $3,752   $348    $1,061    $1,798    $3,752
         Prudential Money Market Portfolio          $1,335   $1,891   $2,290   $3,357   $305      $935    $1,592    $3,357
         Prudential Stock Index Portfolio           $1,330   $1,875   $2,264   $3,308   $300      $920    $1,566    $3,308
         Prudential Value Portfolio                 $1,336   $1,894   $2,295   $3,367   $306      $938    $1,597    $3,367
         SP Aggressive Growth Asset Allocation
           Portfolio                                $1,397   $2,074   $2,590   $3,930   $367    $1,118    $1,892    $3,930
         SP AIM Aggressive Growth Portfolio         $1,400   $2,083   $2,605   $3,957   $370    $1,127    $1,907    $3,957
         SP AIM Core Equity Portfolio               $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP Alliance Large Cap Growth Portfolio     $1,403   $2,092   $2,619   $3,985   $373    $1,136    $1,921    $3,985
         SP Alliance Technology Portfolio           $1,424   $2,152   $2,717   $4,166   $394    $1,197    $2,019    $4,166
         SP Balanced Asset Allocation Portfolio     $1,385   $2,038   $2,531   $3,818   $355    $1,082    $1,833    $3,818
         SP Conservative Asset Allocation
           Portfolio                                $1,380   $2,022   $2,506   $3,771   $350    $1,067    $1,808    $3,771
         SP Davis Value Portfolio                   $1,376   $2,010   $2,486   $3,734   $346    $1,055    $1,788    $3,734
         SP Deutsche International Equity
           Portfolio                                $1,403   $2,092   $2,619   $3,985   $373    $1,136    $1,921    $3,985
         SP Growth Asset Allocation Portfolio       $1,390   $2,053   $2,555   $3,865   $360    $1,097    $1,857    $3,865
         SP INVESCO Small Company Growth Portfolio  $1,409   $2,107   $2,644   $4,031   $379    $1,151    $1,946    $4,031
         SP Jennison International Growth
           Portfolio                                $1,418   $2,134   $2,688   $4,112   $388    $1,179    $1,990    $4,112
         SP Large Cap Value Portfolio               $1,383   $2,031   $2,521   $3,799   $353    $1,076    $1,823    $3,799
         SP MFS Capital Opportunities Portfolio     $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP MFS Mid-Cap Growth Portfolio            $1,393   $2,062   $2,570   $3,893   $363    $1,106    $1,872    $3,893
         SP PIMCO High Yield Portfolio              $1,375   $2,007   $2,481   $3,724   $345    $1,052    $1,783    $3,724
         SP PIMCO Total Return Portfolio            $1,368   $1,989   $2,451   $3,667   $338    $1,033    $1,753    $3,667
         SP Prudential U.S. Emerging Growth
           Portfolio                                $1,383   $2,031   $2,521   $3,799   $353    $1,076    $1,823    $3,799
         SP Small/Mid Cap Value Portfolio           $1,398   $2,077   $2,595   $3,939   $368    $1,121    $1,897    $3,939
         SP Strategic Partners Focused Growth
           Portfolio                                $1,394   $2,065   $2,575   $3,902   $364    $1,109    $1,877    $3,902

EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Blue Chip Fund..............  $1,394   $2,065   $2,575   $3,902   $364    $1,109    $1,877    $3,902
         Evergreen VA Capital Growth Fund.........  $1,396   $2,071   $2,585   $3,920   $366    $1,115    $1,887    $3,920
         Evergreen VA Foundation Fund.............  $1,385   $2,038   $2,531   $3,818   $355    $1,082    $1,833    $3,818
         Evergreen VA Global Leaders Fund.........  $1,394   $2,065   $2,575   $3,902   $364    $1,109    $1,877    $3,902
         Evergreen VA Growth Fund.................  $1,369   $1,992   $2,456   $3,677   $339    $1,036    $1,758    $3,677
         Evergreen VA Masters Fund................  $1,394   $2,065   $2,575   $3,902   $364    $1,109    $1,877    $3,902
         Evergreen VA Omega Fund..................  $1,360   $1,964   $2,411   $3,591   $330    $1,009    $1,713    $3,591
         Evergreen VA Small Cap Value Fund........  $1,395   $2,068   $2,580   $3,911   $365    $1,112    $1,882    $3,911

JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio--Service Shares           $1,384   $2,034   $2,526   $3,809   $354    $1,079    $1,828    $3,809


These examples do not show past or future expenses. Actual expenses may be higher or lower.

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                       This page intentionally left blank

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)


   There are two basic versions of Strategic Partners Plus variable annuity.


Contract With Credit.


- provides for a bonus credit that we add to each purchase payment that you make,



- has different withdrawal charges and insurance and administrative costs than the Contract Without Credit,



Contract Without Credit.



-  does not provide a credit, and



- has different withdrawal charges and insurance and administrative costs than the Contract With Credit.


   Unless we state otherwise, when we use the word contract, it applies to both versions.


   Because of the different withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.



   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options and two guaranteed fixed interest rate options. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.



   As mentioned above, two guaranteed fixed interest rate options are available:



- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year between 1.5% to 3% depending on your state's applicable law. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.



- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.


   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or


- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS AND 2 FIXED INTEREST RATE OPTIONS.


The 35 variable investment options invest in mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS


Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.


The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio


The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.


    Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
    Prudential Investment Management, Inc.

    Jennison Portfolio, Prudential Global Portfolio, SP Jennison
    International Growth Portfolio, and SP Prudential U.S. Emerging Growth
    Portfolio: Jennison Associates LLC


    Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.



    Prudential Value Portfolio: Deutsche Asset Management Inc., Jennison Associates LLC, and Victory Capital Management Inc.



    SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.


    SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

    SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
    Portfolio: Alliance Capital Management L.P.

    SP Davis Value Portfolio: Davis Selected Advisers, L.P.

    SP Deutsche International Equity Portfolio: Deutsche Asset Management Inc., a wholly-owned subsidiary of Deutsche Bank AG

    SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

    SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
    Fidelity Management and Research Company

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

    SP MFS Capital Opportunities Portfolio and SP MFS Mid-Cap Growth
    Portfolio: Massachusetts Financial Services Company

    SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
    Pacific Investment Management Company

Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity & fixed income)

-  Evergreen VA Global Leaders Fund (international & global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS


We offer two fixed interest rate options:



-  a one-year fixed interest rate option, and


-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").


   We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made.



   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will never be less than a certain minimum. For the DCA Fixed Rate Option, the minimum interest rate is 3%. For the one-year fixed rate option, the minimum rate is between 1.5% to 3%, depending on your state's applicable law.



   You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.



   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS


You can transfer money among the variable investment options and the one-year fixed interest rate option as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. You must make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. We require any transfer request that you submit by fax to be accompanied by a confirming telephone call to the Prudential Annuity Service Center. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.


   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We currently charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)


MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS


We are the legal owner of the shares of the mutual funds available as variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing funds.

                                                                              31
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------


We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date).


   The Strategic Partners Plus variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Plus Contract," page 44.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD


Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.


OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.


TAX CONSIDERATIONS



If your contract is held under a tax-favored plan, as discussed on page 53, you should consider the minimum distribution requirements mentioned on page 55 when selecting your annuity option.



   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.


GUARANTEED MINIMUM INCOME BENEFIT


The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain GMIB protected value applied to the guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked.



   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by the effect of withdrawals. Depending on applicable state law, the guaranteed minimum income benefit is not available under all contracts. In addition, the guaranteed minimum income benefit is subject to certain age restrictions described below.



- The annuitant must be 75 or younger in order for you to elect guaranteed minimum income benefit.



- If you choose the guaranteed minimum income benefit, we will impose an annual charge equal to 0.30% of the GMIB protected value, described below. (In some states, we may calculate this fee on a different basis, but it will not be higher than 0.30% of the GMIB protected value.) See "What are the Expenses Associated with the Strategic Partners Plus Contract?" on page 44.



- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The waiting period is the period extending from the contract date to the 7th contract anniversary but, if the guaranteed minimum income benefit has been reset (as described below), the waiting period is the 7 year period beginning with the date of the most recent reset.



   Once the waiting period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.



GMIB ROLL-UP



The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.



   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:



    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,



    -  the 7th contract anniversary, or



    -  7 years from the most recent GMIB reset (as described below).

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CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.



EFFECT OF WITHDRAWALS.



In each contract year, withdrawals will first reduce the GMIB protected value on a dollar for dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by the GMIB protected value minus the amount of the withdrawal that does not exceed 5%.



   Here is an example of the impact of a withdrawal on the GMIB protected value:



   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $105,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is 3% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 3%.



GMIB RESET FEATURE



You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset.


PAYOUT AMOUNT


The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:



1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the guaranteed annuity purchase rates and based on the annuity payout option as described below.



2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.



GMIB ANNUITY PAYOUT OPTIONS



We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.


GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.


   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 95.



INCOME APPRECIATOR BENEFIT



The income appreciator benefit (or "IAB") is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.



   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.



    -- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit



    -- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Plus Contract?" on page 44



ACTIVATION OF THE INCOME APPRECIATOR BENEFIT



You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.



   Once activated, you can receive the income appreciator benefit:



    --   at annuitization as part of an annuity payment (IAB Option 1);



    -- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or



    -- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).



   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 48.



   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 51.



CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT



We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:



- earnings are calculated as the difference between the contract value and the sum of all purchase payments;



- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 40), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any

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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)
CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   earnings accrued under the contract prior to that election;



- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;



- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.



   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%



You can activate the income appreciator benefit at annuitization under IAB Option 1, as described below. You can also activate the income appreciator benefit during accumulation period under IAB Options 2 and 3. For more information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 48.



IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION



Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT



If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:



1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or



2. the guaranteed minimum income benefit protected value plus the remaining income appreciator benefit amount, calculated using the guaranteed annuity purchase rates shown in the contract.



If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, the amount payable will be subject to the guaranteed minimum income benefit annuity payout options available at the time.



TERMINATING THE INCOME APPRECIATOR BENEFIT



The income appreciator benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract;



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;



- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;



-  the date of annuitization; or



-  the date the contract terminates.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 40. Upon death, the beneficiary will receive the greater of the following:



1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death.



2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the GMDB protected value of that death benefit.



GUARANTEED MINIMUM DEATH BENEFIT



The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option. The GMDB protected value option can be equal to the GMDB roll-up, the GMDB step-up, or the greater of the GMDB roll-up and the GMDB step-up. The GMDB protected value is calculated daily.



GMDB ROLL-UP



IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.



   We stop increasing the GMDB protected value by the effective annual interest rate on the later of:



- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or



-  the 5th contract anniversary.



However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.



   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.



   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% starting on the date that each invested purchase payment is made. We will increase the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.



   We stop increasing the GMDB protected value by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.



   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract

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WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


year), then proportionally by any amounts exceeding the 3%.



GMDB STEP-UP



IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.



   We stop increasing the GMDB protected value by any appreciation in the contract value on the later of:



- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or



-  the 5th contract anniversary.



However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.



   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.


   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 40), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 40. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.


   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.



      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the


 38
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.



      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the GMIB, IAB and spousal continuance benefit.


   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 51.


   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.


EARNINGS APPRECIATOR BENEFIT



The earnings appreciator benefit (or "EAB") is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any earnings appreciator benefit payment we make will be in addition to any other death benefit payment we make under the contract.



   The earnings appreciator benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the earnings appreciator benefit.



   If you want the earnings appreciator benefit, you generally must elect it at the time you apply for the contract. If you elect the earnings appreciator benefit, you may not later revoke it.



   Upon our receipt of due proof of death in good order, we will determine an earnings appreciator benefit by multiplying the earnings appreciator benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.



   For purposes of computing earnings and purchase payments under the earnings appreciator benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.



   EAB percentage:



-  40% if the owner is age 70 or younger on the date the application is signed.



- 25% if the owner is between ages 71 and 75 on the date the application is signed.



- 15% if the owner is between ages 76 and 79 on the date the application is signed.



If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.



   If the surviving spouse is continuing the contract in accordance with the spousal continuance benefit (See "Spousal Continuance Benefit" page 40), the following conditions apply:



- In calculating the earnings appreciator benefit, we will use the age of the surviving spouse at the time

        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   that the spousal continuance benefit is activated to determine the applicable EAB percentage.



- We will not allow the surviving spouse to continue the earnings appreciator benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the spousal continuance benefit is activated.



- If the earnings appreciator benefit is continued, we will calculate any applicable earnings appreciator benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the spousal continuance benefit) as the first purchase payment.



TERMINATING THE EARNINGS APPRECIATOR BENEFIT



The earnings appreciator benefit will terminate on the earliest of:



-  the date you make a total withdrawal from the contract,



- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit,



-  the date the contract terminates, or



-  the date you annuitize the contract.


SPOUSAL CONTINUANCE BENEFIT


This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In such cases, the surviving spouse cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming each of those conditions is present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.



   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable or fixed interest rate options in the same proportions that existed immediately prior to the spousal continuance adjustment.



   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit.



   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the sum of all invested purchase payments (adjusted for withdrawals),



plus the amount of any applicable earnings appreciator benefit.



   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the GMDB roll-up,



plus the amount of any applicable earnings appreciator benefit.



   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:



-  the contract value, or



-  the GMDB step-up,



plus the amount of any applicable earnings appreciator benefit.



   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP AND GMDB STEP-UP, we will adjust the contract value to equal the greatest of:



-  the contract value,



-  the GMDB roll-up, or



-  the GMDB step-up,



plus the amount of any applicable earnings appreciator benefit.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.



   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the guaranteed minimum death benefit provisions of the contract.



   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
32. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.



   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 40. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments over the remainder of the 10-year payment period, or until the surviving spouse attains age 95, whichever occurs first.



   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. In most states, and subject to some restrictions, you can make additional purchase payments of $500 or more at any time during the accumulation phase. In some states, you cannot make subsequent purchase payments if you purchase the Contract With Credit. You may purchase this contract only if you are age 85 or younger, certain age limits apply to certain features and benefits described herein. However, no subsequent purchase payments may be made after the earliest of the 85th birthday of (i) the owner, (ii) the joint owner or (iii) the annuitant.



   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.


   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.



   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.


CREDITS


If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.


   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,



- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and



- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.



   Under the Contract With Credit, if we pay a death benefit under the contract, we have a contractual right

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


to take back any credit we applied within one year of the date of death. If the owner returns the contract during the free look period, we will recapture bonus credits. We will not, unless and until we obtain SEC exemptive relief, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit.


CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:


1) adding up the total amount of money allocated to a specific investment option,



2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and


3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.


   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of between 1.5% and 3% a year, depending on your state's applicable law, on that portion of the contract value allocated to the one-year fixed interest-rate option. For the DCA Fixed Interest Rate Option, we guarantee a minimum interest rate of 3% annually.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

            PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.


INSURANCE AND ADMINISTRATIVE COST



Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.



   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.



   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:


   -  1.40% on an annual basis if you choose the base death benefit,


   - 1.65% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and



   - 1.75% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.



   The insurance and administrative cost is an additional 0.10% annually (of account value attributable to the variable investment options for the Contract with Credit).



EARNINGS APPRECIATOR BENEFIT CHARGE



We will impose an additional charge if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.


   We calculate the charge on each of the following events:


   -  each contract anniversary,



   -  on the annuity date,



   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,



   -  upon a full or partial withdrawal, and


   -  upon a subsequent purchase payment.


   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the earnings appreciator benefit charge was last calculated.



   Although the earnings appreciator benefit charge may be calculated more often, it is deducted only:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,


 44
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--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   -  upon a full withdrawal, and



   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable earnings appreciator benefit charge.



   We withdraw this charge from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable earnings appreciator benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the earnings appreciator benefit charge as made from earnings for purposes of calculating other charges.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE


We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.30% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:



-  each contract anniversary,



-  when you begin the income phase of the contract,



- when you decide no longer to participate in the guaranteed minimum income benefit,



-  upon a full withdrawal, and



- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.



   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the guaranteed minimum income benefit was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you.



   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.30% of the GMIB protected value.



   We will not impose the guaranteed minimum income benefit charge after the income phase begins, after you revoke the guaranteed minimum income benefit, or after you choose your GMIB payout option.



INCOME APPRECIATOR BENEFIT CHARGE



We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,



   -  upon a full or partial withdrawal, and



   -  upon a subsequent purchase payment.



   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the income appreciator benefit charge was last calculated.



   Although the income appreciator benefit charge may be calculated more often, it is deducted only:



   -  on each contract anniversary,



   -  on the annuity date,



   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,



   -  upon a full withdrawal, and



   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.



   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.



   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full


                                                                              45
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        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.



   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.


CONTRACT MAINTENANCE CHARGE


We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.


WITHDRAWAL CHARGE


A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.



  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%



   In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges.


   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the following contract anniversary will apply.


   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.


   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.


   Withdrawal charges will never be greater than permitted by applicable law.


   If you surrender your contract, and later change your mind, we currently allow you to reinstate your contract during a limited period of time after the surrender. For purposes of computing any withdrawal charge on a withdrawal you make after the reinstatement, we will view the contract as having remained in effect continuously. The minimal sales costs associated with reinstatements allow us to offer this administrative option. Reinstatement will not reverse the tax consequences or tax reporting associated with the surrender. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" page 51.


WAIVER OF WITHDRAWAL CHARGES


CRITICAL CARE ACCESS


   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.


MINIMUM DISTRIBUTION REQUIREMENTS



If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 51.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

                                                                              47
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE


Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.



   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees proportionately from the investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.


   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.


INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE



The income appreciator benefit (or "IAB") is discussed on page 34. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.



   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE, YOU MAY LOSE ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.



IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM



Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments and we will add this payment amount to the automatic withdrawal payment amount over a ten-year payment period. You may specify the automatic withdrawal payment amount, which must be at least $100. (You may ask us to combine the amount withdrawn under the income appreciator benefit program with the automated withdrawal feature described above, in which case each combined payment must be at least $100.)



   The maximum automatic withdrawal payment amount that you may withdraw under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of contract


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


value as of the date you activate the income appreciator benefit. Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.



   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.



DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2



You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.



   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE



Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable or fixed interest rate options in the same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.



   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.



   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).



WITHDRAWALS OUTSIDE OF IAB OPTIONS 2 AND 3



An "excess withdrawal" occurs if:



- you make withdrawals in addition to the automatic withdrawal payment amount provided under IAB Option 2 or you make withdrawals under IAB Option 3, AND



- the total of these additional withdrawals made in a contract year exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated.


                                                                              49
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HOW CAN I ACCESS MY MONEY? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.



   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated do not reduce the remaining income appreciator benefit amount.



EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT



We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.


SUSPENSION OF PAYMENTS OR TRANSFERS


The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:


- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;


- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or


- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

 50
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

            PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


   Subject to approval by your state, we offer supplemental benefits such as the earnings appreciator benefit and the income appreciator benefit. Although we believe these benefits are investment protection features that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the features should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit and guaranteed minimum income benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.



   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and the guaranteed minimum income benefit, and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days of notice from us.


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your

                                                                              51
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.


- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.


CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 59 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater).



   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2002 to 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for


                                                                              53
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9


inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2002 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.


   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);


- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and


- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, the annual contribution allowed by law less any contributions to a traditional IRA. The annual contribution allowed by law for Roth IRAs increases in the same manner as the increases for traditional IRAs as described on page 53), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish.


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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING


Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:


- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS PLUS CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 44.


   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 57.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 59.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY


Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.


THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.


We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less compensation with respect to contracts issued to customers over 80 years old.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 37. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of

        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account associated with Strategic Partners Plus are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $34,000 in 2002, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $34,000 -- $44,000. For married couples filing jointly, the applicable dollar limitation is $54,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $54,000-$64,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $44,000 for individuals and $64,000 for married couples filing jointly. These amounts are for 2002. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.



   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $11,000 in 2002, with a permitted catch-up contribution of $1,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.


   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000. An employee who is a participant in a SEP agreement

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See page 59 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Beginning in 2002, funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan even if additional contributions have been made to the account.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.


(b) DISTRIBUTION AFTER AGE 59 1/2


Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX


Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS proposed regulations for distributions beginning in 2002. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.


(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 22, 2000 to December 31, 2000 and January 1, 2001 to December 31, 2001. During those periods, the highest combination of asset-based charges amounted to 1.70%, and the lowest combination of asset-based charges amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 2.40%, while the lowest combination of asset-based charges remains at 1.40%. In the Statement of Additional Information, we set out historical unit values corresponding to the other combinations of asset-based charges available during those prior periods. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT
1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99430                      $0.86988                            33,208
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $0.83992                                 0

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00009                      $1.01253                                 0

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99726                      $0.90493                                 0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99881                      $0.87109                                 0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99724                      $0.87500                                 0

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99084                      $0.84109                                 0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99509                      $0.88230                            27,876

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.98559                      $0.81297                                 0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99892                      $0.94964                                 0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99796                      $0.98458                                 0

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99791                      $0.92029                            39,934

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00228                      $0.84741                                 0

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99886                      $0.90967                             8,484

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99727                      $0.92677                             3,587

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00272                      $0.74788                             1,091

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99702                      $0.92388                                 0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99530                      $0.81060                                 0

SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99348                      $0.81540                             7,562

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $1.01397                             1,054

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99996                      $1.04110                            24,059

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99484                      $0.87416                            15,458

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00085                      $1.00289                            25,060

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99482                      $0.85719                                 0

EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99628                      $0.90859                                 0

EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99866                      $0.90811                             7,690

EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99781                      $0.95089                            19,363

EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00219                      $0.91709                                 0

EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99162                      $0.98597                                 0

EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99617                      $0.87356                                 0

EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99424                      $0.91152                             3,859

* COMMENCEMENT OF BUSINESS

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99754                      $1.09268                             3,551

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99357                      $0.78373                                 0


* COMMENCEMENT OF BUSINESS

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99429                      $0.86817                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99995                      $0.83831                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00008                      $1.01067                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99725                      $0.90315                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99880                      $0.86938                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99723                      $0.87323                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99083                      $0.83939                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99508                      $0.88053                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.98559                      $0.81140                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99891                      $0.94775                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99796                      $0.98256                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99791                      $0.91853                               0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00227                      $0.84580                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99885                      $0.90794                          23,834
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99726                      $0.92502                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00272                      $0.74646                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99701                      $0.92210                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99529                      $0.80894                               0
SP MFS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99347                      $0.81381                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99995                      $1.01191                               0

* COMMENCEMENT OF BUSINESS
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (GMDB GREATER OF ROLL UP AND STEP-UP 1.70)
---------------------------------------------------------------------------------------------------------------------------------
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99995                      $1.03903                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99483                      $0.87246                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00084                      $1.00087                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99481                      $0.85553                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99627                      $0.90677                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99865                      $0.90641                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99780                      $0.94909                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $1.00218                      $0.91535                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99161                      $0.98408                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99617                      $0.87193                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99423                      $0.90978                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99753                      $1.09055                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $0.99356                      $0.78219                               0

* COMMENCEMENT OF BUSINESS

PART III PROSPECTUSES

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                      STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 6, 2003


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


     The Strategic Partners Annuity One(SM*) and Strategic Partners(SM) Plus annuity contracts (the "contracts") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and are funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $500 or more.



     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One or Strategic Partners Plus prospectus, dated January 6, 2003. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or telephone (888) PRU-2888.


                               TABLE OF CONTENTS


                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
LITIGATION..................................................   2
LEGAL OPINIONS..............................................   3
PRINCIPAL UNDERWRITER.......................................   3
DETERMINATION OF ACCUMULATION UNIT VALUES...................   3
PERFORMANCE INFORMATION.....................................   8
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  17
FEDERAL TAX STATUS..........................................  18
STATE SPECIFIC VARIATIONS...................................  18
DIRECTORS AND OFFICERS......................................  20
FINANCIAL STATEMENTS........................................  22


         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
        NEWARK, NEW JERSEY 07102-2992                  PHILADELPHIA, PENNSYLVANIA 19101
                                                          TELEPHONE: (888) PRU-2888


* STRATEGIC PARTNERS ANNUITY ONE is a service mark of Prudential.

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

     The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2001 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                   LITIGATION

     We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

     Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

     As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

     Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

     Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

                                 LEGAL OPINIONS

     Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2001 and 2000, $32,456,997 and $3,408,667 was paid to PIMS for its services as principal underwriter. During 2001 and 2000, PIMS retained none of those commissions.

     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the charge for insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.


     As we have indicated in the prospectus, Strategic Partners Annuity One and Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such Contract feature. In the prospectus, we depict the unit values corresponding to the Contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2001. Here, we set out unit values corresponding to the remaining unit values for that prior period.

                         STRATEGIC PARTNERS ANNUITY ONE

            ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S
                            AVERAGE DAILY NET ASSETS
                        (GMDB ROLL UP OR STEP-UP 1.60%)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
Jennison Portfolio
  9/22/2000 to 12/31/2000                                     $1.00267         $0.81530            1,737,903
  1/1/2001 to 12/31/2001                                      $0.81530         $0.65613           10,643,132
Prudential Global Portfolio
  9/22/2000 to 12/31/2000                                     $0.99801         $0.87614              170,411
  1/1/2001 to 12/31/2001                                      $0.87614         $0.71047            1,586,379
Prudential Money Market Portfolio
  9/22/2000 to 12/31/2000                                     $1.00039         $1.01313            3,370,834
  1/1/2001 to 12/31/2001                                      $1.01313         $1.03811           11,025,537
Prudential Stock Index Portfolio
  9/22/2000 to 12/31/2000                                     $0.99964         $0.91086              519,592
  1/1/2001 to 12/31/2001                                      $0.91086         $0.78853            5,377,817
SP Aggressive Growth Asset Allocation Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.92940              422,355
  1/1/2001 to 12/31/2001                                      $0.92940         $0.75015            1,421,506
SP AIM Aggressive Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.85619              534,817
  1/1/2001 to 12/31/2001                                      $0.85619         $0.63604            1,663,825
SP AIM Core Equity Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.83887              383,123
  1/1/2001 to 12/31/2001                                      $0.83887         $0.63843            3,035,059
SP Alliance Large Cap Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.85187            1,755,772
  1/1/2001 to 12/31/2001                                      $0.85187         $0.71726            5,484,003
SP Alliance Technology Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.75950            1,867,790
  1/1/2001 to 12/31/2001                                      $0.75950         $0.56029            3,190,764
SP Balanced Asset Allocation Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.97950              634,300
  1/1/2001 to 12/31/2001                                      $0.97950         $0.90789           11,555,251
SP Conservative Asset Allocation Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.00406              665,041
  1/1/2001 to 12/31/2001                                      $1.00406         $0.98589            7,421,222
SP Davis Value Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.01245            1,945,466
  1/1/2001 to 12/31/2001                                      $1.01245         $0.89231           12,836,700
SP Deutsche International Equity Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.94384              771,475
  1/1/2001 to 12/31/2001                                      $0.94384         $0.72410            3,506,727
SP Growth Asset Allocation Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.95128            1,285,587
  1/1/2001 to 12/31/2001                                      $0.95128         $0.82464           12,218,602
SP INVESCO Small Company Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.83429              299,778
  1/1/2001 to 12/31/2001                                      $0.83429         $0.68010            1,791,009
SP Jennison International Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.84626              696,580
  1/1/2001 to 12/31/2001                                      $0.84626         $0.53612            3,569,285
SP Large Cap Value Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.04359              340,670
  1/1/2001 to 12/31/2001                                      $1.04359         $0.93845            3,631,142
SP MFS Capital Opportunities Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.91203              652,725
  1/1/2001 to 12/31/2001                                      $0.91203         $0.68879            2,142,104

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
SP MFS Mid-Cap Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.97308              898,357
  1/1/2001 to 12/31/2001                                      $0.97308         $0.75748            3,582,388
SP PIMCO High Yield Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.01497              357,097
  1/1/2001 to 12/31/2001                                      $1.01497         $1.03861            4,268,423
SP PIMCO Total Return Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.04720            1,000,276
  1/1/2001 to 12/31/2001                                      $1.04720         $1.11959           11,539,026
SP Prudential US Emerging Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.83520              751,146
  1/1/2001 to 12/31/2001                                      $0.83520         $0.67599            2,283,284
SP Small/Mid Cap Value Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $1.10842              347,741
  1/1/2001 to 12/31/2001                                      $1.10842         $1.12495            4,276,752
SP Strategic Partners Focused Growth Portfolio
  9/22/2000 to 12/31/2000                                     $0.99987         $0.79184              681,560
  1/1/2001 to 12/31/2001                                      $0.79184         $0.66006            2,292,067
Janus Aspen Series- Growth Portfolio Service Shares
  9/22/2000 to 12/31/2000                                     $1.00398         $0.82995            1,012,346
  1/1/2001 to 12/31/2001                                      $0.82995         $0.61352            3,297,754

                            STRATEGIC PARTNERS PLUS

            ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S
                            AVERAGE DAILY NET ASSETS
                        (GMDB ROLL UP OR STEP-UP 1.60%)

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
Jennison Portfolio
  5/7/2001 to 12/31/2001                                      $0.99429         $0.86869                   0
Prudential Global Portfolio
  5/7/2001 to 12/31/2001                                      $0.99996         $0.83888                   0
Prudential Money Market Portfolio
  5/7/2001 to 12/31/2001                                      $1.00008         $1.01127                   0
Prudential Stock Index Portfolio
  5/7/2001 to 12/31/2001                                      $0.99725         $0.90384                   0
SP Aggressive Growth Asset Allocation Portfolio
  5/7/2001 to 12/31/2001                                      $0.99880         $0.86993                   0
SP AIM Aggressive Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99724         $0.87386                   0
SP AIM Core Equity Portfolio
  5/7/2001 to 12/31/2001                                      $0.99083         $0.83990                   0
SP Alliance Large Cap Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99508         $0.88124                   0
SP Alliance Technology Portfolio
  5/7/2001 to 12/31/2001                                      $0.98559         $0.81186                   0
SP Balanced Asset Allocation Portfolio
  5/7/2001 to 12/31/2001                                      $0.99891         $0.94831                   0
SP Conservative Asset Allocation Portfolio
  5/7/2001 to 12/31/2001                                      $0.99796         $0.98336                   0
SP Davis Value Portfolio
  5/7/2001 to 12/31/2001                                      $0.99791         $0.91900                   0
SP Deutsche International Equity Portfolio
  5/7/2001 to 12/31/2001                                      $1.00227         $0.84626                   0
SP Growth Asset Allocation Portfolio
  5/7/2001 to 12/31/2001                                      $0.99886         $0.90849                   0
SP INVESCO Small Company Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99726         $0.92565                   0
SP Jennison International Growth Portfolio
  5/7/2001 to 12/31/2001                                      $1.00272         $0.74692                   0
SP Large Cap Value Portfolio
  5/7/2001 to 12/31/2001                                      $0.99702         $0.92277                   0
SP MFS Capital Opportunities Portfolio
  5/7/2001 to 12/31/2001                                      $0.99529         $0.80954                   0
SP MFS Mid-Cap Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99348         $0.81439                   0
SP PIMCO High Yield Portfolio
  5/7/2001 to 12/31/2001                                      $0.99996         $1.01274                   0
SP PIMCO Total Return Portfolio
  5/7/2001 to 12/31/2001                                      $0.99996         $1.03983                   0
SP Prudential US Emerging Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99483         $0.87304                   0
SP Small/Mid Cap Value Portfolio
  5/7/2001 to 12/31/2001                                      $1.00084         $1.00157                   0
SP Strategic Partners Focused Growth Portfolio
  5/7/2001 to 12/31/2001                                      $0.99482         $0.85608                   0
Evergreen VA Blue Chip Fund
  5/7/2001 to 12/31/2001                                      $0.99627         $0.90735                   0
Evergreen VA Capital Growth Fund
  5/7/2001 to 12/31/2001                                      $0.99865         $0.90697                   0

                                                            ACCUMULATION     ACCUMULATION         NUMBER OF
                                                            UNIT VALUE AT    UNIT VALUE AT    ACCUMULATION UNITS
                                                            BEGINNING OF        END OF           OUTSTANDING
                                                               PERIOD           PERIOD         AT END OF PERIOD
                                                            -------------    -------------    ------------------
Evergreen VA Foundation Fund
  5/7/2001 to 12/31/2001                                      $0.99780         $0.94959                   0
Evergreen VA Global Leaders Fund
  5/7/2001 to 12/31/2001                                      $1.00218         $0.91595                   0
Evergreen VA Growth Fund
  5/7/2001 to 12/31/2001                                      $0.99162         $0.98466                   0
Evergreen VA Masters Fund
  5/7/2001 to 12/31/2001                                      $0.99617         $0.87245                   0
Evergreen VA Omega Fund
  5/7/2001 to 12/31/2001                                      $0.99423         $0.91033                   0
Evergreen VA Small Cap Value Fund
  5/7/2001 to 12/31/2001                                      $0.99753         $1.09121                   0
Janus Aspen Series- Growth Portfolio Service Shares
  5/7/2001 to 12/31/2001                                      $0.99356         $0.78269                   0

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

     For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized data"). Standard and non-standard average annual return calculations include the fees under the Contract as indicated below, and are based on a Contract Without Credit. This information does not indicate or represent future performance.

     The following five tables assume a daily insurance and administrative expense charge equal to 1.40% annually, no guaranteed minimum income benefit, no earnings appreciator benefit, and no income appreciator benefit.


     Table 1 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount, the subaccounts investing in the Evergreen Variable Annuity Trust, and the subaccounts for the Prudential Value and Prudential Equity Portfolios). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 1
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                         STRATEGIC PARTNERS ANNUITY ONE

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             09/00        -24.86%        N/A          N/A        -31.98%
Prudential Global Portfolio                    09/00        -24.23%        N/A          N/A        -27.14%
Prudential Stock Index Portfolio               09/00        -18.75%        N/A          N/A        -20.85%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -25.38%        N/A          N/A        -24.68%
SP AIM Aggressive Growth Portfolio             09/00        -31.05%        N/A          N/A        -34.57%
SP AIM Core Equity Portfolio                   09/00        -29.23%        N/A          N/A        -34.55%
SP Alliance Large Cap Growth Portfolio         09/00        -21.13%        N/A          N/A        -27.50%
SP Alliance Technology Portfolio               09/00        -31.58%        N/A          N/A        -41.38%
SP Balanced Asset Allocation Portfolio         09/00        -13.75%        N/A          N/A        -11.57%
SP Conservative Asset Allocation Portfolio     09/00         -7.13%        N/A          N/A         -5.29%
SP Davis Value Portfolio                       09/00        -17.18%        N/A          N/A        -12.84%
SP Deutsche International Equity Portfolio     09/00        -28.62%        N/A          N/A        -26.90%
SP Growth Asset Allocation Portfolio           09/00        -19.71%        N/A          N/A        -18.41%
SP INVESCO Small Company Growth Portfolio      09/00        -23.81%        N/A          N/A        -30.71%
SP Jennison International Growth Portfolio     09/00        -42.98%        N/A          N/A        -44.34%
SP Large Cap Value Portfolio                   09/00        -15.38%        N/A          N/A         -9.08%
SP MFS Capital Opportunities Portfolio         09/00        -29.83%        N/A          N/A        -29.96%
SP MFS Mid-Cap Growth Portfolio                09/00        -27.49%        N/A          N/A        -24.06%
SP PIMCO High Yield Portfolio                  09/00         -2.97%        N/A          N/A         -1.10%
SP PIMCO Total Return Portfolio                09/00          1.64%        N/A          N/A          5.26%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -24.39%        N/A          N/A        -31.07%
SP Small/Mid Cap Value Portfolio               09/00         -3.80%        N/A          N/A          5.67%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -21.96%        N/A          N/A        -32.45%
Janus Aspen Series--Growth Portfolio
  Service Shares                               09/00        -31.42%        N/A          N/A        -37.09%

     Table 2 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount and the subaccounts for the Prudential Value and Prudential Equity Portfolios). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 2
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                            STRATEGIC PARTNERS PLUS

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/01         N/A           N/A          N/A        -16.71%
Prudential Global Portfolio                    05/01         N/A           N/A          N/A        -19.09%
Prudential Stock Index Portfolio               05/01         N/A           N/A          N/A        -14.19%
SP Aggressive Growth Asset Allocation
  Portfolio                                    05/01         N/A           N/A          N/A        -16.83%
SP AIM Aggressive Growth Portfolio             05/01         N/A           N/A          N/A        -18.11%
SP AIM Core Equity Portfolio                   05/01         N/A           N/A          N/A        -19.59%
SP Alliance Large Cap Growth Portfolio         05/01         N/A           N/A          N/A        -15.39%
SP Alliance Technology Portfolio               05/01         N/A           N/A          N/A        -19.11%
SP Balanced Asset Allocation Portfolio         05/01         N/A           N/A          N/A        -10.01%
SP Conservative Asset Allocation Portfolio     05/01         N/A           N/A          N/A         -6.71%
SP Davis Value Portfolio                       05/01         N/A           N/A          N/A        -13.91%
SP Deutsche International Equity Portfolio     05/01         N/A           N/A          N/A        -18.20%
SP Growth Asset Allocation Portfolio           05/01         N/A           N/A          N/A        -13.49%
SP INVESCO Small Company Growth Portfolio      05/01         N/A           N/A          N/A        -12.31%
SP Jennison International Growth Portfolio     05/01         N/A           N/A          N/A        -26.02%
SP Large Cap Value Portfolio                   05/01         N/A           N/A          N/A        -14.13%
SP MFS Capital Opportunities Portfolio         05/01         N/A           N/A          N/A        -22.78%
SP MFS Mid-Cap Growth Portfolio                05/01         N/A           N/A          N/A        -22.75%
SP PIMCO High Yield Portfolio                  05/01         N/A           N/A          N/A         -3.96%
SP PIMCO Total Return Portfolio                05/01         N/A           N/A          N/A         -0.75%
SP Prudential U.S. Emerging Growth
  Portfolio                                    05/01         N/A           N/A          N/A        -17.94%
SP Small/Mid Cap Value Portfolio               05/01         N/A           N/A          N/A         -8.17%
SP Strategic Partners Focused Growth
  Portfolio                                    05/01         N/A           N/A          N/A        -18.53%
Evergreen VA Blue Chip Fund                    05/01         N/A           N/A          N/A        -13.60%
Evergreen VA Capital Growth Fund               05/01         N/A           N/A          N/A        -15.49%
Evergreen VA Foundation Fund                   05/01         N/A           N/A          N/A         -9.20%
Evergreen VA Global Leaders Fund               05/01         N/A           N/A          N/A        -12.13%
Evergreen VA Growth Fund                       05/01         N/A           N/A          N/A         -5.68%
Evergreen VA Masters Fund                      05/01         N/A           N/A          N/A        -17.67%
Evergreen VA Omega Fund                        05/01         N/A           N/A          N/A        -14.56%
Evergreen VA Small Cap Value Fund              05/01         N/A           N/A          N/A         -6.87%
Janus Aspen Series--Growth Portfolio
  Service Shares                               05/01         N/A           N/A          N/A        -24.98%

     Table 3 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount) that invested in a fund having performance history of at least one full year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 3
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN


                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -25.89%        6.38%        N/A          6.13%
Prudential Equity Portfolio                    06/83        -18.98%        1.84%       6.65%         7.40%
Prudential Global Portfolio                    09/88        -25.27%        0.94%       4.43%         3.53%
Prudential Stock Index Portfolio               10/87        -19.83%        5.17%       7.14%         9.96%
Prudential Value Portfolio                     02/88        -10.08%        5.83%       7.65%         7.94%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -26.41%         N/A         N/A        -21.60%
SP AIM Aggressive Growth Portfolio             09/00        -32.03%         N/A         N/A        -31.21%
SP AIM Core Equity Portfolio                   09/00        -30.23%         N/A         N/A        -31.20%
SP Alliance Large Cap Growth Portfolio         09/00        -22.19%         N/A         N/A        -24.37%
SP Alliance Technology Portfolio               09/00        -32.55%         N/A         N/A        -37.81%
SP Balanced Asset Allocation Portfolio         09/00        -14.87%         N/A         N/A         -8.84%
SP Conservative Asset Allocation Portfolio     09/00         -8.31%         N/A         N/A         -2.74%
SP Davis Value Portfolio                       09/00        -18.27%         N/A         N/A        -10.07%
SP Deutsche International Equity Portfolio     09/00        -29.62%         N/A         N/A        -23.76%
SP Growth Asset Allocation Portfolio           09/00        -20.78%         N/A         N/A        -15.51%
SP INVESCO Small Company Growth Portfolio      09/00        -24.84%         N/A         N/A        -27.47%
SP Jennison International Growth Portfolio     09/00        -43.84%         N/A         N/A        -40.63%
SP Large Cap Value Portfolio                   09/00        -16.49%         N/A         N/A         -6.41%
SP MFS Capital Opportunities Portfolio         09/00        -30.80%         N/A         N/A        -26.72%
SP MFS Mid-Cap Growth Portfolio                09/00        -28.51%         N/A         N/A        -21.00%
SP PIMCO High Yield Portfolio                  09/00         -4.22%         N/A         N/A          1.32%
SP PIMCO Total Return Portfolio                09/00         -3.15%         N/A         N/A          4.73%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -25.44%         N/A         N/A        -27.83%
SP Small/Mid Cap Value Portfolio               09/00         -5.01%         N/A         N/A          5.12%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -23.03%         N/A         N/A        -29.19%
Evergreen VA Blue Chip Fund                    04/00        -24.27%         N/A         N/A        -18.20%
Evergreen VA Capital Growth Fund               03/98        -22.27%         N/A         N/A         -2.08%
Evergreen VA Foundation Fund                   03/96        -16.43%      -22.08%        N/A        -17.45%
Evergreen VA Global Leaders Fund               03/97        -21.16%         N/A         N/A         -4.34%
Evergreen VA Growth Fund                       03/98        -31.53%         N/A         N/A         -6.03%
Evergreen VA Masters Fund                      01/99        -23.74%         N/A         N/A         -6.53%
Evergreen VA Omega Fund                        03/97        -22.51%         N/A         N/A          2.71%
Evergreen VA Small Cap Value Fund              05/98          4.43%         N/A         N/A         -5.02%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -32.38%        3.63%        N/A          5.09%

     Table 4 shows the average annual rates of return using the same assumptions as in Table 3, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 4
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -20.49%        6.65%        N/A          6.13%
Prudential Equity Portfolio                      06/83        -13.58%        2.18%       6.65%         7.40%
Prudential Global Portfolio                      09/88        -19.87%        1.28%       4.43%         3.53%
Prudential Stock Index Portfolio                 10/87        -14.43%        5.46%       7.14%         9.96%
Prudential Value Portfolio                       02/88         -4.68%        6.12%       7.65%         7.94%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -21.01%         N/A         N/A        -21.60%
SP AIM Aggressive Growth Portfolio               09/00        -26.63%         N/A         N/A        -31.21%
SP AIM Core Equity Portfolio                     09/00        -24.83%         N/A         N/A        -31.20%
SP Alliance Large Cap Growth Portfolio           09/00        -16.79%         N/A         N/A        -24.37%
SP Alliance Technology Portfolio                 09/00        -27.15%         N/A         N/A        -37.81%
SP Balanced Asset Allocation Portfolio           09/00         -9.47%         N/A         N/A         -8.84%
SP Conservative Asset Allocation Portfolio       09/00         -2.91%         N/A         N/A         -2.74%
SP Davis Value Portfolio                         09/00        -12.87%         N/A         N/A        -10.07%
SP Deutsche International Equity Portfolio       09/00        -24.22%         N/A         N/A        -23.76%
SP Growth Asset Allocation Portfolio             09/00        -15.38%         N/A         N/A        -15.51%
SP INVESCO Small Company Growth Portfolio        09/00        -19.44%         N/A         N/A        -27.47%
SP Jennison International Growth Portfolio       09/00        -38.44%         N/A         N/A        -40.63%
SP Large Cap Value Portfolio                     09/00        -11.09%         N/A         N/A         -6.41%
SP MFS Capital Opportunities Portfolio           09/00        -25.40%         N/A         N/A        -26.72%
SP MFS Mid-Cap Growth Portfolio                  09/00        -23.11%         N/A         N/A        -21.00%
SP PIMCO High Yield Portfolio                    09/00          1.18%         N/A         N/A          1.32%
SP PIMCO Total Return Portfolio                  09/00          2.25%         N/A         N/A          4.73%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -20.04%         N/A         N/A        -27.83%
SP Small/Mid Cap Value Portfolio                 09/00          0.39%         N/A         N/A          5.12%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -17.63%         N/A         N/A        -29.19%
Evergreen VA Blue Chip Fund                      04/00        -18.87%         N/A         N/A        -18.20%
Evergreen VA Capital Growth Fund                 03/98        -16.87%         N/A         N/A         -2.08%
Evergreen VA Foundation Fund                     03/96        -11.03%      -21.13%        N/A        -17.45%
Evergreen VA Global Leaders Fund                 03/97        -15.76%         N/A         N/A         -4.34%
Evergreen VA Growth Fund                         03/98        -26.13%         N/A         N/A         -6.03%
Evergreen VA Masters Fund                        01/99        -18.34%         N/A         N/A         -6.53%
Evergreen VA Omega Fund                          03/97        -17.11%         N/A         N/A          2.71%
Evergreen VA Small Cap Value Fund                05/98          9.83%         N/A         N/A         -5.02%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -26.98%        3.94%        N/A          5.09%

     Table 5 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charge.

                                    TABLE 5
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -20.49%       38.01%         N/A        48.70%
Prudential Equity Portfolio                      06/83        -13.58%       11.37%       90.37%      276.79%
Prudential Global Portfolio                      09/88        -19.87%        6.56%       54.19%       58.48%
Prudential Stock Index Portfolio                 10/87        -14.43%       30.46%       99.37%      285.25%
Prudential Value Portfolio                       02/88         -4.68%       34.57%      109.02%      188.46%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -21.01%         N/A          N/A       -26.64%
SP AIM Aggressive Growth Portfolio               09/00        -26.63%         N/A          N/A       -37.89%
SP AIM Growth And Income Portfolio               09/00        -24.83%         N/A          N/A       -37.88%
SP Alliance Large Cap Growth Portfolio           09/00        -16.79%         N/A          N/A       -29.92%
SP Alliance Technology Portfolio                 09/00        -27.15%         N/A          N/A       -45.38%
SP Balanced Asset Allocation Portfolio           09/00         -9.47%         N/A          N/A       -11.12%
SP Conservative Asset Allocation Portfolio       09/00         -2.91%         N/A          N/A        -3.47%
SP Davis Value Portfolio                         09/00        -12.87%         N/A          N/A       -12.64%
SP Deutsche International Equity Portfolio       09/00        -24.22%         N/A          N/A       -29.21%
SP Growth Asset Allocation Portfolio             09/00        -15.38%         N/A          N/A       -19.31%
SP INVESCO Small Company Growth Portfolio        09/00        -19.44%         N/A          N/A       -33.56%
SP Jennison International Growth Portfolio       09/00        -38.44%         N/A          N/A       -48.51%
SP Large Cap Value Portfolio                     09/00        -11.09%         N/A          N/A        -8.09%
SP MFS Capital Opportunities Portfolio           09/00        -25.40%         N/A          N/A       -32.69%
SP MFS Mid-Cap Growth Portfolio                  09/00        -23.11%         N/A          N/A       -25.92%
SP PIMCO High Yield Portfolio                    09/00          1.18%         N/A          N/A         1.69%
SP PIMCO Total Return Portfolio                  09/00          2.25%         N/A          N/A         6.06%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -20.04%         N/A          N/A       -33.98%
SP Small/Mid-Cap Value Portfolio                 09/00          0.39%         N/A          N/A         6.56%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -17.63%         N/A          N/A       -35.56%
Evergreen VA Blue Chip Fund                      04/00        -18.87%         N/A          N/A        -7.79%
Evergreen VA Capital Growth Fund                 03/98        -18.87%         N/A          N/A        -7.79%
Evergreen VA Foundation Fund                     03/96        -11.03%      -69.57%         N/A       -67.42%
Evergreen VA Global Leaders Fund                 03/97        -15.76%         N/A          N/A       -19.60%
Evergreen VA Growth Fund                         03/98        -26.13%         N/A          N/A       -21.20%
Evergreen VA Masters Fund                        01/99        -18.34%         N/A          N/A       -18.37%
Evergreen VA Omega Fund                          03/97        -17.11%         N/A          N/A        12.97%
Evergreen VA Small Cap Value Fund                05/98          9.83%         N/A          N/A       -17.89%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -26.98%       21.30%         N/A        35.36%

     The following three tables assume a daily insurance and administrative charge equal to 1.85% on an annual basis, a charge for the guaranteed minimum income benefit equal to 0.30% on an annual basis of the "GMIB protected value" as defined in the prospectus, an earnings appreciator benefit charge of 0.30% of the contract value and an income appreciator benefit charge of 0.25% of the contract value.



     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2001 in each subaccount (other than the Money Market Subaccount) that invested in a fund having performance history of at least one year. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.



                                    TABLE 1


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN



                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -25.97%        6.27%        N/A          6.03%
Prudential Equity Portfolio                      06/83        -19.07%        1.74%       6.54%         7.30%
Prudential Global Portfolio                      09/88        -25.35%        0.83%       4.32%         3.42%
Prudential Stock Index Portfolio                 10/87        -19.91%        5.06%       7.04%         9.86%
Prudential Value Portfolio                       02/88        -10.17%        5.73%       7.54%         7.83%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -26.49%         N/A         N/A        -21.68%
SP AIM Aggressive Growth Portfolio               09/00        -32.10%         N/A         N/A        -31.28%
SP AIM Core Equity Portfolio                     09/00        -30.29%         N/A         N/A        -31.26%
SP Alliance Large Cap Growth Portfolio           09/00        -22.28%         N/A         N/A        -24.45%
SP Alliance Technology Portfolio                 09/00        -32.61%         N/A         N/A        -37.86%
SP Balanced Asset Allocation Portfolio           09/00        -14.94%         N/A         N/A         -8.93%
SP Conservative Asset Allocation Portfolio       09/00         -8.40%         N/A         N/A         -2.83%
SP Davis Value Portfolio                         09/00        -18.36%         N/A         N/A        -10.16%
SP Deutsche International Equity Portfolio       09/00        -29.69%         N/A         N/A        -23.84%
SP Growth Asset Allocation Portfolio             09/00        -20.86%         N/A         N/A        -15.60%
SP INVESCO Small Company Growth Portfolio        09/00        -24.92%         N/A         N/A        -27.54%
SP Jennison International Growth Portfolio       09/00        -43.90%         N/A         N/A        -40.69%
SP Large Cap Value Portfolio                     09/00        -16.60%         N/A         N/A         -6.52%
SP MFS Capital Opportunities Portfolio           09/00        -30.87%         N/A         N/A        -26.80%
SP MFS Mid-Cap Growth Portfolio                  09/00        -28.58%         N/A         N/A        -21.08%
SP PIMCO High Yield Portfolio                    09/00         -4.28%         N/A         N/A          1.26%
SP PIMCO Total Return Portfolio                  09/00         -3.25%         N/A         N/A          4.63%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -25.51%         N/A         N/A        -27.90%
SP Small/Mid Cap Value Portfolio                 09/00         -5.12%         N/A         N/A          5.01%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -23.10%         N/A         N/A        -29.26%
Evergreen VA Blue Chip Fund                      04/00        -24.36%         N/A         N/A        -18.29%
Evergreen VA Capital Growth Fund                 03/98        -22.35%         N/A         N/A         -2.18%
Evergreen VA Foundation Fund                     03/96        -16.52%      -22.16%        N/A        -17.53%
Evergreen VA Global Leaders Fund                 03/97        -21.25%         N/A         N/A         -4.44%
Evergreen VA Growth Fund                         03/98        -31.60%         N/A         N/A         -6.11%
Evergreen VA Masters Fund                        01/99        -23.82%         N/A         N/A         -6.61%
Evergreen VA Omega Fund                          03/97        -22.59%         N/A         N/A          2.61%
Evergreen VA Small Cap Value Fund                05/98          4.33%         N/A         N/A         -5.11%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -32.46%        3.52%        N/A          4.98%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1 on the previous page, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.



                                    TABLE 2

      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -20.57%        6.55%        N/A          6.03%
Prudential Equity Portfolio                    06/83        -13.67%        2.08%       6.54%         7.30%
Prudential Global Portfolio                    09/88        -19.95%        1.18%       4.32%         3.42%
Prudential Stock Index Portfolio               10/87        -14.51%        5.36%       7.04%         9.86%
Prudential Value Portfolio                     02/88         -4.77%        6.01%       7.54%         7.83%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -21.09%         N/A         N/A        -21.68%
SP AIM Aggressive Growth Portfolio             09/00        -26.70%         N/A         N/A        -31.28%
SP AIM Core Equity Portfolio                   09/00        -24.89%         N/A         N/A        -31.26%
SP Alliance Large Cap Growth Portfolio         09/00        -16.88%         N/A         N/A        -24.45%
SP Alliance Technology Portfolio               09/00        -27.21%         N/A         N/A        -37.86%
SP Balanced Asset Allocation Portfolio         09/00         -9.54%         N/A         N/A         -8.93%
SP Conservative Asset Allocation Portfolio     09/00         -3.00%         N/A         N/A         -2.83%
SP Davis Value Portfolio                       09/00        -12.96%         N/A         N/A        -10.16%
SP Deutsche International Equity Portfolio     09/00        -24.29%         N/A         N/A        -23.84%
SP Growth Asset Allocation Portfolio           09/00        -15.46%         N/A         N/A        -15.60%
SP INVESCO Small Company Growth Portfolio      09/00        -19.52%         N/A         N/A        -27.54%
SP Jennison International Growth Portfolio     09/00        -38.50%         N/A         N/A        -40.69%
SP Large Cap Value Portfolio                   09/00        -11.20%         N/A         N/A         -6.52%
SP MFS Capital Opportunities Portfolio         09/00        -25.47%         N/A         N/A        -26.80%
SP MFS Mid-Cap Growth Portfolio                09/00        -23.18%         N/A         N/A        -21.08%
SP PIMCO High Yield Portfolio                  09/00          1.12%         N/A         N/A          1.26%
SP PIMCO Total Return Portfolio                09/00          2.15%         N/A         N/A          4.63%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -20.11%         N/A         N/A        -27.90%
SP Small/Mid Cap Value Portfolio               09/00          0.28%         N/A         N/A          5.01%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -17.70%         N/A         N/A        -29.26%
Evergreen VA Blue Chip Fund                    04/00        -18.96%         N/A         N/A        -18.29%
Evergreen VA Capital Growth Fund               03/98        -16.95%         N/A         N/A         -2.18%
Evergreen VA Foundation Fund                   03/96        -11.12%      -21.20%        N/A        -17.53%
Evergreen VA Global Leaders Fund               03/97        -15.85%         N/A         N/A         -4.44%
Evergreen VA Growth Fund                       03/98        -26.20%         N/A         N/A         -6.11%
Evergreen VA Masters Fund                      01/99        -18.42%         N/A         N/A         -6.61%
Evergreen VA Omega Fund                        03/97        -17.19%         N/A         N/A          2.61%
Evergreen VA Small Cap Value Fund              05/98          9.73%         N/A         N/A         -5.11%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -27.06%        3.83%        N/A          4.98%

     Table 3 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.



                                    TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2001   12/31/2001   12/31/2001   12/31/2001
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -20.57%       37.33%         N/A        47.81%
Prudential Equity Portfolio                    06/83        -13.67%       10.82%       88.50%      270.25%
Prudential Global Portfolio                    09/88        -19.95%        6.03%       52.65%       56.40%
Prudential Stock Index Portfolio               10/87        -14.51%       29.81%       97.43%      279.99%
Prudential Value Portfolio                     02/88         -4.77%       33.90%      106.95%      184.49%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -21.09%         N/A          N/A       -26.74%
SP AIM Aggressive Growth Portfolio             09/00        -26.70%         N/A          N/A       -37.97%
SP AIM Core Equity Portfolio                   09/00        -24.89%         N/A          N/A       -37.94%
SP Alliance Large Cap Growth Portfolio         09/00        -16.88%         N/A          N/A       -30.02%
SP Alliance Technology Portfolio               09/00        -27.21%         N/A          N/A       -45.43%
SP Balanced Asset Allocation Portfolio         09/00         -9.54%         N/A          N/A       -11.22%
SP Conservative Asset Allocation Portfolio     09/00         -3.00%         N/A          N/A        -3.58%
SP Davis Value Portfolio                       09/00        -12.96%         N/A          N/A       -12.75%
SP Deutsche International Equity Portfolio     09/00        -24.29%         N/A          N/A       -29.30%
SP Growth Asset Allocation Portfolio           09/00        -15.46%         N/A          N/A       -19.42%
SP INVESCO Small Company Growth Portfolio      09/00        -19.52%         N/A          N/A       -33.65%
SP Jennison International Growth Portfolio     09/00        -38.50%         N/A          N/A       -48.57%
SP Large Cap Value Portfolio                   09/00        -11.20%         N/A          N/A        -8.22%
SP MFS Capital Opportunities Portfolio         09/00        -25.47%         N/A          N/A       -32.77%
SP MFS Mid-Cap Growth Portfolio                09/00        -23.18%         N/A          N/A       -26.02%
SP PIMCO High Yield Portfolio                  09/00          1.12%         N/A          N/A         1.61%
SP PIMCO Total Return Portfolio                09/00          2.15%         N/A          N/A         5.93%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -20.11%         N/A          N/A       -34.06%
SP Small/Mid Cap Value Portfolio               09/00          0.28%         N/A          N/A         6.42%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -17.70%         N/A          N/A       -35.64%
Evergreen VA Blue Chip Fund                    04/00        -18.96%         N/A          N/A        -8.13%
Evergreen VA Capital Growth Fund               03/98        -18.96%         N/A          N/A        -8.13%
Evergreen VA Foundation Fund                   03/96        -11.12%      -69.72%         N/A       -67.61%
Evergreen VA Global Leaders Fund               03/97        -15.85%         N/A          N/A       -20.00%
Evergreen VA Growth Fund                       03/98        -26.20%         N/A          N/A       -21.48%
Evergreen VA Masters Fund                      01/99        -18.42%         N/A          N/A       -18.58%
Evergreen VA Omega Fund                        03/97        -17.19%         N/A          N/A        12.44%
Evergreen VA Small Cap Value Fund              05/98          9.73%         N/A          N/A       -18.17%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -27.06%       20.70%         N/A        34.54%


MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.


     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2001 were 0.50% and 0.50%, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were 0.20% and 0.20%, assuming election of both (a) guaranteed minimum death benefit option greater of roll-up and step up (1.70% annually), (b) the guaranteed minimum income benefit (0.25% annually), and (c) the earnings appreciator benefit (0.15% annually).

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not necessarily an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts, hypothetical pay-in illustrations, and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

     We list below certain limitations and restrictions of the Strategic Partners Annuity One and Strategic Partners Plus contract imposed by state law. If your contract was issued in one of the states listed below, consult your contract for additional details.

          - The transfer fee will never exceed $10 for contracts issued in Florida and Texas.

          - Although we do not have the right to refuse subsequent purchase payments for contracts issued in Maryland, New Jersey, Oregon, Pennsylvania, or Texas, we do impose a maximum annual purchase payment limit of $2 million and a maximum aggregate purchase payment limit of $7 million.

          - For contracts issued in Pennsylvania, state law prevents us from waiving withdrawal charges because of terminal illness.

          - When you enter the income phase of a contract issued in Maryland, Oregon or Washington:

             - if you select Income Option 1 -- Annuity Payments For A Fixed
               Period, the minimum period you can elect is 5 years; and


             - Option 3 -- Interest Payment Option is not available.



          - The "roll-up" value guaranteed minimum death benefit option is not available for contracts issued in Washington State.


          - We will calculate and deduct the charge for the guaranteed minimum income benefit based solely on the portion of the contract value you have allocated to the variable investment options, for contracts issued in Washington State.

                             DIRECTORS AND OFFICERS

     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

     VIVIAN L. BANTA, President, Chairman, and Director -- Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999: Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.


     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.


     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

     DAVID R. ODENATH, JR., Director -- President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS


     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.



     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.


     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.

     ANDREW J. MAKO, Executive Vice President -- Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.


     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.


     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Associate Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

     Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                           FINANCIAL STATEMENTS OF THE
                        STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2001


                                                                                 SUBACCOUNTS
                                             --------------------------------------------------------------------------------------


                                                                                                         Prudential
                                                                                                         SP Alliance
                                              Prudential      Prudential    Prudential     Prudential     Large Cap   Prudential SP
                                             Money Market    Stock Index      Global        Jennison       Growth      Davis Value
                                               Portfolio      Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
                                             ------------    -----------    ----------     -----------   -----------  -------------
ASSETS
  Investment in The Prudential Series Fund,
    Inc. Portfolios, and non-Prudential
    administered funds, at net asset value
    [Note 3] ................................  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ------------   ------------   ------------   ------------  -----------    -----------
  Net Assets ................................  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ============   ============   ============   ============  ===========    ===========
NET ASSETS, representing:
  Accumulation units [Note 8] ...............  $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ------------   ------------   ------------   ------------  -----------    -----------
                                               $512,808,906   $753,371,558   $139,007,450   $891,191,510  $17,130,773    $59,052,449
                                               ============   ============   ============   ============  ===========    ===========
Units Outstanding ...........................   424,217,942    450,066,850     98,905,458    519,479,818   23,035,652     65,732,510
                                               ============   ============   ============   ============  ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A1

                                                            SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Prudential
                Prudential                                                                                                  SP
                SP INVESCO                                Janus Aspen                                                    Strategic
Prudential SP     Small      Prudential SP  Prudential      Growth       Prudential    Prudential SP   Prudential SP      Partners
Small/Mid Cap    Company      PIMCO Total    SP PIMCO     Portfolio -   SP Large Cap     AIM Growth     MFS Capital       Focused
    Value         Growth         Return     High Yield      Service         Value        and Income    Opportunities       Growth
  Portfolio     Portfolio      Portfolio     Portfolio      Shares        Portfolio      Portfolio       Portfolio       Portfolio
--------------  -----------  -------------  -----------   ------------  -------------  -------------   -------------     -----------




  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  -----------   -----------    -----------  -----------    -----------    -----------    -----------     -----------    -----------
  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========

  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  -----------   -----------    -----------  -----------    -----------    -----------    -----------     -----------    -----------
  $31,114,057   $ 7,639,520    $97,601,521  $27,526,818    $ 9,681,784    $20,345,513    $10,080,697     $ 7,563,670    $ 7,466,705
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========
   28,976,676    10,453,645     90,215,414   26,697,711     15,055,260     21,807,984     15,144,053      10,537,078     10,903,246
  ===========   ===========    ===========  ===========    ===========    ===========    ===========     ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                                 SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------
                                                             SP
                                                          Prudential     Prudential                   Prudential SP    Prudential SP
                                          Prudential SP      U.S.          SP AIM       Prudential    Conservative       Balanced
                                           MFS Mid-Cap     Emerging      Aggressive    SP Alliance        Asset           Asset
                                            Growth         Growth         Growth       Technology      Allocation       Allocation
                                           Portfolio       Portfolio      Portfolio     Portfolio       Portfolio       Portfolio
                                          -----------    -----------     ----------    ----------      -----------     -----------
ASSETS
  Investment in The Prudential
    Series Fund, Inc. Portfolios,
    and non-Prudential administered
    funds, at net asset value
    [Note 3] .........................    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          -----------    -----------     ----------    ----------      -----------     -----------
  Net Assets .........................    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          ===========    ===========     ==========    ==========      ===========     ===========

NET ASSETS, representing:
  Accumulation units [Note 8] ........    $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          -----------    -----------     ----------    ----------      -----------     -----------
                                          $14,631,334    $17,947,487     $5,143,057    $7,119,157      $47,030,568     $65,531,415
                                          ===========    ===========     ==========    ==========      ===========     ===========
Units Outstanding ....................     18,905,462     24,615,931      7,676,412    11,943,564       47,726,080      70,953,466
                                          ===========    ===========     ==========    ==========      ===========     ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A3

                                                 SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                 Prudential
  Prudential         SP
  SP Growth     Aggressive     Prudential SP     Prudential SP                   Evergreen                   Evergreen
    Asset      Growth Asset       Jennison          Deutsche       Evergreen        EVG        Evergreen     EVG Small
 Allocation     Allocation     International     International    EVG Capital    Foundation    EVG Omega     Cap Value
  Portfolio      Portfolio    Growth Portfolio  Equity Portfolio  Growth Fund       Fund          Fund          Fund
-----------     ----------    ----------------  ----------------  -----------    ----------    ---------     ---------





$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
-----------     ----------       -----------       -----------        ------       -------        ------        ------
$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
===========     ==========       ===========       ===========        ======       =======        ======        ======


$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
-----------     ----------       -----------       -----------        ------       -------        ------        ------
$45,991,603     $7,366,542       $10,335,989       $13,425,718        $6,983       $18,412        $3,518        $3,880
===========     ==========       ===========       ===========        ======       =======        ======        ======
 54,257,452      9,468,671        17,864,433        18,003,649         7,690        19,363         3,859         3,551
===========     ==========       ===========       ===========        ======       =======        ======        ======


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24


                                                           A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF OPERATIONS
For the year ended December 31, 2001

                                                                                      SUBACCOUNTS
                                        ------------------------------------------------------------------------------------------

                                                                                                         Prudential
                                         Prudential    Prudential                                        SP Alliance    Prudential
                                           Money         Stock          Prudential       Prudential       Large Cap       SP Davis
                                           Market        Index            Global          Jennison         Growth         Value
                                         Portfolio     Portfolio         Portfolio        Portfolio       Portfolio      Portfolio
                                        -----------   -------------     ------------    -------------    -----------    -----------
INVESTMENT INCOME
  Dividend Income ....................  $17,206,278   $   8,158,957     $    535,381    $   1,648,322    $     2,747    $   190,555
                                        -----------   -------------     ------------    -------------    -----------    -----------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and
    expense risk and for
    administration [Notes 4A].........    6,246,998      11,506,989        2,145,259       13,829,866        155,323        472,096
                                        -----------   -------------     ------------    -------------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .........   10,959,280      (3,348,032)      (1,609,878)     (12,181,544)      (152,576)      (281,541)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions
    received .........................            0      44,581,212       35,164,353        9,899,564              0              0
  Realized gain (loss) on shares
    redeemed .........................            0      (3,903,256)      (6,096,526)     (42,496,959)      (103,268)       (82,806)
  Net change in unrealized gain
    (loss) on investments ............            0    (164,509,678)     (60,914,372)    (192,515,264)      (873,610)    (1,510,830)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS .......            0    (123,831,722)     (31,846,545)    (225,112,659)      (976,878)    (1,593,636)
                                        -----------   -------------     ------------    -------------    -----------    -----------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................  $10,959,280   $(127,179,754)    $(33,456,423)   $(237,294,203)   $(1,129,454)   $(1,875,177)
                                        ===========   =============     ============    =============    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A5

                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
               Prudential
               SP INVESCO                                Janus Aspen                    Prudential                       Prudential
 Prudential       Small      Prudential     Prudential     Growth         Prudential      SP AIM       Prudential SP   SP Strategic
SP Small/Mid     Company      SP PIMCO       SP PIMCO     Portfolio -      SP Large     Growth and      MFS Capital       Focused
 Cap Value       Growth     Total Return    High Yield     Service         Cap Value      Income       Opportunities      Growth
 Portfolio      Portfolio     Portfolio     Portfolio       Shares         Portfolio     Portfolio       Portfolio       Portfolio
 ---------      ---------    ----------     ---------     -----------      ---------     ----------     -----------      ---------

  $159,220       $      0    $1,411,659     $ 960,572     $         0      $ 113,430     $         0    $     8,426      $   1,171
  --------       --------    ----------     ---------     -----------      ---------     -----------    -----------      ---------






   201,224         60,032       542,096       187,265          97,048        130,031          93,035         68,579         72,478
  --------       --------    ----------      --------     -----------      ---------     -----------    -----------      ---------
   (42,004)       (60,032)      869,563       773,307         (97,048)       (16,601)        (93,035)       (60,153)       (71,307)
  --------       --------    ----------      --------     -----------      ---------     -----------    -----------      ---------




         0              0     1,776,487             0          12,556              0               0              0              0
   (20,716)       (42,472)       28,707       (13,258)       (202,623)       (27,551)       (139,324)      (133,029)       (81,824)

   955,110           6,693   (1,258,248)     (457,589)     (1,460,979)      (364,921)       (912,525)      (860,253)      (551,782)
  --------       --------    ----------     ---------     -----------      ---------     -----------    -----------      ---------


   934,394        (35,779)      546,946     (470,847)      (1,651,046)      (392,472)     (1,051,849)      (993,282)      (633,606)
  --------       --------    ----------     --------      -----------      ---------     -----------    -----------      ---------



  $892,390       $(95,811)   $1,416,509     $ 302,460     $(1,748,094)     $(409,073)    $(1,144,884)   $(1,053,435)     $(704,913)
  ========       ========    ==========     =========     ===========      =========     ===========    ===========      =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2001


                                                                            SUBACCOUNTS
                                        ----------------------------------------------------------------------------------------

                                                                      Prudential SP                 Prudential SP   Prudential SP
                                        Prudential SP  SP Prudential       AIM       Prudential SP   Conservative     Balanced
                                         MFS Mid-Cap   U.S. Emerging    Aggressive     Alliance         Asset          Asset
                                           Growth          Growth         Growth      Technology      Allocation     Allocation
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                         -----------   -----------    -----------    -----------     -----------    -----------
INVESTMENT INCOME
  Dividend Income ....................   $     5,125    $         0    $         0    $         0     $   600,382    $   786,767
                                         -----------    -----------    -----------    -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
    assuming mortality risk and
    expense risk and for
    administration [Notes 4A] ........       119,527        139,336         50,573         83,019         264,792        374,758
                                         -----------    -----------    -----------    -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .........      (114,402)      (139,336)       (50,573)       (83,019)        335,590        412,009
                                         -----------    -----------    -----------    -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received        24,781              0              0              0          48,721        140,191
  Realized gain (loss) on shares
    redeemed .........................      (181,133)      (168,337)      (193,750)      (376,109)        (33,429)      (332,240)
  Net change in unrealized gain
    (loss) on investments ............      (954,500)      (736,352)      (510,831)    (1,038,226)        180,813       (447,506)
                                         -----------    -----------    -----------    -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS .......    (1,110,852)      (904,689)      (704,581)    (1,414,335)        196,105       (639,555)
                                         -----------    -----------    -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .........................   $(1,225,254)   $(1,044,025)   $  (755,154)   $(1,497,354)    $   531,695    $  (227,546)
                                         ===========    ===========    ===========    ===========     ===========    ===========

*  Became available on May 7, 2001

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A7

                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                 Prudential
                     SP
Prudential SP    Aggressive      Prudential SP       Prudential SP                    Evergreen                     Evergreen
Growth Asset   Growth Asset       Jennison            Deutsche        Evergreen         EVG                        EVG Small
 Allocation     Allocation      International       International     EVG Capital    Foundation    Evergreen EVG    Cap Value
  Portfolio     Portfolio      Growth Portfolio    Equity Portfolio   Growth Fund*      Fund*       Omega Fund*       Fund*
-----------    -----------     ----------------    ----------------   ------------    -----------    -----------   -----------

 $   352,731    $    15,851      $    20,361          $    50,306     $         0    $       409    $         0    $         7
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------





     320,224         64,077           90,696              116,851              15             25              7              8
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------
      32,507        (48,226)         (70,335)             (66,545)            (15)           384             (7)            (1)
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------



      51,612         18,318                0                    0               0              0              0            268

    (354,329)      (193,418)        (107,715)             (68,403)              1              0              0              0

    (981,902)      (397,301)      (1,825,184)          (1,334,706)            284           (388)           168            255
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------

  (1,284,619)      (572,401)      (1,932,899)          (1,403,109)            285           (388)           168            523
 -----------    -----------      -----------          -----------     -----------    -----------    -----------    -----------


 $(1,252,112)   $  (620,627)     $(2,003,234)         $(1,469,654)    $       270    $        (4)   $       161    $       522
 ===========    ===========      ===========          ===========     ===========    ===========    ===========    ===========

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000

                                                                               SUBACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                              Prudential Money Market       Prudential Stock Index          Prudential Global
                                                     Portfolio                     Portfolio                    Portfolio
                                          ----------------------------  ----------------------------     -------------------------
                                           01/01/2001     01/01/2000      01/01/2001     01/01/2000      01/01/2001     01/01/2000
                                              To             To              To             To              To             To
                                           12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000
                                          -------------  -------------  -------------  --------------  -------------  -------------
OPERATIONS
  Net Investment income (loss) .......... $  10,959,280  $  15,719,064  $  (3,348,032) $   (5,459,129) $  (1,609,878) $  (1,282,134)
  Capital gains distributions received ..             0              0     44,581,212      33,661,025     35,164,353     12,520,651
  Realized gain (loss) on shares redeemed             0              0     (3,903,256)      8,048,034     (6,096,526)       905,613
  Net change in unrealized gain (loss) on
    investments .........................             0              0   (164,509,678)   (145,213,836)   (60,914,372)   (53,353,907)
                                          -------------  -------------  -------------  --------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS .......................    10,959,280     15,719,064   (127,179,754)  (108,963,906)    (33,456,423)   (41,209,777)
                                          -------------  -------------  -------------  --------------  -------------  -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ...........   118,635,969    153,660,542     35,045,210     131,333,236      9,954,982     40,549,457
  Surrenders, Withdrawals, and Death
    Benefits ............................  (100,999,963)   (68,041,918)   (83,585,504)    (82,327,308)   (15,060,788)   (15,414,346)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ...   136,630,101   (163,097,020)   (31,506,086)      3,794,081     (1,727,413)    22,501,379
  Withdrawal Charge .....................      (103,527)       (70,786)      (327,780)       (272,920)       (53,822)       (39,650)
                                          -------------  -------------  -------------  --------------  -------------  -------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ..........................   154,162,580    (77,549,182)   (80,374,160)     52,527,089     (6,887,041)    47,596,840
                                          -------------  -------------  -------------  --------------  -------------  -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS .........................   165,121,860    (61,830,118)  (207,553,914)    (56,436,817)   (40,343,464)     6,387,063

NET ASSETS
  Beginning of period ...................   347,687,046    409,517,164    960,925,472   1,017,362,289    179,350,914    172,963,851
                                          -------------  -------------  -------------  --------------  -------------  -------------
  End of period ......................... $ 512,808,906  $ 347,687,046  $ 753,371,558  $  960,925,472  $ 139,007,450  $ 179,350,914
                                          =============  =============  =============  ==============  =============  =============

*  Date subaccount became available

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A9

                             SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                                         Prudential SP Alliance           Prudential SP Davis             Prudential SP Small/
        Prudential Jennison                 Large Cap Growth                     Value                        Mid Cap Value
             Portfolio                         Portfolio                       Portfolio                        Portfolio
---------------------------------     ---------------------------     ---------------------------     ----------------------------
  01/01/2001         01/01/2000       01/01/2001      09/22/2000*     01/01/2001      09/22/2000*     01/01/2001      09/22/2000*
     To                 To               To               To             To              To              To              To
  12/31/2001         12/31/2000       12/31/2001      12/31/2000      12/31/2001      12/31/2000      12/31/2001      12/31/2000
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------

$  (12,181,544)    $  (18,432,103)    $  (152,576)    $    (4,734)    $  (281,541)    $    (1,442)    $   (42,004)    $     (3,411)
     9,899,564        173,873,542               0               0               0               0               0                0
   (42,496,959)         3,806,662        (103,268)         (5,481)        (82,806)         (2,090)        (20,716)           1,100

  (192,515,264)      (443,618,818)       (873,610)       (184,905)     (1,510,830)        278,601         955,110          175,699
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------



  (237,294,203)      (284,370,717)     (1,129,454)       (195,120)     (1,875,177)        275,069         892,390         173,388
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------


    50,331,662        257,625,433      11,426,655       3,592,772      39,356,512       7,522,563      17,730,417        2,046,683

   (95,408,338)      (101,933,349)       (263,377)           (975)       (796,706)         (2,850)       (534,624)          (1,272)

   (47,395,710)       134,823,793       3,177,029         524,539      13,863,579         714,747      10,558,705          250,420
      (421,632)          (343,698)         (1,296)              0          (5,288)              0          (2,050)               0
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------




   (92,894,018)       290,172,179      14,339,011       4,116,336      52,418,097       8,234,460      27,752,448        2,295,831
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------


  (330,188,221)         5,801,462      13,209,557       3,921,216      50,542,920       8,509,529      28,644,838        2,469,219


 1,221,379,731      1,215,578,269       3,921,216               0       8,509,529               0       2,469,219                0
--------------     --------------     -----------     -----------     -----------     -----------     -----------     ------------
$  891,191,510     $1,221,379,731     $17,130,773     $ 3,921,216     $59,052,449     $ 8,509,529     $31,114,057     $  2,469,219
==============     ==============     ===========     ===========     ===========     ===========     ===========     ============

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000


                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                        Prudential                  Prudential                  Prudential
                                                     SP INVESCO Small                SP PIMCO                    SP PIMCO
                                                     Company Growth                Total Return                 High Yield
                                                        Portfolio                   Portfolio                    Portfolio
                                                ------------------------    -------------------------    -------------------------
                                                01/01/2001    09/22/2000*   01/01/2001     09/22/2000*   01/01/2001     09/22/2000*
                                                    To           To            To             To             To            To
                                                12/31/2001    12/31/2000    12/31/2001     12/31/2000    12/31/2001     12/31/2000
                                                ----------    ----------    -----------    ----------    -----------    ----------
OPERATIONS
  Net Investment income (loss) .............    $  (60,032)   $   (2,167)   $   869,563    $   23,267    $   773,307    $   20,051
  Capital gains distributions received .....             0             0      1,776,487         3,072              0         1,895
  Realized gain (loss) on shares redeemed ..       (42,472)       (2,807)        28,707         2,095        (13,258)         (350)
  Net change in unrealized gain (loss) on
    investments ............................         6,693       (48,891)    (1,258,248)       46,734       (457,589)        3,418
                                                ----------    ----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................       (95,811)      (53,865)     1,416,509        75,168        302,460        25,014
                                                ----------    ----------    -----------    ----------    -----------    ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     4,484,659     1,131,181     57,319,034     2,976,672     20,185,228     1,298,462
  Surrenders, Withdrawals, and Death
    Benefits ...............................      (125,365)          (54)    (1,504,939)       (2,673)      (338,295)       (1,888)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     2,105,894       194,014     36,977,910       346,621      5,831,440       225,629
  Withdrawal Charge ........................        (1,133)            0         (2,781)            0         (1,232)            0
                                                ----------    ----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     6,464,055     1,325,141     92,789,224     3,320,620     25,677,141     1,522,203
                                                ----------    ----------    -----------    ----------    -----------    ----------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................     6,368,244     1,271,276     94,205,733     3,395,788     25,979,601     1,547,217

NET ASSETS
  Beginning of period ......................     1,271,276             0      3,395,788             0      1,547,217             0
                                                ----------    ----------    -----------    ----------    -----------    ----------
  End of period ............................    $7,639,520    $1,271,276    $97,601,521    $3,395,788    $27,526,818    $1,547,217
                                                ==========    ==========    ===========    ==========    ===========    ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A11

                                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
        Janus Aspen                    Prudential                     Prudential                     Prudential
          Growth                        SP Large                     SP AIM Growth                  SP MFS Capital
     Portfolio - Service                Cap Value                      And Income                   Opportunities
          Shares                        Portfolio                      Portfolio                      Portfolio
--------------------------     --------------------------     --------------------------     ---------------------------
 01/01/2001     09/22/2000*    01/01/2001      09/22/2000*    01/01/2001      09/22/2000*    01/01/2001       09/22/2000*
    To             To             To              To             To              To             To               To
 12/31/2001     12/31/2000     12/31/2001      12/31/2000     12/31/2001      12/31/2000     12/31/2001       12/31/2000
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


$   (97,048)    $   (6,779)    $   (16,601)    $    2,146     $   (93,035)    $   (2,382)    $   (60,153)        $(1,517)
     12,556              0               0              0               0              0               0               0
   (202,623)        (3,834)        (27,551)           240        (139,324)       (10,172)       (133,029)         (5,366)

 (1,460,979)      (301,277)       (364,921)        44,003        (912,525)       (97,386)       (860,253)        (28,678)
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------



 (1,748,094)      (311,890)       (409,073)        46,389      (1,144,884)      (109,940)     (1,053,435)        (35,561)
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


  6,092,792      3,123,487      13,071,369      1,030,119       6,712,844      2,137,436       4,464,581       1,832,680

   (189,814)        (4,412)       (222,009)          (305)       (220,223)          (795)       (121,195)         (1,486)

  2,390,020        330,925       6,650,247        179,578       2,528,985        177,930       2,309,488         169,547
    (1,230)              0            (802)             0           (656)              0            (949)              0
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------




  8,291,768      3,450,000      19,498,805      1,209,392       9,020,950      2,314,571       6,651,925       2,000,741
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------


  6,543,674      3,138,110      19,089,732      1,255,781       7,876,066      2,204,631       5,598,490       1,965,180


  3,138,110              0       1,255,781              0       2,204,631              0       1,965,180               0
-----------     ----------     -----------     ----------     -----------     ----------     -----------      ----------
$ 9,681,784     $3,138,110     $20,345,513     $1,255,781     $10,080,697     $2,204,631     $ 7,563,670      $1,965,180
===========     ==========     ===========     ==========     ===========     ==========     ===========      ==========

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                                           A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000

                                                                                   SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                        Prudential                  Prudential                  SP Prudential
                                                   SP Strategic Partners           SP MFS Mid-Cap               U.S. Emerging
                                                      Focused Growth                   Growth                      Growth
                                                        Portfolio                     Portfolio                   Portfolio
                                                -------------------------     ------------------------     ------------------------
                                                01/01/2001     09/22/2000*    01/01/2001    09/22/2000*    01/01/2001    09/22/2000*
                                                   To             To             To            To             To            To
                                                12/31/2001     12/31/2000     12/31/2001    12/31/2000     12/31/2001    12/31/2000
                                                ----------     ----------     -----------   ----------     -----------   ----------
OPERATIONS
  Net Investment income (loss) .............    $  (71,307)    $   (3,408)    $  (114,402)  $     (729)    $  (139,336)  $   (3,469)
  Capital gains distributions received .....             0              0          24,781       18,931               0            0
  Realized gain (loss) on shares redeemed ..       (81,824)        (1,929)       (181,133)      (1,503)       (168,337)      (9,835)
  Net change in unrealized gain (loss) on
    investments ............................      (551,782)      (175,277)       (954,500)    (109,015)       (736,352)    (195,783)
                                                ----------     ----------     -----------   ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................      (704,913)      (180,614)     (1,225,254)     (91,866)     (1,044,025)    (209,087)
                                                ----------     ----------     -----------   ----------     -----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     4,416,395      1,966,628       8,348,070    3,063,092      11,575,570    3,312,237
  Surrenders, Withdrawals, and Death
    Benefits ...............................       (86,803)          (305)       (212,011)        (507)       (285,588)        (841)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     1,965,280         92,602       4,553,438      197,281       4,365,748      235,506
  Withdrawal Charge ........................        (1,565)             0            (909)           0          (2,033)           0
                                                ----------     ----------     -----------   ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     6,293,307      2,058,925      12,688,588    3,259,866      15,653,697    3,546,902
                                                ----------     ----------     -----------   ----------     -----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................     5,588,394      1,878,311      11,463,334    3,168,000      14,609,672    3,337,815

NET ASSETS
  Beginning of period ......................     1,878,311              0       3,168,000            0       3,337,815            0
                                                ----------     ----------     -----------   ----------     -----------   ----------
  End of period ............................    $7,466,705     $1,878,311     $14,631,334   $3,168,000     $17,947,487   $3,337,815
                                                ==========     ==========     ===========   ==========     ===========   ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A13

                                              SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
        Prudential                    Prudential                      Prudential                    Prudential
          SP AIM                      SP Alliance                   SP Conservative                 SP Balanced
     Aggressive Growth                Technology                   Asset Allocation              Asset Allocation
         Portfolio                     Portfolio                      Portfolio                      Portfolio
-------------------------     --------------------------      -------------------------      -------------------------
01/01/2001     09/22/2000*     01/01/2001     09/22/2000*     01/01/2001     09/22/2000*     01/01/2001     09/22/2000*
   To             To              To             To              To             To              To             To
12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000      12/31/2001     12/31/2000
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------
$  (50,573)    $   (3,608)    $   (83,019)    $   (4,975)     $   335,590    $   11,498      $   412,009    $   10,131
         0              0               0              0           48,721             7          140,191             0
  (193,750)        (1,866)       (376,109)        (2,381)         (33,429)          118         (332,240)       (1,853)

  (510,831)      (110,592)     (1,038,226)      (506,791)         180,813        29,149         (447,506)       45,017
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------



  (755,154)      (116,066)     (1,497,354)      (514,147)         531,695        40,772         (227,546)       53,295
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------


 3,396,039      1,716,517       3,261,072      3,819,183       27,823,674     1,536,658       37,097,290     3,267,667

   (92,455)        (3,652)       (126,087)        (1,376)      (1,241,794)       (1,424)        (966,628)      (22,533)

   854,516        143,926       1,296,327        882,278       18,125,329       217,094       26,033,695       298,147
      (614)             0            (739)             0           (1,436)            0           (1,972)            0
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------




 4,157,486      1,856,791       4,430,573      4,700,085       44,705,773     1,752,328       62,162,385     3,543,281
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------


 3,402,332      1,740,725       2,933,219      4,185,938       45,237,468     1,793,100       61,934,839     3,596,576


 1,740,725              0       4,185,938              0        1,793,100             0        3,596,576             0
----------     ----------     -----------     ----------      -----------    ----------      -----------    ----------
$5,143,057     $1,740,725     $ 7,119,157     $4,185,938      $47,030,568    $1,793,100      $65,531,415    $3,596,576
==========     ==========     ===========     ==========      ===========    ==========      ===========    ==========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A14

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31, 2001 and
2000


                                                                                      SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                        Prudential                    Prudential                   Prudential
                                                        SP Growth               SP Aggressive Growth               SP Jennison
                                                    Asset Allocation              Asset Allocation            International Growth
                                                        Portfolio                     Portfolio                     Portfolio
                                                -------------------------     ------------------------     ------------------------
                                                01/01/2001     09/22/2000*    01/01/2001    09/22/2000*    01/01/2001    09/22/2000*
                                                   To             To             To            To             To            To
                                                12/31/2001     12/31/2000     12/31/2001    12/31/2000     12/31/2001    12/31/2000
                                                -----------    ----------     ----------    ----------     -----------   ----------
OPERATIONS
  Net Investment income (loss) .............    $    32,507    $    2,887     $  (48,226)   $   (3,050)    $   (70,335)  $   (4,533)
  Capital gains distributions received .....         51,612             0         18,318             0               0            0
  Realized gain (loss) on shares redeemed ..       (354,329)       (4,166)      (193,418)       (1,939)       (107,715)      (6,432)
  Net change in unrealized gain (loss) on
    investments ............................       (981,902)       24,145       (397,301)      (14,004)     (1,825,184)     (82,421)
                                                -----------    ----------     ----------    ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ..........................     (1,252,112)       22,866       (620,627)      (18,993)     (2,003,234)     (93,386)
                                                -----------    ----------     ----------    ----------     -----------   ----------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     26,195,438     2,931,051      3,708,328     1,674,488       7,465,582    2,330,433
  Surrenders, Withdrawals, and Death
    Benefits ...............................       (493,931)         (206)       (89,570)       (2,000)       (169,013)      (3,562)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options ......     17,733,286       859,280      2,409,356       306,465       2,658,653      151,427
  Withdrawal Charge ........................         (4,069)            0           (905)            0            (911)           0
                                                -----------    ----------     ----------    ----------     -----------   ----------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS .............................     43,430,724     3,790,125      6,027,209     1,978,953       9,954,311    2,478,298
                                                -----------    ----------     ----------    ----------     -----------   ----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................     42,178,612     3,812,991      5,406,582     1,959,960       7,951,077    2,384,912

NET ASSETS
  Beginning of period ......................      3,812,991             0      1,959,960             0       2,384,912            0
                                                -----------    ----------     ----------    ----------     -----------   ----------
  End of period ............................    $45,991,603    $3,812,991     $7,366,542    $1,959,960     $10,335,989   $2,384,912
                                                ===========    ==========     ==========    ==========     ===========   ==========

* Date subaccount became available

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                       A15

                                 SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------
        Prudential                                  Evergreen                         Evergreen
       SP Deutsche                Evergreen            EVG           Evergreen        EVG Small
  International Equity           EVG Capital       Foundation        EVG Omega        Cap Value
        Portfolio                Growth Fund          Fund             Fund             Fund
--------------------------        ----------       ----------       ----------       ----------
 01/01/2001     09/22/2000*       05/07/2001*      05/07/2001*      05/07/2001*      05/07/2001*
    To             To                To               To               To               To
 12/31/2001     12/31/2000        12/31/2001       12/31/2001       12/31/2001       12/31/2001
-----------     ----------        ----------       ----------       ----------       ----------


$   (66,545)    $   (3,525)         $  (15)          $   384          $   (7)          $   (1)
          0              0               0                 0               0              268
    (68,403)          (886)              1                 0               0                0

 (1,334,706)        47,645             284              (388)            168              255
-----------     ----------          ------           -------          ------           ------



 (1,469,654)        43,234             270                (4)            161              522
-----------     ----------          ------           -------          ------           ------


  9,729,415      1,859,775           6,713             6,749           3,357            3,358

   (270,507)          (612)              0                 0               0                0

  3,313,547        222,920               0            11,667               0                0
     (2,400)             0               0                 0               0                0
-----------     ----------          ------           -------          ------           ------




 12,770,055      2,082,083           6,713            18,416           3,357            3,358
-----------     ----------          ------           -------          ------           ------


 11,300,401      2,125,317           6,983            18,412           3,518            3,880


  2,125,317              0               0                 0               0                0
-----------     ----------          ------           -------          ------           ------
$13,425,718     $2,125,317          $6,983           $18,412          $3,518           $3,880
===========     ==========          ======           =======          ======           ======

                 SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A24

                                             A16

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2001

Note 1:  General

         Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Select, Strategic Partners Advisor, and Strategic Partners Plus (Collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Growth and Income Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP MFS Mid- Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are:
         Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

         The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         At December 31, 2001 there were no balances pertaining to the Evergreen EVG Blue Chip Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, and Evergreen EVG Masters Fund.

Note 2:  Significant Accounting Policies

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.


                                       A17

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non- Prudential administered funds and are recorded on the ex-dividend date.

Note 3: Investment Information for the Pruco Life Flexible Premium Variable Annuity Account

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                   SUBACCOUNTS
                              -----------------------------------------------------------------------
                                                                                           Prudential
                               Prudential                                                 SP Alliance
                                 Money       Prudential     Prudential     Prudential      Large Cap
                                 Market      Stock Index      Global        Jennison         Growth
                               Portfolio      Portfolio     Portfolio       Portfolio      Portfolio
                              ------------  ------------   ------------  --------------   -----------
Number of Shares (rounded)      51,280,891    23,810,732      9,091,396      47,990,927     2,343,471
Net asset value per share.    $      10.00  $      31.64   $      15.29  $        18.57   $      7.31
Cost .....................    $512,808,906  $834,951,279   $195,407,546  $1,158,416,297   $18,189,288


                                                   SUBACCOUNTS (Continued)
                              -----------------------------------------------------------------
                                                         Prudential
                                            Prudential   SP INVESCO
                              Prudential    SP Small/      Small      Prudential     Prudential
                               SP Davis      Mid Cap      Company      SP PIMCO       SP PIMCO
                                 Value        Value        Growth    Total Return    High Yield
                               Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                              -----------  -----------   ----------   -----------   -----------
Number of Shares (rounded)      6,532,351    2,738,913    1,100,795     9,121,638     2,805,996
Net asset value per share.    $      9.04  $     11.36   $     6.94  $      10.70   $      9.81
Cost .....................    $60,284,678  $29,983,248   $7,681,718  $ 98,813,035   $27,980,989


                                             SUBACCOUNTS (Continued)
                              --------------------------------------------------------------------
                                                                                       Prudential
                              Janus Aspen                Prudential                   SP Strategic
                                Growth      Prudential     SP AIM     Prudential SP     Partners
                              Portfolio-     SP Large    Growth and    MFS Capital       Focused
                                Service    Cap Value V     Income     Opportunities      Growth
                                Shares      Portfolio     Portfolio     Portfolio       Portfolio
                              -----------  -----------   -----------  -------------    -----------
Number of Shares (rounded)        489,969    2,155,245     1,548,494      1,078,983      1,109,466
Net asset value per share.    $     19.76  $      9.44   $      6.51  $        7.01   $       6.73
Cost .....................    $11,444,041  $20,666,431   $11,090,608  $   8,452,601   $  8,193,764


                                                   SUBACCOUNTS (Continued)
                              -----------------------------------------------------------------
                                                SP                                  Prudential
                                            Prudential   Prudential                     SP
                              Prudential       U.S.        SP AIM     Prudential   Conservative
                              SP MFS Mid-    Emerging    Aggressive  SP Alliance       Asset
                              Cap Growth      Growth       Growth     Technology    Allocation
                               Portfolio    Portfolio    Portfolio    Portfolio      Portfolio
                              -----------  -----------   ----------   ----------   ------------
Number of Shares (rounded)      1,920,123    2,604,860      792,459    1,246,788      4,813,774
Net asset value per share.    $      7.62  $      6.89   $     6.49  $      5.71   $       9.77
Cost .....................    $15,694,849  $18,879,622   $5,764,480  $ 8,664,174   $ 46,820,606


                                       A18

Note 3: Investment Information for the Pruco Life Flexible Premium Variable Annuity Account (Continued)


                                              SUBACCOUNTS (Continued)
                              --------------------------------------------------------------------
                                                         Prudential
                                                             SP
                              Prudential    Prudential   Aggressive  Prudential SP     Prudential
                              SP Balanced   SP Growth      Growth       Jennison      SP Deutsche
                                 Asset        Asset        Asset     International   International
                              Allocation    Allocation   Allocation      Growth          Equity
                               Portfolio    Portfolio    Portfolio     Portfolio       Portfolio
                              -----------  -----------   ----------  -------------   -------------
Number of Shares (rounded)      7,265,124    5,561,258      971,839      1,896,512       1,826,628
Net asset value per share.    $      9.02  $      8.27   $     7.58  $        5.45   $        7.35
Cost .....................    $65,933,904  $46,949,360   $7,777,847  $  12,243,594   $  14,712,779


                                          SUBACCOUNTS (Continued)
                             ---------------------------------------------------
                              Evergreen      Evergreen                Evergreen
                              EVG Capital       EVG        Evergreen  EVG Small
                              Growth Fund    Foundation    EVG Omega  Cap Value
                                                Fund         Fund        Fund
                              -----------   -----------   ----------  ----------
Number of Shares (rounded)          497          1,411          243         308
Net asset value per share.     $  14.04     $    13.05      $ 14.46    $  12.60
Cost .....................     $  6,699     $   18,800      $ 3,350    $  3,625


Note 4:  Charges and Expenses

         A. The mortality risk and expense risk charges are applied daily against the net assets of each contract. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

     These charges are:

                                                        Mortality   Adminstration
Contracts:                                                Rate:        Rate:
----------                                              ---------  -------------
Strategic Partners Annuity One
  Basic ...............................................   1.40%       0.00%
  GMDB option Roll Up or Step Up ......................   1.60%       0.00%
  GMDB option-Greater of Roll Up or Step UP............   1.70%       0.00%
Strategic Partners Plus
  Basic ...............................................   1.40%       0.00%
  Annual Step Up or 5% Roll Up ........................   1.60%       0.00%
  GMDB with Step Up and Roll Up .......................   1.70%       0.00%
Strategic Partners Select GMDB with Step Up and Roll Up   1.52%       0.00%
Strategic Partners Advisor
  Basic ...............................................   1.40%       0.00%
  GMDB with Step Up and Roll Up .......................   1.65%       0.00%
Discovery Preferred Variable Annuity ..................   1.25%       0.15%
Discovery Select Variable Annuity .....................   1.25%       0.15%
Discovery Choice
  Basic ...............................................   1.35%       0.00%
  Enhanced ............................................   1.65%       0.00%

         B. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.


                                      A19

Note 5:  Taxes

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note: 6  Unit Activity

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001 and 2000 were as follows:


                                                                   SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                        Prudential                  Prudential                  Prudential
                                       Money Market                 Stock Index                   Global
                                        Portfolio                    Portfolio                   Portfolio
                                ------------------------------  ---------------------------   ---------------------------
                                   2001            2000            2001           2000           2001            2000
                               -------------   -------------   ------------   ------------   -------------   ------------
Contract Owner Contributions:  1,006,793,912     517,020,713     66,047,252    109,879,093     204,045,389     37,143,001
Contract Owner Redemptions:     (869,800,357)   (579,941,348)  (97,114,557)   (82,987,360)   (203,052,056)   (15,286,095)

                                                           SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------------------
                                                                   Prudential
                                       Prudential              SP Alliance Large Cap           Prudential
                                        Jennison                      Growth                 SP Davis Value
                                        Portfolio                    Portfolio                 Portfolio
                                --------------------------  ---------------------------   ---------------------
                                   2001           2000          2001           2000          2001        2000
                               -----------     -----------   ------------   -----------   ----------   ---------
Contract Owner Contributions:     96,705,767   191,012,256     20,012,704     4,604,259   60,526,960   8,422,345
Contract Owner Redemptions:     (119,514,505)  (81,150,852)    (1,579,352)       (1,419)  (3,198,801)    (17,944)


                                                         SUBACCOUNTS (Continued)
                               ------------------------------------------------------------------------
                                                              Prudential
                                     Prudential               SP INVESCO              Prudential
                                  SP Small/Mid Cap       Small Company Growth    SP PIMCO Total Return
                                  Value Portfolio              Portfolio              Portfolio
                               -----------------------   ---------------------   ----------------------
                                  2001         2000        2001        2000         2001        2000
                               -----------   ---------   ---------   ---------   ----------   ---------
Contract Owner Contributions:   28,455,381   2,231,647   9,295,638   1,523,847   91,556,935   3,247,266
Contract Owner Redemptions:     (1,706,165)     (4,187)   (365,772)        (68)  (4,583,778)    (5,008)


                                                 SUBACCOUNTS (Continued)
                                -------------------------------------------------------------------
                                   Prudential               Janus Aspen                  Prudential
                                SP PIMCO High Yield       Growth Portfolio-             SP Large Cap
                                     Portfolio             Service Shares             Value Portfolio
                                -----------------------   ---------------------    --------------------
                                  2001         2000          2001        2000        2001         2000
                               -----------   ---------    -----------  ---------   ----------  ---------
Contract Owner Contributions:   26,605,241   1,526,821    12,509,131  3,785,964   21,533,144   1,225,560
Contract Owner Redemptions:     (1,431,745)     (2,606)  (1,234,486)    (5,349)    (928,315)    (22,405)


                                                 SUBACCOUNTS (Continued)
                               --------------------------------------------------------------------
                                     Prudential             Prudential              Prudential
                                       SP AIM                 SP MFS            SP Strategic Partners
                                   Growth and Income    Capital Opportunities      Focused Growth
                                     Portfolio               Portfolio               Portfolio
                                ---------------------  ---------------------   --------------------
                                  2001        2000        2001        2000       2001       2000
                               -----------  --------- -----------  ---------  ---------   ---------
Contract Owner Contributions:   14,114,644  2,680,888   9,409,682  2,156,221  9,407,390   2,372,402
Contract Owner Redemptions:     (1,598,604)   (52,875) (1,027,107)    (1,718)  (876,142)       (404)

                                       A20


                                                  SUBACCOUNTS (Continued)
                                ------------------------------------------------------------------
                                      Prudential                                   Prudential
                                       SP MFS           SP Prudential U.S.           SP AIM
                                   Mid-Cap Growth       Emerging Growth         Aggressive Growth
                                     Portfolio               Portfolio             Portfolio
                                ---------------------  ---------------------   -------------------
                                  2001        2000        2001        2000      2001       2000
                               -----------  --------- -----------  ---------  ---------  ---------
Contract Owner Contributions:   17,632,038  3,255,777  22,932,854  4,006,180  6,524,249  2,037,442
Contract Owner Redemptions:     (1,981,791)      (561) (2,313,102)   (10,001)  (880,855)    (4,424)


                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                     Prudential            Prudential                 Prudential
                                     SP Alliance          SP Conservative            SP Balanced
                                     Technology            Asset Allocation        Asset Allocation
                                     Portfolio               Portfolio              Portfolio
                                ---------------------  ---------------------   ---------------------
                                  2001        2000        2001        2000       2001        2000
                               -----------  --------- -----------  ---------  -----------  ---------
Contract Owner Contributions:    8,665,973  5,513,243  50,026,197  1,786,996   71,999,467  3,695,205
Contract Owner Redemptions:     (2,233,868)    (1,784) (4,085,644)    (1,469)  (4,717,713)   (23,493)

                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                     Prudential            Prudential              Prudential
                                     SP Growth         SP Aggressive Growth        SP Jennison
                                  Asset Allocation       Asset Allocation      International Growth
                                     Portfolio               Portfolio              Portfolio
                                ---------------------  ---------------------   ---------------------
                                  2001        2000        2001        2000       2001        2000
                               -----------  --------- -----------  ---------  -----------  ---------
Contract Owner Contributions:   54,708,405  4,008,050   8,926,235  2,111,133   23,237,813  2,822,677
Contract Owner Redemptions:     (4,458,779)      (224) (1,566,356)    (2,341)  (8,191,450)    (4,607)


                                                 SUBACCOUNTS (Continued)
                                --------------------------------------------------------------------
                                                        Evergreen    Evergreen             Evergreen
                               Prudential SP Deutsche  EVG Capital      EVG     Evergreen  EVG Small
                                International Equity      Growth    Foundation  EVG Omega  Cap Value
                                      Portfolio           Fund*        Fund*      Fund*      Fund*
                                ----------------------  ----------------------   -------------------
                                   2001        2000        2001        2001       2001       2001
                               ------------  ---------  ----------  ----------  ---------  ---------
Contract Owner Contributions:    33,853,568  2,264,283       7,682      19,345      3,855      3,546
Contract Owner Redemptions:     (18,101,612)   (12,590)         (8)        (18)        (4)        (5)

* Became available on May 7, 2001


Note 7:  Purchases and Sales of Investments

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2001 were as follows:

                                           SUBACCOUNTS
            --------------------------------------------------------------------------------
                                                                               Prudential SP
                                                                                 Alliance
              Prudential       Prudential      Prudential       Prudential       Large Cap
             Money Market     Stock Index        Global          Jennison         Growth
              Portfolio        Portfolio        Portfolio        Portfolio       Portfolio
            --------------   --------------  --------------   --------------    ------------
Purchases   $ 931,797,176    $  31,645,572    $ 163,757,791    $  42,450,718     $14,991,720
Sales....   $(783,881,595)   $(123,526,720)   $(172,790,091)   $(149,174,598)    $  (808,031)

                                        A21

                                         SUBACCOUNTS (Continued)
           ------------------------------------------------------------------------------------
                                              Prudential SP
                                                 INVESCO
                             Prudential SP        Small         Prudential SP     Prudential SP
           Prudential SP       Small/Mid         Company         PIMCO Total       PIMCO High
            Davis Value        Cap Value          Growth            Return            Yield
             Portfolio         Portfolio        Portfolio         Portfolio         Portfolio
            ------------      ------------     ------------      ------------      ------------
Purchases.  $ 53,132,807     $  28,452,403     $  6,724,115      $ 94,652,102     $  26,342,073

Sales....   $ (1,186,807)    $    (901,180)    $   (320,092)     $ (2,404,974)    $    (852,197)

                                   SUBACCOUNTS (Continued)
            -------------------------------------------------------------------------------
                                                                              Prudential SP
            Janus Aspen                                                         Strategic
               Growth       Prudential SP   Prudential SP    Prudential SP      Partners
             Portfolio-       Large Cap       AIM Growth      MFS Capital        Focused
              Service           Value         and Income     Opportunities       Growth
               Shares         Portfolio       Portfolio        Portfolio        Portfolio
            ------------     ------------    ------------    -------------     ------------
Purchases.  $  9,280,108    $  19,944,054    $  10,054,589     $  7,321,372    $   6,836,783
                                                                               $    (615,954)
Sales.....  $ (1,085,387)   $    (575,281)   $  (1,126,672)    $   (738,026)

                                      SUBACCOUNTS (Continued)
             --------------------------------------------------------------------------------
                              SP Prudential   Prudential SP                     Prudential SP
             Prudential SP        U.S.             AIM         Prudential SP    Conservative
              MFS Mid-Cap       Emerging        Aggressive        Alliance          Asset
                Growth           Growth           Growth         Technology      Allocation
               Portfolio        Portfolio       Portfolio        Portfolio        Portfolio
              ------------     ------------    ------------     ------------     ------------
Purchases.   $  13,839,914     $ 16,677,143    $  5,026,351     $  5,792,902    $  50,060,597

Sales.....   $  (1,270,853)    $ (1,162,781)   $   (919,437)    $ (1,445,349)   $  (5,619,616)


                                       SUBACCOUNTS (Continued)
             --------------------------------------------------------------------------------
             Prudential SP                    Prudential SP    Prudential SP    Prudential SP
               Balanced       Prudential SP     Aggressive        Jennison        Deutsche
                 Asset        Growth Asset     Growth Asset    International    International
              Allocation       Allocation       Allocation         Growth          Equity
               Portfolio        Portfolio       Portfolio        Portfolio        Portfolio
              ------------     ------------    ------------    -------------    -------------
Purchases.   $ 70,097,560     $ 51,507,080    $  8,598,455     $ 15,594,322    $ 27,175,500
Sales.....   $ (8,309,933)    $ (8,396,579)   $ (2,635,323)    $ (5,730,706)   $(14,522,295)

                            SUBACCOUNTS (Continued)
             --------------------------------------------------
                            Evergreen                 Evergreen
              Evergreen        EVG       Evergreen    EVG Small
             EVG Capital    Foundation   EVG Omega    Cap Value
             Growth Fund*     Fund*        Fund*        Fund*
              -----------   ----------   ---------    ---------
Purchases.   $     6,707    $   18,394    $  3,354     $   3,354
Sales.....   $        (8)   $       (3)   $     (4)    $      (3)

----------

* Became available May 7, 2001

                                      A22

Note 8:  Financial Highlights

         Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 4.

                                                 At December 31, 2001                      For the year ended December 31, 2001
                                    -----------------------------------------------------------------------------------------------
                                    Contract                          Contract
                                     Holder                            Holder      Investment
                                     Units       Unit Fair Value     Net Assets      Income     Expense Ratio**    Total Return***
                                    (000's)       Lowest-Highest      (000's)        Ratio*     Lowest-Highest     Lowest-Highest
                                    -------      ---------------     ----------    -----------  ----------------   ---------------
Prudential Money Market
  Portfolio ..................      424,218    $1.01101  $1.25820     $512,809       3.83%      1.35% to 1.70%      2.38% to 2.72%
Prudential Stock Index
  Portfolio ..................      450,067    $0.78747  $1.74431     $753,372       0.99%      1.35% to 1.70%    -13.52% to -13.21%
Prudential Global
  Portfolio ..................      98,905     $0.70961  $1.50029     $139,007       0.35%      1.35% to 1.70%    -18.99% to -18.71%
Prudential Jennison
  Portfolio ..................      519,480    $0.65525  $1.84898     $891,192       0.17%      1.35% to 1.70%    -19.61% to -19.34%
Prudential SP Alliance
  Large Cap Growth
  Portfolio ..................      23,036     $0.71633  $0.88230     $ 17,131       0.03%      1.40% to 1.70%    -15.89% to -15.64%
Prudential SP Davis
  Value Portfolio ............      65,733     $0.89127  $0.92029     $ 59,052       0.59%      1.40% to 1.70%    -11.94% to -11.69%
Prudential SP Small/Mid
  Cap Value Portfolio ........      28,977     $1.00124  $1.12776     $ 31,114       1.06%      1.35% to 1.70%      1.39% to 1.69%
Prudential SP INVESCO
  Small Company Growth
  Portfolio ..................      10,454     $0.67926  $0.92677     $  7,640       0.00%      1.40% to 1.70%    -18.56% to -18.31%
Prudential SP PIMCO
  Total Return Portfolio .....      90,215     $1.03942  $1.12247     $ 97,602       3.35%      1.35% to 1.70%      6.82% to 7.13%
Prudential SP PIMCO
  High Yield Portfolio........      26,698     $1.01231  $1.04100     $ 27,527       7.09%      1.40% to 1.70%      2.20% to 2.52%
Janus Aspen Growth
  Portfolio-Service
  Shares .....................      15,055     $0.61281  $0.78373     $  9,682       0.00%      1.40% to 1.70%    -26.15% to -25.93%
Prudential SP Large Cap
  Value Portfolio ............      21,808     $0.92241  $0.94081     $ 20,346       1.18%      1.40% to 1.70%    -10.16% to -9.89%
Prudential SP AIM
  Growth and Income
  Portfolio ..................      15,144     $0.63760  $0.84109     $ 10,081       0.00%      1.40% to 1.70%    -23.97% to -23.74%
Prudential SP MFS
  Capital Opportunities
  Portfolio ..................      10,537     $0.68787  $0.81060     $  7,564       0.18%      1.40% to 1.70%    -24.56% to -24.34%
Prudential SP Strategic
  Partners Focused
  Growth Portfolio ...........      10,903     $0.65929  $0.85719     $  7,467       0.02%      1.40% to 1.70%    -16.72% to -16.48%
Prudential SP MFS
  Mid-Cap Growth
  Portfolio ..................      18,905     $0.75655  $0.81566     $ 14,631       0.06%      1.35% to 1.70%    -22.23% to -22.01%
SP Prudential U.S.
  Emerging Growth
  Portfolio ..................      24,616     $0.67514  $0.87454     $ 17,947       0.00%      1.35% to 1.70%    -19.14% to -18.91%
Prudential SP AIM
  Aggressive Growth
  Portfolio ..................       7,676     $0.63522  $0.87500     $  5,143       0.00%      1.40% to 1.70%    -25.79% to -25.57%
Prudential SP Alliance
  Technology Portfolio .......       11,944    $0.55947  $0.81324     $  7,119       0.00%      1.35% to 1.70%    -26.31% to -26.09%
Prudential SP
  Conservative Asset
  Allocation Portfolio .......       47,726    $0.98298  $0.98804     $ 47,031       3.00%      1.40% to 1.70%     -1.93% to -1.64%
Prudential SP Balanced
  Asset Allocation
  Portfolio ..................       70,953    $0.90679  $0.94990     $ 65,531       2.78%      1.35% to 1.70%     -7.40% to -7.14%


                                       A23

                                                 At December 31, 2001                      For the year ended December 31, 2001
                                    -----------------------------------------------------------------------------------------------
                                    Contract                          Contract
                                     Holder                            Holder      Investment
                                     Units       Unit Fair Value     Net Assets      Income     Expense Ratio**    Total Return***
                                    (000's)       Lowest-Highest      (000's)        Ratio*     Lowest-Highest     Lowest-Highest
                                    -------      ---------------     ----------    -----------  ----------------   ---------------
Prudential SP Growth
  Asset Allocation
  Portfolio ..................      54,257     $0.82369  $0.90967      $45,992       1.56%      1.40% to 1.70%    -13.39% to -13.13%
Prudential SP
  Aggressive Growth
  Asset Allocation
  Portfolio ..................       9,469     $0.74916  $0.87109      $ 7,367       0.37%      1.40% to 1.70%    -19.37% to -19.12%
Prudential SP Jennison
  International Growth
  Portfolio ..................      17,864     $0.53544  $0.74810      $10,336       0.32%      1.35% to 1.70%    -36.71% to -36.51%
Prudential SP Deutsche
  International Equity
  Portfolio ..................      18,004     $0.72306  $0.84741      $13,426       0.63%      1.35% to 1.70%    -23.36% to -23.13%
Evergreen EVG Capital
  Growth Fund
  (May 7, 2001) ..............           8     $0.90811  $0.90811      $     7       0.00%      1.40% to 1.40%     -9.19% to -9.19%
Evergreen EVG
  Foundation Fund
  (May 7, 2001) ..............          19     $0.95089  $0.95089      $    18      14.47%      1.40% to 1.40%     -4.91% to -4.91%
Evergreen EVG Omega
  Fund (May 7, 2001) .........           4     $0.91152  $0.91152      $     4       0.00%      1.40% to 1.40%     -8.85% to -8.85%
Evergreen EVG Small
  Cap Value Fund
  (May 7, 2001) ..............           4     $1.09268  $1.09268      $     4       0.81%      1.40% to 1.40%      9.27% to 9.27%

----------

  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the year ended December 31, 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2001 were excluded from the range of total return.

Note 9:  Related Party Footnote

         Prudential and its affiliates perform various services on behalf of the mutual fund companies that administer the mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.


                                       A24

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Strategic Partners Subaccounts of the
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
April 5, 2002


                                       A25

       CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  2001               2000
                                                                            -----------------  -----------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,935,472;
       2000:$3,552,244)                                                        $ 4,024,893       $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)                    -            324,546
Equity securities - available for sale, at fair value (cost, 2001: $173;
  2000: $13,446)                                                                       375             10,804
Commercial loans on real estate                                                      8,190              9,327
Policy loans                                                                       874,065            855,374
Short-term investments                                                             215,610            202,815
Other long-term investments                                                         84,342             83,738
                                                                                ----------       ------------
               Total investments                                                 5,207,475          5,048,125
Cash and cash equivalents                                                          374,185            453,071
Deferred policy acquisition costs                                                1,159,830          1,132,653
Accrued investment income                                                           77,433             82,297
Reinsurance recoverable                                                            300,697             31,568
Receivables from affiliates                                                         33,074             51,586
Other assets                                                                        20,134             29,445
Separate Account assets                                                         14,920,584         16,230,264
                                                                                ----------       ------------
TOTAL ASSETS                                                                   $22,093,412       $ 23,059,009
                                                                               ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $ 3,947,690       $  3,646,668
Future policy benefits and other policyholder liabilities                          808,230            702,862
Cash collateral for loaned securities                                              190,022            185,849
Securities sold under agreements to repurchase                                      80,715            104,098
Income taxes payable                                                               266,096            235,795
Other liabilities                                                                  228,596            120,891
Separate Account liabilities                                                    14,920,584         16,230,264
                                                                                ----------       ------------
Total liabilities                                                               20,441,933         21,226,427
                                                                                ----------       ------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    466,748            466,748
Retained earnings                                                                1,147,665          1,361,924

Accumulated other comprehensive income (loss):
    Net unrealized investment gains                                                 34,718              4,730
    Foreign currency translation adjustments                                          (152)            (3,320)
                                                                                ----------       ------------
Accumulated other comprehensive income                                              34,566              1,410
                                                                                ----------       ------------
Total stockholder's equity                                                       1,651,479          1,832,582
                                                                                ----------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $22,093,412       $ 23,059,009
                                                                               ===========       ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001                2000               1999
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                    $   90,868         $   121,921        $    98,976
Policy charges and fee income                                  490,185             474,861            414,425
Net investment income                                          343,638             337,919            276,821
Realized investment losses, net                                (60,476)            (20,679)           (32,545)
Asset management fees                                            7,897              71,160             60,392
Other income                                                     4,962               2,503              1,397
                                                            ----------         -----------        -----------

Total revenues                                                 877,074             987,685            819,466
                                                            ----------         -----------        -----------

BENEFITS AND EXPENSES

Policyholders' benefits                                        256,080             248,063            205,042
Interest credited to policyholders' account balances           195,966             171,010            136,852
General, administrative and other expenses                     382,701             410,684            392,041
                                                            ----------         -----------        -----------

Total benefits and expenses                                    834,747             829,757            733,935
                                                            ----------         -----------        -----------

Income from operations before income taxes                      42,327             157,928             85,531
                                                            ----------         -----------        -----------

Income tax (benefit) provision                                 (25,255)             54,432             29,936
                                                            ----------         -----------        -----------

NET INCOME                                                      67,582             103,496             55,595
                                                            ----------         -----------        -----------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                29,988              33,094            (38,266)

     Foreign currency translation adjustments                    3,168                (993)              (742)
                                                            ----------         -----------        -----------

Other comprehensive income (loss)                               33,156              32,101            (39,008)
                                                            ----------         -----------        -----------

TOTAL COMPREHENSIVE INCOME                                  $  100,738         $   135,597        $    16,587
                                                            ===========        ============       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                      other             Total
                                       Common        Paid-in-        Retained     comprehensive     stockholder's
                                    Common stock     capital         earnings     income (loss)        equity
                                    ------------     --------        --------     -------------     --------------
Balance, January 1, 1999              $   2,500    $  439,582     $  1,202,833     $      8,317      $   1,653,232

Net income                                    -             -           55,595                -             55,595

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (742)              (742)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -          (38,266)           (38,266)
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 1999                2,500       439,582        1,258,428          (30,691)         1,669,819

Net income                                    -             -          103,496                -            103,496

Contribution from Parent                      -        27,166                -                -             27,166

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (993)              (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -           33,094             33,094
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 2000
                                          2,500       466,748        1,361,924            1,410          1,832,582

Net income                                    -             -           67,582                -             67,582

Policy credits issued to eligible
policyholders                                 -             -         (128,025)               -           (128,025)

Dividends to Parent                           -             -         (153,816)               -           (153,816)

Change in foreign currency
translation adjustments, net of
taxes                                         -             -                -            3,168              3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                          -             -                -           29,988             29,988

                                      ---------    ----------     ------------     ------------      -------------
Balance, December 31, 2001            $   2,500    $  466,748     $  1,147,665     $     34,566      $   1,651,479
                                      =========    ==========     ============     ============      =============


                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                   2001             2000            1999
                                                             --------------     -----------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $       67,582     $   103,496     $     55,595
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                  (54,970)        (72,275)         (83,961)
     Interest credited to policyholders' account balances           195,966         171,010          136,852
     Realized investment losses, net                                 60,476          20,679           32,545
     Amortization and other non-cash items                          (49,594)        (48,141)          75,037
     Change in:
         Future policy benefits and other policyholders'            105,368          73,340          100,743
         liabilities
         Accrued investment income                                    4,864         (13,380)          (7,803)
         Receivable from/Payable to affiliate                        18,512         (24,907)         (66,081)
         Policy loans                                               (40,645)        (63,022)         (25,435)
         Deferred policy acquisition costs                         (100,281)        (69,868)        (201,072)
         Income taxes payable/receivable                             38,839          90,195          (47,758)
         Other, net                                                 (38,114)         51,011           18,974
                                                             --------------     -----------     ------------
Cash Flows From (Used in) Operating Activities                      208,003         218,138          (12,364)
                                                             --------------     -----------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                 2,653,798       2,273,789        3,076,848
               Held to maturity                                           -          64,245           45,841
         Equity securities                                              482           1,198            5,209
         Commercial loans on real estate                              1,137           1,182            6,845
         Other long-term investments                                      -          15,039              385
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                (2,961,861)     (2,782,541)      (3,452,289)
               Held to maturity                                           -               -          (24,170)
         Equity securities                                             (184)        (11,134)          (5,110)
         Other long-term investments                                   (130)         (6,917)         (39,094)
     Cash collateral for loaned securities, net                       4,174          98,513           14,000
     Securities sold under agreement to repurchase, net             (23,383)         82,947          (28,557)
     Short-term investments, net                                    (12,766)       (118,418)          92,199
                                                             --------------     -----------     ------------
Cash Flows Used In Investing Activities                            (338,733)       (382,097)        (307,893)
                                                             --------------     -----------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                              1,456,668       2,409,399        3,457,158
     Policyholders' account withdrawals                          (1,313,300)     (1,991,363)      (3,091,565)
     Cash dividend to Parent                                        (26,048)              -                -
     Cash provided to affiliate                                     (65,476)              -                -
                                                             --------------     -----------     ------------
Cash Flows (Used in) From Financing Activities                       51,844         418,036          365,593
                                                             --------------     -----------     ------------
     Net increase in Cash and cash equivalents                      (78,886)        254,077           45,336
     Cash and cash equivalents, beginning of year                   453,071         198,994          153,658
                                                             --------------     -----------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                       $      374,185     $   453,071     $    198,994
                                                             ==============     ===========     ============

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                            $      (46,021)    $   (14,832)    $     55,144
                                                             --------------     -----------     ------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                     $       81,952     $         -     $          -
                                                             --------------     -----------     ------------
     Taiwan branch dividend paid with net assets/liabilities $       45,816     $         -     $          -
                                                             --------------     -----------     ------------
     Policy credits issued to eligible policyholders         $      128,025     $         -     $          -
                                                             --------------     -----------     ------------
     Contribution from Parent                                $            -     $    27,166     $          -
                                                             --------------     -----------     ------------

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 14.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000 or 1999.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 14). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 11 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2001
                                                 ---------------------------------------------------------------
                                                                    Gross             Gross
                                                 Amortized        Unrealized        Unrealized      Estimated
                                                    Cost            Gains             Losses        Fair Value
                                                 -------------   --------------   --------------  --------------
                                                                         (In Thousands)
Fixed Maturities Available For Sale
U.S. Treasury Securities and Obligations of
     U.S. Government Corporations and
     Agencies                                     $ 303,606        $   1,496         $  1,648      $  303,454

Foreign Government Bonds                             27,332            2,122                -          29,454

Corporate Securities                              3,594,386          116,186           28,834       3,681,738

Mortgage-backed Securities                           10,148              160               61          10,247

                                                 ----------        ---------         --------      ----------
Total Fixed Maturities Available For Sale        $3,935,472        $ 119,964         $ 30,543      $4,024,893
                                                 ==========        =========         ========      ==========

Equity Securities Available For Sale             $      173        $     220         $     18      $      375
                                                 ==========        =========         ========      ==========

                                                                              2000
                                                  --------------------------------------------------------------
                                                                    Gross             Gross
                                                  Amortized       Unrealized       Unrealized       Estimated
                                                    Cost            Gains            Losses         Fair Value
                                                 --------------   ------------   --------------   --------------
                                                                        (In Thousands)
  Fixed Maturities Available For Sale
  U.S. Treasury Securities and Obligations of
       U.S. Government Corporations and
       Agencies                                   $  309,609        $ 7,888          $    17       $  317,480

  Foreign Government Bonds                           136,133          8,093              520          143,706

  Corporate Securities                             3,075,023         43,041           49,538        3,068,526

  Mortgage-backed Securities                          31,479            330                0           31,809

                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Available For Sale       $3,552,244        $59,352          $50,075       $3,561,521
                                                  ==========        =======          =======       ==========

  Fixed Maturities Held To Maturity
  Corporate Securities                            $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Held To Maturity         $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ==========        =======          =======       ==========

  Equity Securities Available For Sale            $   13,446        $   197          $ 2,839       $   10,804
                                                  ==========        =======          =======       ==========


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001 is shown below:

                                                         Available For Sale
                                               --------------------------------------
                                                  Amortized         Estimated Fair
                                                    Cost                 Value
                                               ---------------    -------------------
                                                         (In Thousands)

        Due in one year or less                 $   802,235            $   821,790

        Due after one year through five years     1,841,097              1,885,535

        Due after five years through ten years    1,026,709              1,045,693

        Due after ten years                         255,283                261,628

        Mortgage-backed securities                   10,148                 10,247
                                                -----------            -----------

        Total                                   $ 3,935,472            $ 4,024,893
                                                ===========            ===========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999, were $2,380.4 million, $2,103.6 million, and $2,950.4 million, respectively. Gross gains of $40.3 million, $15.3 million, $13.1 million, and gross losses of $47.7 million, $33.9 million, and $31.1 million, were realized on those sales during 2001, 2000, and 1999, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2001, 2000, and 1999, were $273.4 million, $170.2 million, and $126.5 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $53.5 million, $12.3 million, and $11.2 million, for the years 2001, 2000 and 1999, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $324.5 million. Unrealized investment losses of $2.5 million, net of tax were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 1999, there were no securities classified as held to maturity that were transferred. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                                        2001                            2000
                                             --------------------------      -------------------------
                                                                  (In Thousands)

         Retail Stores                           $  4,623      56.4%             $  5,615     60.2%

         Industrial Buildings                       3,567      43.6%                3,712     39.8%

                                             --------------------------      -------------------------
               Net Carrying Value                $  8,190     100.0%             $  9,327    100.0%
                                             ==========================      =========================

The concentration of commercial loans are in the states of Washington (47%), New Jersey (44%), and North Dakota (9%).

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Special Deposits and Restricted Assets
Fixed maturities of $2.9 million and $8.0 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million at December 31, 2001 and 2000, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $84.3 million and $83.7 million as of December 31, 2001 and 2000, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $35.8 million and $34.3 million at December 31, 2001 and 2000, respectively. The Company's share of net income from the joint ventures was $1.6 million, $.9 million, and $.3 million, for the years ended December 31, 2001, 2000 and 1999, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $44.0 million and $46.9 million at December 31, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2001                2000              1999
                                                          ----------------   -----------------  ----------------
                                                                              (In Thousands)

  Fixed Maturities - Available For Sale                    $    279,477       $    237,042      $    188,236
  Fixed Maturities - Held To Maturity                                 -             26,283            29,245
  Equity Securities - Available For Sale                             71                 18                 -
  Commercial Loans On Real Estate                                   905              1,010             2,825
  Policy Loans                                                   48,149             45,792            42,422
  Short-Term Investments and Cash Equivalents                    24,253             29,582            19,208
  Other                                                           6,021             16,539             4,432
                                                          ----------------   -----------------  ----------------
  Gross Investment Income                                       358,876            356,266           286,368
       Less:  Investment Expenses                               (15,238)           (18,347)           (9,547)
                                                          ----------------   -----------------  ----------------
  Net Investment Income                                   $     343,638       $    337,919      $    276,821
                                                          ================   =================  ================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2001                2000               1999
                                                          ----------------   -----------------  -----------------
                                                                               (In Thousands)

  Fixed Maturities - Available For Sale                     $    (60,924)      $    (34,600)     $    (29,192)
  Fixed Maturities - Held To Maturity                                  -               (212)              102
  Equity Securities - Available For Sale                             (56)               271               392
  Derivatives                                                     (1,396)            15,039            (1,557)
  Other                                                            1,900             (1,177)           (2,290)
                                                          ----------------   -----------------  -----------------

  Realized Investment Losses, Net                           $    (60,476)      $    (20,679)     $    (32,545)
                                                          ================   =================  =================

Securities Pledged to Creditors
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $265.2 million and $287.8 million, respectively.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                            Accumulated
                                                                                                               Other
                                                                                                           Comprehensive
                                                                                                           Income (Loss)
                                                               Deferred                      Deferred     Related To Net
                                            Unrealized          Policy      Policyholders'  Income Tax      Unrealized
                                           Gains(Losses)      Acquisition      Account      (Liability)     Investment
                                          On Investments         Costs         Balances       Benefit      Gains(Losses)
                                          ------------------ -------------  --------------  -----------   ---------------
                                                                            (In Thousands)
Balance, January 1, 1999                  $        25,169     $   (13,115)  $      2,680    $   (4,832)   $      9,902

Net investment gains(losses) on
investments arising during the period            (138,268)              -              -        47,785         (90,483)

Reclassification adjustment for
gains(losses) included in net income               28,698               -              -        (9,970)         18,728

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -          53,407              -       (16,283)         37,124

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -         (5,712)        2,077          (3,635)
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 1999                        (84,401)         40,292         (3,032)       18,777         (28,364)

Net investment gains(losses) on
investments arising during the period              56,707               -              -       (21,539)         35,168

Reclassification adjustment for
gains(losses) included in net income               34,329               -              -       (13,039)         21,290

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (39,382)             -        14,177         (25,205)

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -          2,877        (1,036)          1,841
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2000                          6,635             910           (155)       (2,660)          4,730

Net investment gains(losses) on
investments arising during the period              22,007               -              -        (7,922)         14,085

Reclassification adjustment for
gains(losses) included in net income               60,980               -              -       (21,953)         39,027

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (41,223)             -        14,840         (26,383)

Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                -               -          5,092        (1,833)          3,259
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2001                $        89,622    $    (40,313)   $     4,937    $  (19,528)   $     34,718
                                          ===============    ============    ============   ==========    =============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                 2001             2000            1999
                                                                             (In Thousands)
Balance, Beginning of Year                                  $  1,132,653  $     1,062,785   $      861,713
Capitalization of Commissions, Sales and Issue Expenses          295,823          242,322          242,373
Amortization                                                    (156,092)        (129,049)         (96,451)
Change In Unrealized Investment (Gains) Losses                   (41,223)         (39,382)          53,407
Foreign Currency Translation                                       1,773           (4,023)           1,743
Transfer of Taiwan branch balance to an affiliated company       (73,104)               -                -
                                                            ------------  ---------------   --------------
Balance, End of Year                                        $  1,159,830  $     1,132,653   $    1,062,785
                                                            ============  ===============   ==============


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                             2001                2000
                                                           --------           ----------
                                                                   (In Thousands)
         Life Insurance - Domestic                         $500,974           $  429,825
         Life Insurance - Taiwan                            260,632              226,272
         Individual Annuities                                32,423               31,817
         Group Annuities                                     14,201               14,948
                                                           --------           ----------
                                                           $808,230           $  702,862
                                                           ========           ==========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.


The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   ----------------------------   ----------------  --------------------------

Life Insurance - Domestic          Generally rates guaranteed     2.5% to 11.25%    Net level premium based
Variable and Interest-Sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life Insurance - Domestic Term     Best estimate plus a            6.5% to 6.75%    Net level premium plus a
Insurance                          provision for adverse                            provision for adverse
                                   deviation                                        deviation

Life Insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus a
                                   standard table plus a                            provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual Annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group Annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Policyholders' account balances at December 31, are as follows:


                                                          2001                     2000
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-Sensitive Life Contracts             $  1,976,710             $  1,886,714
         Individual Annuities                               976,237                  859,996
         Guaranteed Investment Contracts                    994,743                  899,958
                                                       ------------             ------------
                                                       $  3,947,690             $  3,646,668
                                                       ============             ============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------

Interest Sensitive Life Contracts              3.0% to 6.75%              Various up to 10 years

Individual Annuities                           3.0% to 16.0%              0% to 7% for up to 9 years

Guaranteed Investment Contracts               4.32% to 8.03%              Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiary as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business, are described further in
Note 14.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                          2001               2000              1999
                                                    ----------------   ----------------  ----------------
                                                                        (In Thousands)
       Domestic:
       Reinsurance premiums ceded - affiliated           $   (9,890)       $    (7,641)      $    (5,630)
       Reinsurance premiums ceded - unaffiliated            (13,399)            (2,475)                -
       Policyholders' benefits ceded                         10,803              3,558             3,140

       Taiwan after the transfer:
       Reinsurance premiums ceded -affiliated               (82,433)                 -                 -
       Policyholders' benefits ceded-affiliated              12,859                  -                 -

       Taiwan before the transfer:
       Reinsurance premiums ceded - affiliated                 (107)            (1,573)           (1,252)
       Reinsurance premiums ceded -unaffiliated                (167)            (2,830)           (1,745)
       Policyholders' benefits ceded                             71              1,914             1,088
       Reinsurance premiums assumed                             162              1,671             1,778


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              2001                 2000
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Domestic Life Insurance -                          $    11,014          $    8,765
         affiliated
         Domestic Life Insurance -                               14,850               2,037
         unaffiliated
         Other Reinsurance - affiliated                          14,201              14,948

         Taiwan Life Insurance-affiliated                       260,632                   -
         Taiwan Life Insurance-unaffiliated                           -               5,818
                                                            -----------          ----------
                                                            $   300,697          $   31,568
                                                            ===========          ==========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2001                 2000                  1999
                                                        ----                 ----                  ----
                                                                        (In Thousands)

         Life Insurance Face Amount In Force        $  84,317,628         $ 66,327,999          $ 54,954,680
         Ceded To Other Companies                     (25,166,264)          (7,544,363)           (2,762,319)
                                                    -------------         ------------          ------------
         Net Amount of Life Insurance In Force      $  59,151,364         $ 58,783,636          $ 52,192,361
                                                    =============         ============          ============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans
The Company had a non-contributory defined benefit pension plan that covered substantially all of its Taiwanese employees. The pension plan was transferred to an affiliate on January 31, 2001 as described in Note 14. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                               2001                2000              1999
                                                           -----------         ------------       -----------
                                                                              (In Thousands)
     Current Tax Expense (Benefit):
        U.S.                                               $ (100,946)           $   8,588        $  (14,093)
        State and Local                                         1,866                   38               378
        Foreign                                                   124                   35                15
                                                           ----------            ---------        ----------
        Total                                                 (98,956)               8,661           (13,700)
                                                           ----------            ---------        ----------


     Deferred Tax Expense (Benefit):
        U.S.                                                   76,155               43,567            42,320
        State and Local                                        (2,454)               2,204             1,316
                                                           ----------            ---------        ----------
        Total                                                  73,701               45,771            43,636
                                                           ----------            ---------        ----------

      Total Income Tax Expense                             $  (25,255)          $   54,432        $   29,936
                                                           ==========           ==========        ==========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                              2001                2000               1999
                                                           ------------        -----------       -----------
                                                                              (In Thousands)

     Expected Federal Income Tax Expense                   $    14,814         $    55,275       $    29,936
         State and Local Income Taxes                             (382)              1,457             1,101
         Non taxable investment income                         (38,693)             (6,443)           (1,010)
         Incorporation of Taiwan Branch                         (1,774)                  -                 -
         Other                                                     780               4,143               (91)
                                                           -----------         -----------       -----------
         Total Income Tax Expense                          $   (25,255)        $    54,432       $    29,936
                                                           ===========         ===========       ===========

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                               2001                    2000
                                                            ----------              ----------
                                                                      (In Thousands)
              Deferred Tax Assets
                   Insurance Reserves                       $   43,317              $  100,502
                   State Net Operating Losses                    5,642                   1,400
                   Other                                         9,309                   8,610
                                                            ----------              ----------
                   Deferred Tax Assets                          58,268                 110,512
                                                            ----------              ----------

              Deferred Tax Liabilities
                   Deferred Acquisition Costs                  324,082                 324,023
                   Net Unrealized Gains on Securities           32,264                   2,389
                   Investments                                  20,644                  19,577
                                                            ----------              ----------
                   Deferred Tax Liabilities                    376,990                 345,989
                                                            ----------              ----------

              Net Deferred Tax Liability                    $  318,722              $  235,477
                                                            ==========              ==========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, the Company and its subsidiary had no federal operating loss carryforwards for tax purposes. At December 31, 2001 and December 31, 2000, the Company had state operating loss carryforwards for tax purposes of $369 million and $91 million, which expire by 2021 and 2020, respectively.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.


9.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $71.5 million, $(50.5) million, and $(82.3) million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $728.7 million and $849.6 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily relating to the recognition of deferred tax assets.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                          2001                                 2000
                                           -----------------------------------    -------------------------------
                                               Carrying          Estimated            Carrying       Estimated
                                                Value            Fair Value            Value         Fair Value
                                           ----------------  -----------------    --------------- ---------------
                                                                        (In Thousands)
Financial Assets:
   Fixed Maturities:  Available For Sale     $ 4,024,893       $  4,024,893       $  3,561,521    $  3,561,521
   Fixed Maturities:  Held To Maturity                 -                  -            324,546         320,634
   Equity Securities                                 375                375             10,804          10,804
   Commercial Loans on Real Estate                 8,190             10,272              9,327          10,863
   Policy Loans                                  874,065            934,203            855,374         883,460
   Short-Term Investments                        215,610            215,610            202,815         202,815
   Cash and Cash Equivalents                     374,185            374,185            453,071         453,071
   Separate Account Assets                    14,920,584         14,920,584         16,230,264      16,230,264

Financial Liabilities:
   Investment Contracts                        2,003,265          2,053,259          1,762,794       1,784,767
   Cash Collateral for Loaned Securities         190,022            190,022            185,849         185,849
   Securities Sold Under Repurchase               80,715             80,715            104,098         104,098
   Agreements
   Separate Account Liabilities               14,920,584         14,920,584         16,230,264      16,230,264



11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivatives may be held for trading purposes or held for purposes other than trading. All of the Company's derivatives are held for purposes other than trading.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. As of December 31, 2001, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in fair value are included in earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings.

Types of Derivative Instruments

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in "Realized investment losses, net" in the Consolidated Statement of Operations. During the period that interest rate swaps are outstanding, net receipts or payments are include in" Net investment income" in the Consolidated Statement of Operations.

Futures and Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in "Realized investment losses, net."

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Pruco Life Insurance Company and Subsidiary


Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2001 and 2000. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.


                         Other than Trading Derivatives
                           December 31, 2001 and 2000
                                 (In Thousands)

                                                2001                                           2000
                            --------------------------------------------------------------------------------------------
                                              Estimated       Carrying                      Estimated       Carrying
                               Notional      Fair Value        Value         Notional       Fair Value        Value
Non-Hedge Accounting
---------------------------

Swap Instruments
Interest Rate
    Asset                        $   9,470       $    638        $    638      $   9,470        $    327       $    327
    Liability                            -              -               -              -               -              -
Currency
    Asset                           24,785          3,858           3,858              -               -              -
    Liability                            -              -               -              -               -              -
Future Contracts
US Treasury Futures
    Asset                           76,800            394             394        139,800           3,530          3,530
    Liability                       64,500            238             238         61,900           1,067          1,067

Hedge Accounting
---------------------------

Swap Instruments
Currency
    Asset                                -              -               -         28,326           1,633          2,155
    Liability                            -              -               -              -               -              -

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2001, 86% of notional consisted of interest rate derivatives, and 14% of notional consisted of foreign currency derivatives.


12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution until December 29, 2002.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential of $108 million.


14.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001. The Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $647.2 million and $685.9 million at December 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $7.0 million and $9.6 million for the years ending December 31, 2001 and 2000.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2001 or 2000. The fourth agreement, which is new for 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of the Holding Company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums and benefits ceded for the period ending December 31, 2001 from the Taiwan coinsurance agreement were $82.4 million and $12.9 million, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001 or December 31, 2000.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

(1) Financial Statements of the Strategic Partners Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2001; the Statements of Operations for the period ended December 31, 2001; the Statements of Changes in Net Assets for the periods ended December 31, 2001 and December 31, 2000; and the Notes relating thereto will appear in the statement of additional information. (Part B of the Registration Statement) (Note 1)

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2001 and 2000; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2001, 2000 and 1999; and the Notes to the Consolidated Financial Statements will appear in the statement of additional information (Part B of the Registration Statement) (Note 1).

(b)   EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)   Agreements for custody of securities and similar investments--Not
      Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company (Depositor) (Note 3)

      (b)   Form of Selected Broker Agreement used by PIMS (Note 3)


(4)   (a)   The Strategic Partners Variable Annuity Contract VBON-2000. (Note
            11)

      (b)   The Strategic Partners Variable Annuity Contract VDCA-2000. (Note
            11)

      (c) Endorsement to Strategic Partners Variable Annuity Contract VBON-2000. (Note 12).

      (d) Endorsement to Strategic Partners Variable Annuity Contract VDCA-2000. (Note 12)

      (e)   Endorsement to Strategic Partners Variable Annuity Contract:
            Earnings Appreciator (Note 12)

      (f)   Endorsement to Strategic Partners Variable Annuity Contract:
            VDCA-2000. (Note 13)

      (g) Endorsement to Strategic Partners Variable Annuity Contract: Fixed Rate Investment Option. (Note 13).

      (h) Endorsement to Strategic Partners Variable Annuity Contract: Dollar Cost Averaging Fixed Rate Investment Option. (Note 13).

      (i)   Endorsement to Strategic Partners Variable Annuity Contract:
            Earnings Appreciator Benefit. (Note 13).

      (j) Endorsement to Strategic Partners Variable Annuity Contract: Income Appreciator Benefit. (Note 13).

      (k) Endorsement to Strategic Partners Variable Annuity Contract: Bonus. (Note 13).



 (5)  (a)   Application form for the Contract. (Note 11).

      (b)   Application form for the Contract. (Note 1).


(6)   (a)   Articles of Incorporation of Pruco Life Insurance Company, as
            amended through October 19, 1993. (Note 4)

      (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed: (a) Form of Fund Participation Agreement. (Note 6)

(9)   Opinion of Counsel as to legality of the securities being registered.
      (Note 1)


(10)  (a)   Written consent of PricewaterhouseCoopers LLP independent
            accountants. (Note 1)



      (b)   Written consent of Shea & Gardner (Note 1)


(11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners -- Not Applicable.

(13)  Schedule of Performance Computations. (Note 1)

(14)  Powers of Attorney.

(a)   Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 11)

(b)   James J. Avery, Jr (Note 9)

(c)   David R. Odenath, Jr., William J. Eckert and Ronald P. Joelson (Note 10)


(Note 1) Filed herewith

(Note 2) Incorporated by reference to Form N-4, Registration No. 33-61125, filed
      July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form
      N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Form 10-K, Registration No. 33-86780, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post Effective Amendment No. 8 to Form
      S-6, Registration No.33-49994, filed April 28, 1997, on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 2 to Form
      S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 10) Incorporated by reference to Form S-6, Registration No. 333- 49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 11) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 4 to Form
      N-4, to this Registration Statement, filed January 15, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.


(Note 13) Incorporated by reference to Post-Effective Amendment No. 6 to Form
      N-4, to this Registration Statement, filed August 1, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part B:  Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey

Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.

The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-75702, filed April 5, 2002, the text of which is hereby incorporated.



ITEM 27. NUMBER OF CONTRACT OWNERS


As of August 31, 2002 there were 668 owners of qualified contracts and 15,769 of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance polices.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a)   Prudential Investment Management Services LLC (PIMS)

Prudential Investment Management Services, LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., is distributor for Cash Accumulation Trust COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Jennison Equity Opportunity Fund, Jennison Growth Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Active Balanced Fund, Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trust: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the officers and directors of PIMS is set forth below.



                                    POSITIONS AND OFFICES       POSITIONS AND OFFICES
           NAME (1)                   WITH UNDERWRITER             WITH REGISTRANT
   -----------------------   ---------------------------------  ---------------------
       Robert F. Gunia....   President                          None

       Ajay Sawhney.......   Executive Vice President           None

       John R. Strangfeld.   Executive Vice President           None

       John T.  Doscher...   Senior Vice President and Chief    None
                             Compliance Officer

       William V. Healey..   Senior Vice President, Secretary   None
                             and
                             Chief Legal Officer

       Margaret M. Deverell  Senior Vice President,             None
                             Comptroller and
                             Chief Financial Officer

       C. Edward Chaplin..   Treasurer                          None


(I) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)

-----------------------------------------------------------------------------------------------
Name of Principal Underwriter   Net Underwriting Discounts    Compensation on     Brokerage
                                and Commissions               Redemption          Commission
-----------------------------------------------------------------------------------------------
Prudential Investment           $ 32,456,997.00               $ -0-               $-0-
Management Services, LLC


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal hereto affixed and attested, all in the City of Newark and the State of New Jersey, on this 25 day of October, 2002.


            THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)


     Attest:       /s/ CLIFFORD E. KIRSCH    /s/      ANDREW J. MAKO
     ------------------------------------    -----------------------
        CLIFFORD E. KIRSCH                   ANDREW J. MAKO
        CHIEF LEGAL OFFICER AND SECRETARY    EXECUTIVE VICE
                                             PRESIDENT

                                   SIGNATURES


      As required by the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed by the following persons in the capacities and on the date indicated:

                        SIGNATURE AND TITLE
               ------------------------------------


                          *
               -----------------------------
               VIVIAN L. BANTA                       Date:  October 25, 2002
               PRESIDENT, CHAIRMAN AND DIRECTOR


                           *
               -----------------------------
               WILLIAM J. ECKERT, IV
               VICE PRESIDENT AND CHIEF
               ACCOUNTING OFFICER


                            *                        *By:  CLIFFORD E. KIRSCH
               ------------------------------        ------------------------
               JAMES J. AVERY JR.                    CLIFFORD E. KIRSCH
               VICE CHAIRMAN AND DIRECTOR            (ATTORNEY-IN-FACT)

                            *
               ------------------------------
               RONALD P. JOELSON
               DIRECTOR

                            *
               ------------------------------
               RICHARD J. CARBONE
               DIRECTOR

                            *
               ------------------------------
               HELEN M. GALT
               DIRECTOR

                            *
               ------------------------------
               DAVID R. ODENATH, JR.
               DIRECTOR

                                  EXHIBIT INDEX

EXHIBITS

5(b) Application

(9) Opinion of Counsel.

(10)(a) Written consent of PricewaterhouseCoopers LLP independent accountants.


(10)(b) Written consent of Shea & Gardner


(13) Schedule of Performance Computations.